As filed with the Securities and Exchange Commission on July 24, 2026

Securities Act File No. 333-[ ]

Investment Company Act File No. 811-23776

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

Registration Statement Under the Securities Act of 1933 ☒

Pre-Effective Amendment No. ☐
Post-Effective Amendment No. ☐

and/or

Registration Statement Under the Investment Company Act of 1940 ☒

Amendment No. 7 ☒

HARTFORD SCHRODERS PRIVATE OPPORTUNITIES FUND

(Exact name of Registrant as specified in Charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (610) 386-4068

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and address of agent for service)

COPY TO:

John V. O’Hanlon, Esquire

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Approximate Date of Commencement of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c).

☒	immediately upon filing pursuant to paragraph (b) of Rule 486.

☐	on (date) pursuant to paragraph (b) of Rule 486.

☐	60 days after filing pursuant to paragraph (a) of Rule 486.

☐	on (date) pursuant to paragraph (a) of Rule 486.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

PROSPECTUS

July 24, 2026

Hartford Schroders Private Opportunities Fund

CLASS A SHARES (XHFAX), CLASS I SHARES (XHFIX) AND CLASS SDR SHARES (XHFSX)

OF BENEFICIAL INTEREST

The Hartford Schroders Private Opportunities Fund (the “Fund”) is a statutory trust organized in the state of Delaware that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

Investment Objective and Principal Investment Strategies. The Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a wide range of private equity investments worldwide. The Fund invests primarily in the equity interests of companies that are not listed on stock exchanges (private equity) and that are seeking to actively build, grow, transform or innovate. Under normal circumstances, the Fund intends to invest at least 80% of its assets in private investments of any type. The Fund’s private investments will include (i) co-investments and direct investments in operating companies through the acquisition of equity or equity-like securities or special purpose vehicles that acquire the securities of privately-owned companies, (ii) primary offerings and secondary acquisitions of private equity assets and/or (iii) interests in alternative investment funds that pursue private equity strategies. The Fund may also invest in shares of private money market funds.

Unlisted Closed-End Fund. An investment in the Fund is subject to, among others, the following risks:

●	There is not expected to be any secondary trading market in the Shares (as defined herein).

●	Shareholders should not expect to be able to sell their Shares regardless of how the Fund performs. An investment in the Fund is considered illiquid.

●	Unlike many closed-end funds, the Shares are not listed on any securities exchange. To provide shareholders with limited liquidity, the Fund intends to conduct repurchases of Shares in each quarter. The Fund intends to offer to repurchase Shares from shareholders in each quarter in an amount up to 5% of the Fund’s net asset value as of the prior calendar quarter end. The Fund’s Board of Trustees has complete discretion to determine whether the Fund will engage in any share repurchase, and, if so, the terms of such repurchase. No assurances can be given that the Fund will engage in a share repurchase in any given quarter. See “Summary of Terms – Share Repurchases by the Fund.”

●	The Fund invests in private funds which are subject to certain risks including those related to illiquidity, indirect fees, valuation, limited operating histories and limited information regarding underlying investments. See “Private Equity Investment Risk.”

●	The amount of distributions that the Fund may pay, if any, is uncertain.

●	The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.

●	A return of capital to shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the shareholder’s original investment.

Investing in Shares involves a high degree of risk. See “Types of Investments and Related Risks” beginning on page 32 of this Prospectus.

The date of this Prospectus is July 24, 2026

	Per Class A Share(1)	Per Class I Share(1)	Per Class SDR Share(1)	Total(2)
Public Offering Price	$ At current NAV, plus sales charge	$ At current NAV	$ At current NAV	Up to $200,000,000
Sales Charge (Load)(1)	Up to 3.50%	None	None	N/A
Proceeds to the Fund (Before Expenses)(2)	$ Amount invested at current NAV	$ Amount invested at current NAV	$ Amount invested at current NAV	Up to $200,000,000

(1)	The minimum initial investment for Class A and Class I Shares of the Fund is $25,000, and the minimum subsequent investment for Class A and Class I Shares of the Fund is $10,000. Effective July 31, 2026, the minimum initial investment for Class SDR Shares of the Fund is $100,000, while subsequent investments may be made in any amount. These minimums may be waived for certain investors. Class A Shares are subject to a sales charge of up to 3.50%. Class I Shares and Class SDR Shares of the Fund are not subject to sales charges. The table assumes the maximum sales charge is imposed on Class A Shares.

(2)	Assumes all Shares currently registered are sold in the continuous offering.

Investment Adviser and Sub-Advisers. The investment adviser to the Fund is Hartford Funds Management Company, LLC (the “Adviser” or “HFMC”), an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of the Fund’s activities and supervises the activities of the investment sub-advisers. The Fund’s sub-adviser is Schroder Investment Management North America Inc. (“SIMNA”). The Fund’s sub-sub-adviser is Schroders Capital Management (US) Inc. (“Schroders Capital” and, collectively with SIMNA, the “Sub-Advisers”). The Sub-Advisers are each an investment adviser registered under the Advisers Act. The Sub-Advisers are responsible for the daily investment activities for the Fund.

Securities Offered. The Fund is offering on a subscription basis up to 14,441,939 Shares. For Class A Shares, the maximum sales charge is 3.50% of the amount invested. Class I Shares and Class SDR Shares are not subject to sales charges. The minimum initial investment for Class A and Class I Shares of the Fund is $25,000, and the minimum subsequent investment for Class A and Class I Shares of the Fund is $10,000. Effective July 31, 2026, the minimum initial investment for Class SDR Shares is $100,000, and there is no minimum subsequent investment. The Fund reserves the right to waive investment minimums at its sole discretion. Shares are being offered through Hartford Funds Distributors, LLC (the “Distributor”) at an offering price equal to the Fund’s then current NAV per Share plus any applicable sales charge.

Risk Factors and Restrictions on Transfer. Investing in Shares involves a high degree of risk. See “Types of Investments and Related Risks.” Shares will not be listed on any national securities exchange. Shares are subject to restrictions on transferability, and liquidity will be provided by the Fund only through repurchase offers, which may be made from time to time by the Fund as determined by the Fund’s Board of Trustees in its sole discretion. See “Repurchases and Transfers of Shares.”

Eligible Investors. Shares are available to all investors subject to the investment minimums set forth above. The minimum initial and additional investments may be waived or reduced by the Fund at its sole discretion with respect to certain individual investors or classes of investors. The Distributor and/or any Selling Agent, as defined herein, may impose additional eligibility requirements for investors who purchase Shares through the Distributor or such Selling Agent. Investors may only purchase Class I Shares through the Distributor or through a registered investment adviser (a “RIA”) that has entered into an arrangement with the Distributor for such RIA to offer Class I Shares in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA. The Distributor and/or any such RIA may also impose additional eligibility requirements for investors who purchase Class I Shares from the Distributor through such RIA.

This Prospectus provides the information that a prospective investor should know about the Fund before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information, dated July 24, 2026 (the “Statement of Additional Information” or “SAI”), has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. The Statement of Additional Information and the Fund’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at Hartford Funds, P.O. Box 2175, Milwaukee, WI 53201-2175, by calling (888) 660-3010 or by visiting the Fund’s website at www.hartfordfunds.com. In addition, the contact information provided above may be used to request additional information about the Fund and to make shareholder inquiries. The Statement of Additional Information, other material incorporated by reference into this Prospectus and other information about the Fund is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

Neither the Securities and Exchange Commission, the Commodity Futures Trading Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

TABLE OF CONTENTS

SUMMARY OF TERMS

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and the Statement of Additional Information.

THE FUND

The Fund is organized as a Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company.

The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”), Class I (“Class I Shares”) and Class SDR (“Class SDR Shares”) to Eligible Investors (as defined herein).

Class A Shares, Class I Shares and Class SDR Shares are subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

THE ADVISER and Sub-AdviserS

Hartford Funds Management Company, LLC (“HFMC” or the “Adviser”) serves as the Fund’s investment adviser. Schroder Investment Management North America Inc. (“SIMNA”) serves as the Fund’s sub-adviser and Schroders Capital Management (US) Inc. (“Schroders Capital” and, collectively with SIMNA, the “Sub-Advisers”) serves as the Fund’s sub-sub-adviser. Each of HFMC, SIMNA and Schroders Capital is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser and Sub-Advisers are collectively referred to herein as the “Advisers.”

On June 3, 2026, The Hartford Insurance Group, Inc. (“The Hartford”) and Wellington Management Company LLP (“Wellington”) announced that they had reached a definitive agreement under which Wellington Investment Advisors Holdings, LLP, Wellington’s corporate parent, will acquire Hartford Funds Management Group, Inc. (“HFMG”) and certain affiliates (including HFMC). The resulting company will be wholly owned by Wellington and will operate under the Wellington name. Following the closing of the above transaction, HFMC or an affiliate will continue to serve as the investment adviser to the Fund contingent upon the approval of the Fund’s shareholders.

On February 12, 2026, Schroders plc announced it had reached an agreement on the terms of a recommended cash acquisition under which Pantheon, LLC, a newly incorporated subsidiary of Nuveen, LLC (a TIAA company), would acquire the entire issued and to be issued share capital of Schroders plc, the ultimate parent company of the Sub-Advisers. The transaction would combine the businesses to create one of the world’s largest global active asset managers. Shareholder approval was obtained on April 16, 2026, and the transaction remains subject to court sanction and remaining regulatory approvals, with completion currently expected in Q4 2026.

INVESTMENT OBJECTIVE	The Fund seeks to provide long-term capital appreciation.
INVESTMENT OPPORTUNITIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing in a wide range of private equity investments worldwide. The Fund invests primarily in the equity interests of companies that are not listed on stock exchanges (private equity) and that are seeking to actively build, grow, transform or innovate. Under normal circumstances, the Fund intends to invest at least 80% of its assets in private investments of any type. The Fund’s private investments will include (i) co-investments and direct investments in operating companies through the acquisition of equity or equity-like securities or special purpose vehicles that acquire the securities of privately-owned companies (“Direct Investments”), (ii) primary offerings and secondary acquisitions of private equity assets and/or (iii) interests in alternative investment funds that pursue private equity strategies (“Investment Funds” and, together with Direct Investments, “Investment Interests”). The Fund may also invest in shares of private money market funds.

The Fund aims to provide broad exposure by allocating the Fund’s assets on an opportunistic basis across private equity strategies, regions, sectors and industries. The Fund will generally focus on Investment Interests that provide exposure to companies considered to be small to medium-sized enterprises that have an enterprise value between $50 million to $1 billion. Private equity strategies in which the Fund will invest (the “Strategies”) are linked to the financial purpose of the underlying interests. These Strategies may include a management or leveraged buyout of a mature company (Buyout); providing expansion capital to companies in their development stage (Growth Capital); providing capital to finance innovation for companies early in their commercial development (Venture Capital); and providing financing to companies that are undergoing a special situation such as restructuring (Special Situations). In selecting investments for the Fund, the Sub-Advisers will integrate financially material environmental, social and governance (“ESG”) characteristics (when available for an issuer) into their investment process. ESG characteristics are one of several factors that contribute to the Sub-Advisers’ overall evaluation of the risk and return potential of an investment.

The Fund may access investment opportunities within the Strategies through Direct Investments or primary and secondary investments in Investment Funds. Direct Investments relate to holdings in unlisted equities of companies, whether by directly acquiring the securities of an operating company or by investing through a special purpose vehicle that acquires the securities of an operating company, typically as co-investments alongside a private equity manager that is sponsoring the investment transaction. Secondary investments entail acquiring an interest in one or more assets of a private equity fund or another investor’s existing interest in a private equity investment through a negotiated transaction in which the private equity manager managing the investment remains the same (“Secondary Investment”). Primary fund investments entail investing in Investment Funds during their initial fundraising (“Primary Investment”). The Investment Funds, in turn, use the proceeds of these investments to invest in privately held companies or make private investments in public companies, potentially to take them private.

In addition, the Fund may invest in money market instruments and hold cash. Under normal circumstances, the Fund expects to invest up to 20% of its assets in such investments. In connection with the implementation of changes in asset allocation, in periods when the Fund receives large cash inflows, or for temporary or defensive purposes, the Fund’s cash balance may exceed 20% of the Fund’s assets until new investments can be made to deploy cash resources.

PORTFOLIO COMPOSITION

The Fund’s portfolio will consist primarily of various types of private equity investments. Private equity generally refers to privately negotiated investments made in non-public companies. Private equity firms typically seek to invest in quality companies at attractive valuations and use strategic and operational expertise to enhance value and improve portfolio company performance. Buyout funds seek to acquire private and public companies, as well as divisions of companies, and reposition them for sale at a multiple of invested equity by enhancing the value of the portfolio company.

The Fund’s actively managed private equity investments provide a range of exposures that may differ by private equity strategy, region, investment type, sector and underlying company exposure. The Fund focuses on small to medium-sized companies.

The Fund pursues a private equity investment strategy that seeks to build a global portfolio of primarily small and medium-sized companies through buyout, growth capital, venture capital and special situation private equity investment strategies. The Fund seeks to invest across a broad range of sectors, including healthcare, information technology, consumer discretionary and consumer staples, business services and industrials. The Fund’s Investment Interests will generally consist of either Direct Investments or Investment Funds. Direct Investments relate to holdings in unlisted equities of companies, whether by directly acquiring the securities of an operating company or by investing through a special purpose vehicle that acquires the securities of an operating company, typically as co-investments alongside a private equity manager that is sponsoring the investment transaction. Secondary Investments entail acquiring an interest in one or more assets of a private equity fund or another investor’s existing interest in a private equity investment through a negotiated transaction in which the private equity manager managing the investment remains the same. Primary fund investments entail investing in Investment Funds during their initial fundraising. The Investment Funds, in turn, use the proceeds of these investments to invest in privately held companies or make private investments in public companies, potentially to take them private.

Target Investment Strategies – The Fund seeks to invest capital in Buyout, Growth Capital, Venture Capital and Special Situation type private equity strategies.

Buyout – A buyout investment is an equity investment in a company that facilitates a change in control of the company’s ownership. The private equity firm sponsoring the transaction is investing equity capital to acquire a controlling interest in or effective control of the target company. By acquiring a controlling interest, the private equity investor is in a better position to influence the company’s strategic direction. The focus on small and medium-sized buyout opportunities gives the Fund a distinction from other closed-end funds with limited liquidity, which tend to have a bias toward larger transaction sizes, where correlation to the public markets historically has tended to be higher. The Sub-Advisers’ global private equity practice seeks to invest alongside private equity managers that specialize in specific sectors and/or approaches to enhance company value. The Sub-Advisers believe this strategy offers superior return potential compared to large buyouts and/or investing alongside private equity managers with a less focused approach to enhancing company value for the following reasons:

●    Specialist managers targeting small to medium-sized private companies are often preferred buyers for private companies due to deep expertise and ability to generate value through operational improvements.

●    Small and medium buyout managers source the majority of investment opportunities from families and entrepreneurs, which typically show a preference for smooth ownership transition rather than large auction processes. This can benefit managers in the form of reduced competition for deals and favorable entry valuations.

Growth Capital – A growth capital investment is an equity investment in a company seeking to raise capital primarily to fund the company’s growth initiatives. Growth capital is an important and sizable private equity strategy globally and is particularly attractive if capital can be invested into quality growth companies with strong management at moderate entry prices. This requires proprietary deal sourcing and strong private equity investor value-add and thus tends to be specifically accessible through sector specialists. In a growth capital financing, the private equity investor acquires a meaningful and influential ownership position but typically not a majority interest in the company. The companies typically targeted in a growth capital financing are experiencing rapid revenue growth, have a proven business model, operational scale, and the potential to generate attractive net profitability and operating cash flows if the company de-emphasized its high investment to rapidly grow the business.

Venture Capital – A venture capital investment is an equity investment in a company seeking to raise capital primarily to fund the company’s research and development, market development and revenue growth initiatives. In a venture capital investment, the private equity investor acquires a meaningful and influential ownership position but typically not a majority interest in the company. The companies typically targeted for a venture capital investment are earlier in the development of their business models and are pursuing large market opportunities through the creation of innovative technologies and/or business models that have the potential to disrupt an established industry or deliver a novel solution to a specific market need.

Special Situations – A special situations investment is a private equity investment that may arise opportunistically to provide a company with capital that has equity or equity-like characteristics. The capital is typically being raised by the issuer to address a financial need outside the common private equity uses of a change in control or growth financing. A common type of special situations investment may occur when a company is faced with financial distress and new equity capital is required to satisfy the demands of the issuer’s lenders.

Target Investment Types – Over the long term and under normal conditions, the Sub-Advisers expect to allocate the majority of the Fund’s assets to Direct Investments and Secondary Investments and expect to allocate no more than 20% of the Fund’s assets to Primary Investments.

Direct Investments. The Fund’s Direct Investments will typically be in the form of co-investments, which involve the Fund acquiring an interest in a single operating company alongside an investment by a private equity firm or other entity and are generally structured such that the co-investors are passive (that is, they have no role in company operations).

The market for Direct Investments may be limited, and the Direct Investments to which the Fund wishes to allocate its assets may not be available at any given time. Direct Investments may be heavily negotiated and may incur additional transaction costs for the Fund. Direct Investments are more concentrated than Primary Investments and Secondary Investments in an investor’s interest in an Investment Fund, which usually hold multiple operating companies. There is a potential risk that third party investment managers providing Direct Investments may choose not to make the most attractive co-investments available to the Fund and may instead reserve such opportunities for larger client relationships or their own accounts.

Secondary Investments. Secondary Investments, or “secondaries,” refer to investments in which one investor acquires another investor’s existing interest in a private equity investment through a negotiated transaction in which the private equity manager managing the underlying investment remains the same. In making Secondary Investments, the buyer acquires exposure to one or more existing assets of a private equity fund by either acquiring an interest in a fund created to hold the acquired assets or by acquiring the interests of an existing limited partner of the private equity fund and agreeing to take on future funding obligations in exchange for future returns and distributions. A Secondary Investment that involves acquiring an investor’s interests in a private equity fund may be purchased at a discount to an Investment Fund’s net asset value. As a result, Secondary Investments acquired at a discount may result in unrealized gains to the Fund at the time the Fund next calculates its monthly net asset value. Because Secondary Investments are generally made after an Investment Fund has deployed capital into portfolio companies, these investments are viewed as more mature and may not exhibit the initial decline in net asset value associated with Primary Investments and may reduce the impact of the J-curve associated with private equity primary fund investing. However, there can be no assurance that any or all Secondary Investments made by the Fund will exhibit this pattern of investment returns, and realization of later gains is dependent upon the performance of each Investment Fund’s portfolio companies.

The market for certain Secondary Investments may be very limited, and the strategies and Investment Funds to which the Fund wishes to allocate capital may not be available for Secondary Investment at any given time. Secondary Investments may be heavily negotiated and may incur additional transaction costs for the Fund. There is a risk that investors exiting an Investment Fund through a secondary transaction may possess superior knowledge regarding the value of their holdings and the portfolio companies of the Investment Fund and the Fund may pay more for a Secondary Investment than it would have if it were also privy to such information.

Primary Investments. Primary Investments, or “primaries,” refer to interests in newly established Investment Funds. Primary Investments are made during the Investment Fund’s fundraising period in the form of capital commitments, which are then periodically called by the Investment Fund to finance underlying investments in operating companies during a predefined period. A fund’s capital account will typically exhibit a “J-curve,” undergoing a modest decline in the early portion of its lifecycle as expenses outweigh investment gains, with the trend typically reversing in the later portion of its lifecycle as underlying investments mature and are eventually realized. There can be no assurance that any or all Primary Investments made by the Fund will exhibit this pattern of investment returns and the realization of investment gains is dependent upon the performance and disposition of each underlying investment. Primary Investments typically range in duration from ten to twelve years, while underlying investments generally range in duration from three to seven years.

Seasoned primaries are primary fund investments made after an Investment Fund has already invested a certain percentage of its capital commitments (e.g., 25%, at the time of closing). Since the Investment Fund contains investments at the time the Fund invests, the Fund is able to accelerate its capital deployment compared to a typical primary fund investment and the Sub-Advisers are able to assess the attractiveness of the investments in the Investment Fund before making a capital commitment thereby reducing the blind-pool risk associated with a typical primary fund investment that has not made any investments.

Typically, private equity fund sponsors will not launch new funds that have the same focus more frequently than every two to four years. Private equity managers pursuing multiple strategies may offer multiple primary new funds each year but may not offer new funds within a given geography or that pursue a certain strategy in any particular year. Many new funds offered by top-tier private equity firms may be inaccessible due to high demand and, accordingly, may be unavailable for Primary Investments at any given time. As a result, having well-established relationships with fund sponsors is critically important for primary investors.

Portfolio Allocation – The Fund’s portfolio will be global and seek to capitalize on the Sub-Advisers’ global private equity investment platform, which has investment professionals located in the US, Europe and Asia. Global exposure across markets is expected to provide investors exposure to the large and broad global private equity market whereby the Fund may obtain co-investment exposure across multiple countries, economies and the unique structural economic attributes and cycles afforded through regional exposure.

It is expected that the Fund will make the majority of its investments in Direct Investments and Secondary Investments while Primary Investments will be a relatively smaller part of the Fund’s exposure. The Fund’s asset allocations may vary significantly over time.

Investment Interests generally involve capital commitments, with the unfunded component called over time. The Fund’s asset allocation ranges and commitment strategy may be adjusted periodically based on the Sub-Advisers’ analysis of the private equity market, the Fund’s existing portfolio at the relevant time, and other pertinent factors.

Small to Medium-Sized Companies – The Fund generally focuses on Investment Interests that provide exposure to companies considered to be small to medium-sized enterprises determined by using a company’s enterprise value. The Fund expects to predominately invest in companies that have an enterprise value between $50 million to $1 billion. This enterprise value size range reflects the focus of the Sub-Advisers’ global private equity investment platform.

Across the private equity industry, the number of private equity transactions with small to medium-sized companies far exceeds the number of transactions with large companies. However, the amount of capital seeking to commit to and eventually invest in large private equity investments far exceeds the amount of capital seeking to commit to and eventually invest in small and medium-sized private equity investments.

The Sub-Advisers believe that the larger number of small to medium-sized companies compared to large companies presents an opportunity to identify private equity investments that may be less competitive to access and potentially offer more attractive risk and reward characteristics.

LEVERAGE

The Fund may use leverage to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, or the issuance of notes in an aggregate amount up to 33 1/3% of the Fund’s total assets, including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund is also permitted to obtain leverage through the issuance of preferred shares in an aggregate amount up to 50% of the Fund’s total assets immediately after giving effect to the leverage. The Fund may also borrow money through a credit facility or other arrangements to manage timing issues associated with new and existing investments (e.g., to provide the Fund with temporary liquidity to allocate to new Investment Interests or to satisfy capital calls from existing Investment Interests in advance of the Fund’s receipt of proceeds from existing Investment Interests). The Fund may also use leverage generated by reverse repurchase agreements, dollar rolls and similar transactions. The Fund has entered into a revolving credit facility agreement with Schroders Financial Services Limited, an affiliate of the Sub-Advisers. The Fund may borrow under the line of credit for temporary or emergency purposes.

The Fund’s use of leverage may not be successful, and may, at times, cause the Fund’s NAV to be more volatile than it would otherwise be.

In addition, while any senior securities remain outstanding, the Fund generally must make provisions to prohibit any distribution to the Fund’s shareholders or the repurchase of such securities or Shares unless the Fund meets the applicable asset coverage ratio at the time of the distribution or repurchase.

Investment Interests may also use leverage in their investment activities. Borrowings by Investment Interests are not subject to the asset coverage requirement discussed above. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Interests and the volatility of the value of Shares may be great, especially during times of a “credit crunch” and/or general market turmoil, such as that experienced during late 2008 or certain periods during the global pandemic. In general, the use of leverage by Investment Interests or the Fund may increase the volatility of the Investment

Interests or the Fund. See “Types of Investments and Related Risks —Leverage Risk.”

MANAGEMENT FEE AND ADDITIONAL FEES

Pursuant to the investment management agreement (the “Investment Management Agreement”), by and between the Fund and the Adviser, the Fund pays a monthly management fee to the Adviser at the annual rate, based on the Fund’s average month end net asset value, of 1.50% (a portion of which will be waived until at least July 31, 2027). The Adviser pays a sub-advisory fee to SIMNA out of its management fee and SIMNA pays the sub-sub-advisory fee to Schroders Capital out of its sub-advisory fee. A discussion of the factors that the Board of Trustees (“Board” or the “Board of Trustees”) considered in approving the Fund’s Investment Management Agreement and the sub-advisory agreements is available in the Fund’s semi-annual report for the fiscal period ended September 30, 2025, and will be available in the Fund’s semi-annual report for the fiscal period ended September 30, 2026.

The Fund may also be subject to asset-based and incentive fees paid indirectly out of the Fund’s assets and, therefore, by investors in the Fund. These fees are paid by the Investment Funds to the general partners or managing members (or persons or entities performing a similar role) of the Investment Funds. In addition, the Fund, and, therefore, investors in the Fund, also bears expenses incurred in implementing the Fund’s investment strategy, including any charges, allocations and fees to which the Fund is subject as an investor in the Investment Funds.

FINANCIAL INTERMEDIARIES	If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different from those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent (the “Transfer Agent”) or other service providers if the Shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the Adviser may pay a fee to financial intermediaries for such services.
ADMINISTRATOR, TRANSFER AGENT, FUND ACCOUNTANT	Hartford Funds Management Company, LLC provides administrative and accounting services to the Fund. Hartford Administrative Services Company serves as the Fund’s transfer agent.
DISTRIBUTIONS

The Fund intends to distribute to its shareholders as dividends all or substantially all of its net investment income and any realized net capital gains. Distributions from the Fund’s net investment income are paid annually. Distributions from capital gains are distributed annually. See “Distributions.”

The Board and the Fund reserve the right to change the distribution policy from time to time.

DIVIDEND REINVESTMENT PLAN	Unless a shareholder indicates another option on the account application, any dividends and capital gain distributions paid to the shareholder by the Fund automatically will be invested in additional Shares of the Fund. Alternatively, a shareholder may elect to have dividends and/or capital gain distributions paid in cash. See “Distributions—Dividend Reinvestment Plan.”

BOARD OF TRUSTEES	The Board has overall responsibility for monitoring and overseeing the Fund’s management and operations. A majority of the Trustees are Independent Trustees. See “Management of the Fund.”
PURCHASES OF SHARES

The Fund is offering its Shares on a continuous basis with monthly subscriptions. Class A Shares are offered at the then-current net asset value per Share as of the date on which the purchase order is accepted, plus any applicable sales load. Class I and Class SDR Shares are offered at the then-current net asset value per Share as of the date on which the purchase order is accepted. Class I and Class SDR Shares are offered without a sales load.

Shares may be purchased as of the first business day of each month based upon the Fund’s net asset value as of the last business day of the prior month as calculated within 20 business days of trade date. Each date on which Shares are delivered is referred to as a “Closing Date.” While the Fund intends to have monthly closings, the Board of Trustees reserves the right in its sole discretion to suspend monthly closings from time to time when it believes it is in the best interests of the Fund. Each prospective investor will be required to complete an investor application (the “Investor Application”). Prior to the receipt and acceptance of the Investor Application, an investor’s funds will be held in escrow.

The minimum initial investment for Class A Shares and Class I Shares of the Fund is $25,000, and the minimum subsequent investment for Class A Shares and Class I Shares of the Fund is $10,000. Effective July 31, 2026, the minimum initial investment for Class SDR Shares of the Fund is $100,000, and there is no minimum subsequent investment. The Fund reserves the right to waive the above investment minimums at its sole discretion with respect to certain investors or classes of investors. See “How to Buy Shares - Additional Share Program.”

ELIGIBLE INVESTORS

Shares are available to all investors subject to the investment minimums and eligibility criteria that apply to each class of Shares. The Distributor and/or any Selling Agent (as defined below) may impose additional eligibility requirements on investors who purchase Shares through the Distributor or such Selling Agent.

The Distributor or any RIA who offers Class I Shares may impose additional eligibility requirements on investors who purchase Class I Shares from the Distributor through such RIA.

Each prospective shareholder must submit a completed Investor Application acceptable to the Adviser, certifying, among other things, that the shareholder will not transfer the Shares purchased except in the limited circumstances permitted. The Adviser may from time to time impose stricter or less stringent eligibility requirements. If an Investor Application is not accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing Date.

INVESTOR SUITABILITY

An investment in the Fund involves a considerable amount of risk. A shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Shareholders have no right to require the Fund to redeem their Shares in the Fund. See “Types of Investments and Related Risks – Non-Listed Closed-End Fund Structure Risks,” and “Other Risks Relating to the Fund – Limitations on Transfer; Shares Not Listed; No Market for Shares.”

In addition, shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. See “Repurchases and Transfers of Shares — Repurchases of Shares.”

SHARE REPURCHASES BY THE FUND

The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange. No secondary market is expected to develop for the Fund’s Shares. To provide a limited degree of liquidity to shareholders, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by shareholders. No shareholder has the right to require the Fund to redeem his, her or its Shares.

The Adviser intends to recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from shareholders on a quarterly basis. Such repurchases are expected to be offered at the Fund’s net asset value per share as of March 31, June 30, September 30 and December 31 (each, a “Valuation Date”), as applicable. Each repurchase offer will generally commence no more than 75 days prior to the applicable Valuation Date and will remain open for a minimum of 20 business days following the commencement of the offer. It is also expected that the Adviser will recommend to the Board, subject to the Board’s discretion, that any such tender offer would be for an amount that is not more than 5% of the Fund’s net asset value as of the prior Valuation Date. There can be no assurance that the Board will accept the Adviser’s recommendation.

There is no minimum number of Shares that must be repurchased in any repurchase offer. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board of Trustees will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors.

If a repurchase offer is conducted, it will generally follow the following timeline:

●         75 days or fewer prior to the Valuation Date: the Fund issues a notice of a tender offer and the tender offer commences;

●         30-35 days prior to the end of a calendar quarter: a shareholder must tender his/her/its Shares by this date (the “Notice Date”);

●         A shareholder who has tendered his/her/its Shares can revoke the request to tender the Shares upon written notice to the Fund received by the Notice Date (“Expiration Date”); and

●         Last business day of each calendar quarter: the Valuation Date, the date as of which the value of the tendered Shares that are accepted for repurchase shall be determined.

If a repurchase offer is extended, the Expiration Date will be extended accordingly.

The determination of the value of Shares as of the Valuation Date is subject to adjustment based upon information received, including information from the Investment Managers (as defined herein) of the Investment Funds, after the Valuation Date about the value of assets of the Fund as of the applicable Valuation Date.

The payment in respect of Shares accepted for repurchase (the “Payment”) is expected to be in an amount equal to 100% of the estimated value of the repurchased Shares, based on the value of the Shares as of the Valuation Date. The Payment will be made within 65 days after the Notice Date (the “Payment Date”).

The Fund reserves the right to withhold up to 5% of the estimated Payment until after the completion of the annual audit of the Fund’s financial statements, when it will be promptly paid. If this occurs, a shareholder could wait as long as approximately 14 months to receive the second payment installment. However, the Fund does not currently intend to withhold any amount of the Payment beyond the Payment Date. See “Types of Investments and Related Risks — Valuations Subject to Adjustment.”

Any repurchase of Shares from a shareholder that were held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of the net asset value of any Shares repurchased by the Fund that were held for less than one year. If an Early Repurchase Fee is charged to a shareholder, the amount of such fee will be retained by the Fund.

If a repurchase offer is oversubscribed by shareholders who tender Shares, the Fund will repurchase a pro rata portion by value of the Shares tendered by each shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. The Fund also has the right to repurchase all of a shareholder’s Shares at any time if the aggregate value of such shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. In addition, the Fund has the right, subject to applicable law, to repurchase Shares of shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund’s Agreement and Declaration of Trust.

The Fund’s investments in Investment Interests are generally illiquid and the Fund will not be able to dispose of such investments except through negotiated secondary transactions with third parties, which may occur at a significant discount to NAV, may include incremental transaction expenses and may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions and the Fund may require and be unable to obtain the Investment Interest’s consent to effect such transactions. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Interests in a timely manner. See “Repurchases and Transfers of Shares —Repurchases of Shares.”

PLAN OF DISTRIBUTION	Hartford Funds Distributors, LLC, (the “Distributor” or “HFD”), 690 Lee Road, Wayne, Pennsylvania 19087, serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at NAV plus any applicable sales charge. The Distributor also may enter into broker-dealer selling agreements with other broker dealers (“Selling Agents”) for the sale and distribution of the Fund’s Shares.
The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares but will use its best efforts to solicit orders for the sale of the Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund Shares.
ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”), 401(k) plans and Keogh plans, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, none of the Fund, the Adviser and the Sub-Advisers will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a shareholder, solely as a result of the ERISA plan’s investment in the Fund.

UNLISTED CLOSED-END FUND STRUCTURE; LIMITED LIQUIDITY AND TRANSFER RESTRICTIONS	The Fund has been organized as an unlisted, non-diversified closed-end management investment company. Closed-end funds differ from open-end management investment companies (such as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. To meet daily redemption requests, open-end funds are generally subject to more stringent regulatory limitations than closed-end funds.
A shareholder will not be able to redeem his, her or its Shares on a daily basis because the Fund is a closed-end fund. In addition, the Fund’s Shares are subject to certain restrictions on transferability and liquidity will be provided by the Fund only through limited repurchase offers or transfers of shares described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment.
VALUATION

The price you pay for your Shares is based on the Fund’s NAV. The Fund’s NAV is calculated as of the close of business on the last business day of each calendar month, each date that a Share is offered, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). The Fund’s NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of Shares outstanding. Requests to purchase Shares are processed at the NAV next calculated after the Fund receives your order in proper form plus any applicable sales charge. If the New York Stock Exchange (“NYSE” or the “NYSE Close”) is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase orders or repurchase requests, as applicable, until, and calculate the Fund’s NAV as of, the normally scheduled close of regular trading on NYSE for that day.

In the event the Fund holds portfolio securities that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or request the repurchase of the Fund’s shares.

The Fund is designed to invest primarily in private equity investments of various types for which market quotations are not expected to be readily available. With respect to such investments, the Fund’s Board of Trustees has designated the Adviser as its valuation designee (the “Valuation Designee”) to determine the fair valuation of such investments pursuant to Rule 2a-5 under the 1940 Act. The Valuation Designee determines the fair value of the security or other instrument under policies and procedures established by and under the supervision of the Board of Trustees of the Fund (“Valuation Procedures”). The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Fund’s Board of Trustees. Market quotations are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets. In addition, market quotations are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market quotations are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market quotations at the close of the exchange, if any, on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV. See “Valuation of Private Investments Risk.”

For purposes of calculating the NAV, the Valuation Designee will value the Fund’s investments in Investment Funds and direct private equity investments at fair value as determined in good faith under the Valuation Procedures. The fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Fund’s interest in such investments as provided by the relevant general partner, managing member or affiliated investment adviser of the Investment Fund (the “Investment Manager”) as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Investment Manager’s valuations and the relevant Determination Date.

Because the Fund relies on various sources to calculate its NAV, the Fund is subject to certain operational risks associated with reliance on pricing services and other service providers and data sources. The Fund’s NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.

The Fund may also have exposure to exchange listed equity securities (following an IPO of an underlying investment) or in fixed income securities of various types. For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted monthly pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or request the repurchase of shares of the Fund.

Fixed income investments (other than short-term obligations) held by the Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short term investments maturing in 60 days or less are generally valued at amortized cost.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase or request the repurchase of shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Determination Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Determination Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

SUMMARY OF TAXATION

The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund generally will not be subject to Fund-level U.S. federal income taxes on any net ordinary income or capital gains that are currently distributed as dividends for U.S. federal income tax purposes to shareholders, as applicable. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements, and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to shareholders, as applicable. See “Distributions” and “Tax Matters.”

Certain of the Investment Interests in which the Fund invests may be classified as partnerships for U.S. federal income tax purposes. Accordingly, for the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will, in appropriate circumstances, be required to “look through” to the character of the income, assets and investments held by the Fund and certain of the Investment Interests. However, Investment Interests generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisers to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Interests in which the Fund can invest. Furthermore, although the Fund expects to receive information from each Investment Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information and certain Investment Managers may not provide this information on a timely basis.

Some of the income that the Fund may earn directly or through an Investment Interest, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the gross income test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to shareholders.

FISCAL YEAR	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31 and the Fund’s tax year end is September 30.
REPORTS TO SHAREHOLDERS	After the end of each calendar year, a statement on Form 1099-DIV or Form 1099-B, as appropriate, identifying the sources of the distributions paid by the Fund to shareholders for tax purposes will be furnished to shareholders subject to Internal Revenue Service (“IRS”) reporting. In addition, the Fund will prepare and transmit to shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.
RISK FACTORS

The principal risks of investing in the Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment objective and you may lose money by investing in the Fund. You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund. An investment in the Fund is not a deposit at a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may engage in any of the investment strategies or purchase any of the investments described in this Prospectus directly, through its investment in one or more Investment Funds, or through hybrid instruments and structured investments. References to the “Fund” in this section include the Fund and/or an Investment Fund, as applicable.

The Fund should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. For a more complete discussion of the risks of investing in the Fund, see “Types of Investments and Related Risks.” Shareholders should consider carefully the following principal risks before investing in the Fund.

●     Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (or threat thereof) (such as COVID-19) or other adverse public health developments.

●    Private Equity Investment Risk – The Fund’s investment portfolio will consist of Investment Interests that hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

The securities in which an Investment Manager may invest may be among the most junior in an operating company’s capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect such investments.

An Investment Manager’s underlying investments, depending upon strategy, may be in operating companies whose capital structures are highly leveraged. Such investments involve a high degree of risk to the extent that adverse fluctuations in the cash flow of such operating companies, or increased interest rates, may impair the companies’ ability to meet their obligations, which may accelerate and magnify declines in the value of any such investments in a down market.

Shareholders will effectively bear two layers of expenses: expenses of the Fund and indirect expenses of the Investment Interests. In addition, to the extent that the Fund invests in an Investment Interest that is itself a “fund of funds,” the Fund would effectively bear a third layer of expenses. These fees may cause the Fund’s returns to be lower than would be if the Fund were not subject to such fees.

Fund shareholders will have no right to receive information about the Investment Interests or Investment Managers - including Investment Interest holdings, liquidity and valuation - and will have no recourse against Investment Interests or their Investment Managers.

The Fund and its Investment Interests are subject to risks associated with legal and regulatory changes applicable to the private equity industry and private equity funds.

Investment Managers may invest the assets of Investment Interests in early-stage venture capital which may result in or contribute to significant losses to the Fund.

Investment Interests held by the Fund generally involve capital commitments, with the unfunded component called over time. As a result, the Fund may maintain a sizeable cash and cash equivalent position in anticipation of satisfying capital calls from Investment Interests. The overall impact on performance due to holding a portion of the Fund’s assets in cash and cash equivalents could be negative.

Secondary Investments may be acquired based on incomplete or imperfect information, which may expose the Fund to contingent liabilities, counterparty risks, reputational risks and execution risks. Additionally, the absence of a recognized market price means that the Fund cannot be assured that it is paying an appropriate purchase price in connection with Secondary Investments.

While the Sub-Advisers will conduct independent due diligence before executing a Direct Investment, the Fund’s ability to realize a profit on Direct Investments will be particularly reliant on the expertise of the lead investor. To the extent that the lead investor assumes control of the operating company, the Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operations of the operating company. The Fund’s ability to dispose of such investments is typically very limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Fund from selling such investment.

●      Valuation of Private Investments Risk – The Fund’s ownership interests in private investments are not publicly traded, and the Fund uses internal pricing methodologies to provide pricing information for private investments. The value of investments that are not publicly traded may not be readily determinable, and the Valuation Designee will value these investments at fair value as determined in good faith pursuant to the Valuation Procedures, including to reflect significant events affecting the value of the Fund’s investments. Certain of the Fund’s investments may be classified as Level 3 under Topic 820 of the U.S. Financial Accounting Standards Board’s Accounting Standards Codification, as amended, Fair Value Measurements and Disclosures (“ASC Topic 820”). This means that the Fund’s portfolio valuations will be based on significant unobservable inputs and the Valuation Designee’s own assumptions about how market participants would price the asset or liability in question. The Fund expects that inputs into the determination of fair value of the Fund’s portfolio investments will require significant judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. The valuation of the Fund’s investments in Investment Funds is ordinarily determined based upon valuations provided by the Investment Managers on a quarterly basis. Although such valuations are provided on a quarterly basis, the Fund will provide valuations, and will issue Shares, on a monthly basis. An Investment Manager may face a conflict of interest in valuing the securities, as their value may affect the Investment Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Investment Manager, the accuracy of the valuations provided by the Investment Managers, that the Investment Managers will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Managers’ policies and procedures and systems will not change without notice to the Fund. To the extent that the Fund does not receive timely information from the Fund’s portfolio investments regarding their valuations, the Fund’s ability to accurately calculate its net asset value will likely be impaired. As a result, an Investment Manager’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities. The types of factors that the Valuation Designee may take into account in determining the fair value of the Fund’s investments generally include, as appropriate, comparison to publicly traded securities and private market transactions, including such factors as revenue level, profitability, operating cash flow, revenue and income growth, and leverage, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Valuation Designee’s determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed. The Fund’s net asset value could be adversely affected if the Valuation Designee’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

●      Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

●      Mid Cap and Small Cap Securities Risk – Investments in mid- and small- capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.

●      Leverage Risk – Certain transactions may give rise to leverage. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet margin or collateral requirements when it may not be advantageous to do so.

●         Illiquid and Restricted Securities Risk – The Fund may invest without limit in illiquid securities. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities, including but not limited to if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s and/or Sub-Advisers’ judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. To dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. In either case, the Fund would bear market risks during that period. Liquidity risk may impact the Fund’s ability to meet shareholder repurchase requests and as a result, the Fund may be forced to sell securities at inopportune times and/or at disadvantageous prices.

●      Liquidity Risk – The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.

●      Active Investment Management Risk – The risk that, if the Sub-Advisers’ investment strategy does not perform as expected, the Fund could underperform its peers or lose money. The Fund’s performance depends upon the performance of the portfolio managers and selected strategies, the adherence by the Investment Managers to such selected strategies, the instruments used by such Investment Managers and the Sub-Advisers’ ability to select Investment Managers and strategies and effectively allocate Fund assets among them. The Fund is organized to provide shareholders with a multi-strategy investment program and not as an indirect way to gain access to any particular Investment Interests. There is no guarantee that the Fund’s investment objective will be achieved.

●    U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.

●     Distributions Risk – The Fund’s distributions may include a return of capital, thus reducing a shareholder’s cost basis in his or her Fund shares and reducing the amount of capital available to the Fund for investment and likely increasing the Fund’s expense ratios. A shareholder who receives a return of capital distribution may be subject to tax upon the sale of the shareholder’s shares even though the shareholder has experienced a net loss on his or her investment in the Fund. Any capital returned to shareholders through distributions will be distributed after the payment of fees and expenses. Shareholders who periodically receive payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. A return of capital to shareholders is a return of a portion of their original investment in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net income or profit.

●    Non-Diversification Risk – The Fund is non-diversified, which means it is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

●    Sector Risk – To the extent the Fund has greater exposure to a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market. Because the Fund invests in Investment Interests that are linked to various sectors, including the healthcare, technology, consumer discretionary and consumer staples, business services and industrial sectors, the Fund is subject to the risks inherent in those economic sectors. Such risks may include, but are not limited to: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; increased regulatory burdens; obsolescence of technologies; and increased competition or new product introductions. To the extent that the Fund focuses its investments in a particular sector, the risks associated with that particular sector will be greater.

●    Valuation Risk – Investors who purchase shares of the Fund on, or whose repurchase requests are valued on, days when the Fund is holding instruments that have been fair valued may receive fewer or more shares or lower or higher repurchase proceeds than they would have received if the instruments had not been fair valued or if an alternate valuation methodology was employed. Such risks may be more pronounced in a rising interest rate environment and/or an environment of increased equity market volatility, and, to the extent the Fund holds a significant percentage of fair valued or otherwise difficult to value securities, it may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value” below. Portions of the Fund’s portfolio that are fair valued or difficult to value vary from time to time. The Fund’s shareholder reports contain detailed information about the Fund’s holdings that are fair valued or difficult to value, including values of such holdings as of the dates of the reports.

●   Non-Listed Closed-End Fund; Liquidity Risks – The Fund is a non-diversified, closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. The Fund is not intended to be a typical traded investment. Although the Fund expects to make quarterly offers to repurchase its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. The Fund is not required to make a repurchase offer in any given quarter. There is no minimum number of Shares that must be repurchased in any repurchase offer, and the Board may determine not to engage in a repurchase offer in any given quarter. Hence, you may not be able to sell your Shares when or in the amount that you desire.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

●    ESG Integration Risk – The financially material ESG considerations that may be evaluated as part of the Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. The relevance and weightings of specific ESG characteristics to the investment process varies across asset classes, sectors and strategies. Some examples of ESG research that may be considered include environmental topics such as how a company is managing climate change risks to its business; social considerations such as talent attraction/retention; and governance matters such as compensation and board composition. ESG issues are one of several factors that may be considered by the portfolio manager(s) and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings. ESG characteristics may be evaluated differently by different portfolio manager(s) and may not carry the same meaning to all investors and portfolio manager(s). While the portfolio manager(s) believe that the integration of material ESG characteristics into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, there is no guarantee that the integration of ESG characteristics will result in better performance. The analysis of ESG characteristics is subjective and investors can differ in their views of what constitutes positive or negative ESG characteristics. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. Further, the regulatory landscape with respect to ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process with respect to ESG integration.

SUMMARY OF FEES AND EXPENSES

The following table illustrates the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts or waivers if you invest at least $100,000 in Class A Shares of the Fund. More information about these and other discounts or waivers is available from your financial professional, and in the section “Sales Charges—Class A Shares” beginning on page 60 of the Prospectus.

SHAREHOLDER TRANSACTION EXPENSES	CLASS A	CLASS I	CLASS SDR
Maximum Sales Charge (Load) Imposed on Purchases	3.50%	None	None
Maximum Repurchase Fee(1)	2.00%	2.00%	2.00%
Dividend Reinvestment Plan Fees(2)	None	None	None
ANNUAL FUND EXPENSES (as a percentage of average net assets attributable to Shares (i.e., common shares))
Management Fee(3)	1.50%	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.70%	None	None
Total Other Expenses(4)	2.74%	2.84%	2.59%
Acquired Fund Fees and Expenses(5)	1.99%	1.99%	1.99%
Total Annual Fund Operating Expenses	6.93%	6.33%	6.08%
Fee Waiver and/or Expense Reimbursement(3)(6)	2.34%	2.34%	2.34%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)(6)	4.59%	3.99%	3.74%

(1)	A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of an investor’s Shares at any time prior to the day immediately preceding the one-year anniversary of an investor’s purchase of the Shares (on a “first-in, first out” basis). An early repurchase fee payable by an investor may be waived by the Fund, in circumstances where the Board of Trustees determines that doing so is in the best interests of the Fund and in a manner that will not discriminate unfairly against any investor. The early repurchase fee will be retained by the Fund for the benefit of the remaining investors. See “Repurchases and Transfers of Shares.”

(2)	The expenses of administering the dividend reinvestment plan are included in “Total Other Expenses.” See “Dividend Reinvestment Plan.”

(3)	As of July 24, 2026, the Adviser has contractually agreed to waive the Fund’s management fee in the amount of 0.50%. This waiver will remain in effect through July 31, 2027.

(4)	“Total Other Expenses” have been restated to reflect the estimated transfer agency fees for the current fiscal year.

(5)	Represents estimated operating fees and expenses of the Investment Interests in which the Fund invests. Some or all of the Investment Interests in which the Fund invests charge carried interest, incentive fees or allocations based on the Investment Interests’ performance. The Investment Interests in which the Fund invests generally charge a management fee of 0% to 2% annually of committed or net invested capital, and approximately 0% to 20% of net profits as a carried interest allocation. In a given period, the management fee charged by the Investment Interests may be reduced in part by amounts received by the Investment Interests’ management company for related activities, such as transaction and monitoring fees received from portfolio companies. In addition, when a portfolio company is sold and the distribution exceeds the management fee allocated to that portfolio company, the Investment Interests’ management company may refund a portion of the allocated management fees. Such refunds are generally accrued by the Investment Interests as if all portfolio companies were sold at fair values. Acquired Fund Fees and Expenses reflect operating expenses of the Investment Interests (e.g., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Interests) after refunds, excluding any performance-based fees or allocations paid by the Investment Interests that are paid solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Investment Interests.

(6)	The Adviser has contractually agreed to reimburse expenses to limit total net operating expenses (excluding management fees, Rule 12b-1 distribution and service fees, sub-transfer agency fees payable by Hartford Administrative Services Company (“HASCO”) to the extent that such sub-transfer agency fees are a component of the transfer agency fee payable by the Fund to HASCO, acquired fund fees and expenses, interest expenses, and certain extraordinary expenses) to no more than 0.75% of the Fund’s average monthly net assets. This contractual arrangement will remain in effect at least until July 31, 2027 unless the Fund’s Board of Trustees approves its earlier termination.

Example:

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. In calculating the following expense amounts, the Fund has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above (except that the example incorporates the management fee waiver and expense limitation arrangement for only the first year).

An investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$79	$211	$338	$634
Class I	$40	$166	$289	$582
Class SDR	$38	$159	$279	$565

The example and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown. While the example assumes a 5.0% annual return, the Fund’s performance will vary and may result in a return greater or less than 5.0%. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “Management Fee.”

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the period since the Fund’s inception. The total returns in the table for the Fund represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended March 31, 2024, March 31, 2025, and March 31, 2026 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report to shareholders, which is available upon request.

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Schroders Private Opportunities Fund For the Year Ended March 31, 2026
A	$ 11.88	$ 0.21	$ 3.31	$ 3.52	$ (0.03)	$ —	$ (0.03)	$ 15.37	29.64%		$1,579	4.80%		1.20%		1.56%		0.00	%(5)
I	11.85	0.19	3.34	3.53	(0.03)	—	(0.03)	15.35	29.84		9,261	4.24		1.34		1.41		0.00	(5)
SDR	11.85	0.21	3.29	3.50	(0.03)	—	(0.03)	15.32	29.64		72,150	4.10		1.20		1.56		0.00	(5)
For the Year Ended March 31, 2025
A	$ 10.52	$ 0.10	$ 1.43	$ 1.53	$ (0.17)	$ —	$ (0.17)	$ 11.88	14.70%		$1,218	6.60%		1.00%		0.88%		0.00	%(5)
I	10.49	0.09	1.44	1.53	(0.17)	—	(0.17)	11.85	14.68		1,671	5.91		1.02		0.83		0.00	(5)
SDR	10.49	0.10	1.43	1.53	(0.17)	—	(0.17)	11.85	14.70		27,990	5.90		1.00		0.86		0.00	(5)
For the Period Ended March 31, 2024(6)
A	$ 10.00	$ 0.27	$ 0.35	$ 0.62	$ (0.10)	$ —	$ (0.10)	$ 10.52	6.18	%(7)	$1,062	7.67	%(8)	1.00	%(8)	3.59	%(8)	0.00	%(9)
I	10.00	0.27	0.35	0.62	(0.13)	—	(0.13)	10.49	6.20	(7)	1,062	6.98	(8)	1.00	(8)	3.59	(8)	0.00	(9)
SDR	10.00	0.26	0.36	0.62	(0.13)	—	(0.13)	10.49	6.20	(7)	19,025	6.26	(8)	1.00	(8)	3.45	(8)	0.00	(9)

FINANCIAL HIGHLIGHTS FOOTNOTES

(1)         Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)         Total return is calculated assuming a hypothetical purchase of beneficial shares on the opening of the first day at the net asset value and a sale on the closing of the last day at the net asset value of each period reported and no sales charge. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at net asset value at the end of the distribution day.

(3)         Adjustments include waivers and reimbursements, if applicable.

(4)         Ratios do not reflect the proportionate share of income and expenses of the underlying Investment Funds.

(5)         Percentage rounds to zero.

(6)         Commenced operations on July 31, 2023.

(7)         Not annualized.

(8)         Annualized.

(9)         Reflects the Fund's portfolio turnover for the period July 31, 2023 through March 31, 2024.

THE FUND

The Fund is a non-diversified, closed-end management investment company that is registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on December 28, 2021. The Fund filed a Certificate of Amendment to its Certificate of Trust with the State of Delaware to change its name to Hartford Schroders Private Opportunities Fund on September 29, 2022. The principal office of the Fund is located at 690 Lee Road, Wayne, Pennsylvania 19087.

THE ADVISER

Hartford Funds Management Company, LLC, 690 Lee Road, Wayne, Pennsylvania 19087, an investment adviser registered with the SEC under the Advisers Act, serves as the investment adviser to the Fund. The Adviser is responsible for the management of the Fund and supervises the activities of the investment sub-advisers described below. The Adviser is an indirect subsidiary of The Hartford Insurance Group, Inc. (formerly, The Hartford Financial Services Group, Inc.) (“The Hartford”), a Connecticut-based financial services company. As of March 31, 2026, the Adviser and its wholly owned subsidiary, Lattice Strategies LLC, had approximately $149 billion in discretionary assets under management.

“Manager Of Managers” Structure. The Board of Trustees and the initial shareholder of the Fund have approved the operation of the Fund in a “Manager of Managers” structure to the extent the Fund is permitted to operate in such a structure in the future by law, rule, exemptive relief from the SEC, or guidance from the SEC staff. In a Manager of Managers structure, a fund’s adviser has responsibility, subject to oversight by a fund’s board of trustees, to oversee any sub-adviser and, subject to the approval of a fund’s board of trustees, to hire and to materially amend any sub-advisory agreement with certain sub-advisers, in each case without obtaining approval from the fund’s shareholders. The Fund does not currently operate in a Manager of Managers structure.

On June 3, 2026, The Hartford and Wellington Management Company LLP (“Wellington”) announced that they had reached a definitive agreement under which Wellington Investment Advisors Holdings, LLP, Wellington’s corporate parent, will acquire Hartford Funds Management Group, Inc. (“HFMG”) and certain affiliates (including Hartford Funds Management Company, LLC (“HFMC”)). The resulting company will be wholly owned by Wellington and will operate under the Wellington name. Following the closing of the above transaction, HFMC or an affiliate will continue to serve as the investment adviser to the Fund contingent upon the approval of the Fund’s shareholders.

THE SUB-ADVISERS

Schroder Investment Management North America Inc. serves as the Fund’s sub-adviser and Schroders Capital Management (US) Inc. serves as the Fund’s sub-sub-adviser. SIMNA and Schroders Capital are responsible for the daily investment activities for the Fund. SIMNA (itself and its predecessors) has been an investment manager since 1962, and also serves as investment adviser to mutual funds, private funds and segregated accounts. Schroders Capital (itself and its predecessors) has been an investment manager since 2008, and also serves as investment adviser to a broad range of institutional investors. Schroders plc, the ultimate parent of SIMNA and Schroders Capital, is a global asset management company with approximately $1.1 trillion under management as of March 31, 2026. Schroders plc and its affiliates have a global client base that includes major financial institutions such as banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company with numerous portfolio managers and analysts covering the world’s investment markets. The address of SIMNA and Schroders Capital is 7 Bryant Park, New York, New York 10018.

On February 12, 2026, Schroders plc announced it had reached an agreement on the terms of a recommended cash acquisition under which Pantheon, LLC, a newly incorporated subsidiary of Nuveen, LLC (a TIAA company), would acquire the entire issued and to be issued share capital of Schroders plc, the ultimate parent company of the Sub-Advisers. The transaction would combine the businesses to create one of the world’s largest global active asset managers. Shareholder approval was obtained on April 16, 2026, and the transaction remains subject to court sanction and remaining regulatory approvals, with completion currently expected in Q4 2026.

USE OF PROCEEDS

The proceeds from the sale of Shares are invested by the Fund to pursue its investment program and strategies. Under normal market circumstances, the proceeds from the sale of Shares, net of the Fund’s fees and expenses, are invested by the Fund as soon as practicable (but not in excess of six months), consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund. However, investments may be delayed up to an additional three to six months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets or availability of suitable investments. See “Types of Investments and Related Risks — Availability of Investment Opportunities” for a discussion of the timing of Investment Interests’ subscription activities, market conditions and other considerations relevant to the timing of the Fund’s investments generally. Until appropriate investments or other uses can be found, the Fund will invest in temporary investments, such as cash, cash equivalents, U.S. government securities or other high-quality debt investments that mature in one year or less, which the Fund expects will have returns substantially lower than the returns that the Fund anticipates earning from investments in Investment Interests and related investments.

The Fund will pay the Adviser the full amount of the Management Fee during any period prior to which any of the Fund’s assets (including any proceeds received by the Fund from the offering of Shares) are invested in Investment Interests.

There can be no assurance that the Fund will be able to sell sufficient Shares on an ongoing basis to enable the Fund to achieve its investment objective.

SENIOR SECURITIES

The Fund had no senior securities outstanding as of March 31, 2024, 2025 and 2026, respectively.

STRUCTURE OF FUND INVESTMENTS

Private investment funds, such as private equity funds, are commingled asset pools that typically offer their securities privately, without registering such securities under the Securities Act of 1933, as amended. Investment Funds typically offer their securities in large minimum denominations (often at least $5 million to $20 million) to a limited number of high net worth individual and institutional investors. Investment Funds are excluded from the definition of “investment company,” and hence are not registered as investment companies under, or subject to the protections of, the 1940 Act. The managers or investment advisers of these funds are usually compensated through asset-based fees and incentive-based fees. Registered closed-end investment companies are typically organized as corporations, business trusts, limited partnerships or limited liability companies that generally are managed more conservatively than most private investment funds due to certain requirements imposed by the 1940 Act and, with respect to those registered closed-end investment companies that qualify as RICs under Subchapter M of the Code. These registered companies often impose relatively modest minimum investment requirements and publicly offer their shares to a broader range of investors, in contrast to the higher minimum investment amounts and limited range of investors which, as set forth above, characterize the offerings of private investment funds’ securities. The advisers to registered closed-end investment companies are typically compensated through asset-based fees.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund seeks to provide long-term capital appreciation. The Fund’s investment objective may be changed by the Board without approval of the shareholders of the Fund. The Fund’s prospectus will be updated prior to any change in the Fund’s investment objective.

Investment Opportunities and Strategies

The Fund seeks to achieve its investment objective by investing in a wide range of private equity investments worldwide. The Fund invests primarily in the equity interests of companies that are not listed on stock exchanges (private equity) and that are seeking to actively build, grow, transform or innovate. Under normal circumstances, the Fund intends to invest at least 80% of its assets in private investments of any type. The Fund’s private investments will include (i) co-investments and direct investments in operating companies through the acquisition of equity or equity-like securities or special purpose vehicles that acquire the securities of privately-owned companies, (ii) primary offerings and secondary acquisitions of private equity assets and/or (iii) interests in alternative investment funds that pursue private equity strategies. The Fund may also invest in shares of private money market funds.

The Fund aims to provide broad exposure by allocating the Fund’s assets on an opportunistic basis across private equity strategies, regions, sectors and industries. The Fund will generally focus on Investment Interests that provide exposure to companies considered to be small to medium-sized enterprises that have an enterprise value between $50 million to $1 billion. Private equity strategies in which the Fund will invest are linked to the financial purpose of the underlying interests. These Strategies may include a management or leveraged buyout of a mature company (Buyout); providing expansion capital to companies in their development stage (Growth Capital); providing capital to finance innovation for companies early in their commercial development (Venture Capital); and providing financing to companies that are undergoing a special situation such as restructuring (Special Situations). In selecting investments for the Fund, the Sub-Advisers will integrate financially material environmental, social and governance (“ESG”) characteristics (when available for an issuer) into their investment process. ESG characteristics are one of several factors that contribute to the Sub-Advisers’ overall evaluation of the risk and return potential of an investment.

The Fund may access investment opportunities within the Strategies through Direct Investments or primary and Secondary Investments in Investment Funds. Direct Investments relate to holdings in unlisted equities of companies, whether by directly acquiring the securities of an operating company or by investing through a special purpose vehicle that acquires the securities of an operating company, typically as co-investments alongside a private equity manager that is sponsoring the investment transaction. Secondary Investments entail acquiring an interest in one or more assets of a private equity fund or another investor’s existing interest in a private equity investment through a negotiated transaction in which the private equity manager managing the investment remains the same. Primary fund investments entail investing in Investment Funds during their initial fundraising. The Investment Funds, in turn, use the proceeds of these investments to invest in privately held companies or make private investments in public companies, potentially to take them private. In addition, the Fund may invest in money market instruments and hold cash. Under normal circumstances, the Fund expects to invest up to 20% of its assets in such investments. In connection with the implementation of changes in asset allocation, in periods when the Fund receives large cash inflows, or for temporary or defensive purposes, the Fund’s cash balance may exceed 20% of the Fund’s assets until new investments can be made to deploy cash resources.

Some of the income that the Fund may earn directly or through an Investment Interest, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the gross income test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to shareholders.

Portfolio Composition

The Fund’s portfolio will consist primarily of various types of private equity investments. Private equity generally refers to privately negotiated investments made in non-public companies. Private equity firms typically seek to invest in quality companies at attractive valuations and use strategic and operational expertise to enhance value and improve portfolio company performance. Buyout funds seek to acquire private and public companies, as well as divisions of companies, and reposition them for sale at a multiple of invested equity by enhancing the value of the portfolio company.

The Fund’s actively managed private equity investments provide a range of exposures that may differ by private equity strategy, region, investment type, sector and underlying company exposure. The Fund focuses on small to medium-sized companies.

The Fund pursues a private equity investment strategy that seeks to build a global portfolio of primarily small and medium-sized companies through buyout, growth capital, venture capital and special situation private equity investment strategies. The Fund seeks to invest across a broad range of sectors, including healthcare, information technology, consumer discretionary and consumer staples, business services and industrials. The Fund’s Investment Interests will generally consist of either Direct Investments or Investment Funds. Direct Investments relate to holdings in unlisted equities of companies, whether by directly acquiring the securities of an operating company or by investing through a special purpose vehicle that acquires the securities of an operating company, typically as co-investments alongside a private equity manager that is sponsoring the investment transaction. Secondary Investments entail acquiring an interest in one or more assets of a private equity fund or another investor’s existing interest in a private equity investment through a negotiated transaction in which the private equity manager managing the investment remains the same. Primary fund investments entail investing in Investment Funds during their initial fundraising. The Investment Funds, in turn, use the proceeds of these investments to invest in privately held companies or make private investments in public companies, potentially to take them private.

Target Investment Strategies – The Fund seeks to invest capital in Buyout, Growth Capital, Venture Capital and Special Situation type private equity strategies.

Buyout – A buyout investment is an equity investment in a company that facilitates a change in control of the company’s ownership. The private equity firm sponsoring the transaction is investing equity capital to acquire a controlling interest in or effective control of the target company. By acquiring a controlling interest, the private equity investor is in a better position to influence the company’s strategic direction. The focus on small and medium-sized buyout opportunities gives the Fund a distinction from other closed-end funds with limited liquidity, which tend to have a bias toward larger transaction sizes, where correlation to the public markets historically has tended to be higher. The Sub-Advisers’ global private equity practice seeks to invest alongside private equity managers that specialize in specific sectors and/or approaches to enhance company value. The Sub-Advisers believe this strategy offers superior return potential compared to large buyouts and/or investing alongside private equity managers with a less focused approach to enhancing company value for the following reasons:

●	Specialist managers targeting small to medium-sized private companies are often preferred buyers for private companies due to deep expertise and ability to generate value through operational improvements.

●	Small and medium buyout managers source the majority of investment opportunities from families and entrepreneurs, which typically show a preference for smooth ownership transition rather than large auction processes. This can benefit managers in the form of reduced competition for deals and favorable entry valuations.

Growth Capital – A growth capital investment is an equity investment in a company seeking to raise capital primarily to fund the company’s growth initiatives. Growth capital is an important and sizable private equity strategy globally and is particularly attractive if capital can be invested into quality growth companies with strong management at moderate entry prices. This requires proprietary deal sourcing and strong private equity investor value-add and thus tends to be specifically accessible through sector specialists. In a growth capital financing, the private equity investor acquires a meaningful and influential ownership position but typically not a majority interest in the company. The companies typically targeted in a growth capital financing are experiencing rapid revenue growth, have a proven business model, operational scale, and the potential to generate attractive net profitability and operating cash flows if the company de-emphasized its high investment to rapidly grow the business.

Venture Capital – A venture capital investment is an equity investment in a company seeking to raise capital primarily to fund the company’s research and development, market development and revenue growth initiatives. In a venture capital investment, the private equity investor acquires a meaningful and influential ownership position but typically not a majority interest in the company. The companies typically targeted for a venture capital investment are earlier in the development of their business models and are pursuing large market opportunities through the creation of innovative technologies and/or business models that have the potential to disrupt an established industry or deliver a novel solution to a specific market need.

Special Situations – A special situations investment is a private equity investment that may arise opportunistically to provide a company with capital that has equity or equity-like characteristics. The capital is typically being raised by the issuer to address a financial need outside the common private equity uses of a change in control or growth financing. A common type of special situations investment may occur when a company is faced with financial distress and new equity capital is required to satisfy the demands of the issuer’s lenders.

Over the long term and under normal conditions, the Sub-Advisers expect to allocate the majority of the Fund’s assets to Direct Investments and Secondary Investments and expect to allocate no more than 20% of the Fund’s assets to Primary Investments.

Direct Investments. The Fund’s Direct Investments will typically be in the form of co-investments, which involve the Fund acquiring an interest in a single operating company alongside an investment by a private equity firm or other entity and are generally structured such that the co-investors are passive.

The market for Direct Investments may be limited, and the Direct Investments to which the Fund wishes to allocate its assets may not be available at any given time. Direct Investments may be heavily negotiated and may incur additional transaction costs for the Fund. Direct Investments are more concentrated than Primary Investments and Secondary Investments in an investor’s interest in an Investment Fund, which usually hold multiple operating companies. There is a potential risk that third party investment managers providing Direct Investments may choose not to make the most attractive co-investments available to the Fund and may instead reserve such opportunities for larger client relationships or their own accounts.

Secondary Investments. Secondary Investments, or “secondaries,” refer to investments in which one investor acquires another investor’s existing interest in a private equity investment through a negotiated transaction in which the private equity manager managing the underlying investment remains the same. In making Secondary Investments, the buyer acquires exposure to one or more existing assets of a private equity fund by either acquiring an interest in a fund created to hold the acquired assets or by acquiring the interests of an existing limited partner of the private equity fund and agreeing to take on future funding obligations in exchange for future returns and distributions. A Secondary Investment that involves acquiring an investor’s interests in a private equity fund may be purchased at a discount to an Investment Fund’s net asset value. As a result, Secondary Investments acquired at a discount may result in unrealized gains to the Fund at the time the Fund next calculates its monthly net asset value. Because Secondary Investments are generally made after an Investment Fund has deployed capital into portfolio companies, these investments are viewed as more mature and may not exhibit the initial decline in net asset value associated with Primary Investments and may reduce the impact of the J-curve associated with private equity primary fund investing. However, there can be no assurance that any or all Secondary Investments made by the Fund will exhibit this pattern of investment returns, and realization of later gains is dependent upon the performance of each Investment Fund’s portfolio companies.

The market for certain Secondary Investments may be very limited, and the strategies and Investment Funds to which the Fund wishes to allocate capital may not be available for Secondary Investment at any given time. Secondary Investments may be heavily negotiated and may incur additional transaction costs for the Fund. There is a risk that investors exiting an Investment Fund through a secondary transaction may possess superior knowledge regarding the value of their holdings and the portfolio companies of the Investment Fund and the Fund may pay more for a Secondary Investment than it would have if it were also privy to such information.

Primary Investments. Primary Investments, or “primaries,” refer to interests in newly established Investment Funds. Primary Investments are made during the Investment Fund’s fundraising period in the form of capital commitments, which are then periodically called by the fund to finance underlying investments in operating companies during a predefined period. A fund’s capital account will typically exhibit a “J-curve,” undergoing a modest decline in the early portion of its lifecycle as expenses outweigh investment gains, with the trend typically reversing in the later portion of its lifecycle as underlying investments mature and are eventually realized. There can be no assurance that any or all Primary Investments made by the Fund will exhibit this pattern of investment returns and the realization of investment gains is dependent upon the performance and disposition of each underlying investment. Primary Investments typically range in duration from ten to twelve years, while underlying investments generally range in duration from three to seven years.

Seasoned primaries are primary fund investments made after an Investment Fund has already invested a certain percentage of its capital commitments (e.g., 25%, at the time of closing). Since the Investment Fund contains investments at the time the Fund invests, the Fund is able to accelerate its capital deployment compared to a typical primary fund investment and the Sub-Advisers are able to assess the attractiveness of the investments in the Investment Fund before making a capital commitment thereby reducing the blind-pool risk associated with a typical primary fund investment that has not made any investments.

Typically, private equity fund sponsors will not launch new funds that have the same focus more frequently than every two to four years. Private equity managers pursuing multiple strategies may offer multiple primary new funds each year but may not offer new funds within a given geography or that pursue a certain strategy in any particular year. Many new funds offered by top-tier private equity firms may be inaccessible due to high demand and, accordingly, may be unavailable for Primary Investments at any given time. As a result, having well-established relationships with fund sponsors is critically important for primary investors.

Portfolio Allocation – The Fund’s portfolio will be global and seek to capitalize on the Sub-Advisers’ global private equity investment platform, which has investment professionals located in the US, Europe and Asia. Global exposure across markets is expected to provide investors exposure to the large and broad global private equity market whereby the Fund may obtain co-investment exposure across multiple countries, economies and the unique structural economic attributes and cycles afforded through regional exposure.

It is expected that the Fund will make the majority of its investments in Direct Investments and Secondary Investments while Primary Investments will be a relatively smaller part of the Fund’s exposure. The Fund’s asset allocations may vary significantly over time.

Investment Interests generally involve capital commitments, with the unfunded component called over time. The Fund’s asset allocation ranges and commitment strategy may be adjusted periodically based on the Sub-Advisers’ analysis of the private equity market, the Fund’s existing portfolio at the relevant time, and other pertinent factors.

Small to Medium-Sized Companies – The Fund generally focuses on Investment Interests that provide exposure to companies considered to be small to medium-sized enterprises determined by using a company’s enterprise value. The Fund expects to predominately invest in companies that have an enterprise value between $50 million to $1 billion. This enterprise value size range reflects the focus of the Sub-Advisers’ global private equity investment platform.

Across the private equity industry, the number of private equity transactions with small to medium-sized companies far exceeds the number of transactions with large companies. However, the amount of capital seeking to commit to and eventually invest in large private equity investments far exceeds the amount of capital seeking to commit to and eventually invest in small and medium-sized private equity investments.

The Sub-Advisers believe that the larger number of small to medium-sized companies compared to large companies presents an opportunity to identify private equity investments that may be less competitive to access and potentially offer more attractive risk and reward characteristics.

Foreign Investments – The Fund may invest in Investment Interests that provide exposure to foreign issuers and borrowers, which include: (1) companies organized outside of the United States, including in emerging market countries; (2) foreign sovereign governments and their agencies, authorities, instrumentalities and political subdivisions, including foreign states, provinces or municipalities; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. These securities may be denominated, quoted in, or pay income in, U.S. dollars or in a foreign currency. The Fund is not limited in the amount of assets it may invest in such foreign investments.

Global exposure across markets is designed to provide investors exposures to the large and broad private equity market in the U.S. and internationally whereby the Fund can have exposure to investments across multiple countries, economies and access the unique structural economic attributes and cycles afforded through regional exposure.

United States – The U.S. is the most established and largest private equity market globally. Based on data sourced from Preqin Ltd, approximately $411 billion was committed on average annually from 2017-2025 to private equity funds based in the U.S. in which the private equity fund is primarily focused on either buyout, growth capital or venture capital private equity strategy. The allocation of the capital raised by private equity funds based in the U.S. from 2017 to 2025 was 62% targeting buyouts, 18% growth capital and 20% targeting venture capital. The Fund will seek to invest in the U.S. across private equity strategies.

Europe – Europe is a well-established private equity market, and the European economy is roughly the same size as the U.S. economy. The European markets are divided among many small businesses, and it is crucial that investors view Europe as a collection of markets as opposed to one homogenous market. The ongoing European economic integration and the expansion of the single market concept will generate add-on acquisition and exit opportunities through active cross-border M&A markets. The Sub-Advisers’ network in Europe consists of mostly specialist managers who focus on purchasing smaller companies

(often family and founder-owned businesses) with perceived significant upside potential. Europe’s inherent fragmentation is an attractive characteristic, providing geographic, as well as sector diversity and is an opportunity to deploy “buy-and-build” strategies to create incremental enterprise value. Based on data sourced from Preqin Ltd, from 2017 - 2025, private equity firms based in Europe have raised an average of $132 billion for their private equity funds. The allocation of capital for European private equity funds was 74% to buyouts and 12% to growth capital and 14% to venture capital private equity strategies. The Fund will emphasize buyout investments in Europe with some exposure to growth capital and to a lesser degree venture capital.

Asia – Asia is a fast growing and developing private equity market. Within Asia, China and India are the largest private equity markets whereby most private equity capital is focused on growth capital and venture capital private equity strategies. Based on Preqin Ltd data, over the nine years from 2017-2025, an annual average of $198 billion was raised by private equity funds targeting Asia. The allocation of private equity raised within Asia equated to 18% to buyouts, 23% to growth capital and 59% to venture capital private equity strategies. In Asia, the Fund will focus on growth capital and venture capital investments to capitalize on the region’s growth prospects with a strategy based on local business models and the growing middle class.

U.S. Government Securities - The Fund may invest in U.S. Government securities. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.

Leverage

The Fund may use leverage to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, or the issuance of notes in an aggregate amount up to 33 1/3% of the Fund’s total assets, including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund is also permitted to obtain leverage through the issuance of preferred shares in an aggregate amount up to 50% of the Fund’s total assets immediately after giving effect to the leverage. The Fund may also use leverage generated by reverse repurchase agreements, dollar rolls and similar transactions. The Fund has entered into a revolving credit facility agreement with Schroders Financial Services Limited, an affiliate of the Sub-Advisers. The Fund may borrow under the line of credit for temporary or emergency purposes. The Fund may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Sub-Advisers’ views concerning market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage may cause the Fund’s NAV to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does use leverage, what percentage of its assets such leverage will represent.

In addition, while any senior securities remain outstanding, the Fund generally must make provisions to prohibit any distribution to the Fund’s shareholders or the repurchase of such securities or shares unless the Fund meets the applicable asset coverage ratio at the time of the distribution or repurchase.

Investment Interests may also use leverage in their investment activities. Borrowings by Investment Interests are not subject to the asset coverage requirement discussed above. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Interests and the volatility of the value of Shares may be great, especially during times of a “credit crunch” and/or general market turmoil, such as that experienced during late 2008 or at times during the global pandemic. In general, the use of leverage by Investment Interests or the Fund may increase the volatility of the Investment Interests or the Fund. See “Types of Investments and Related Risks —Leverage Risk.”

The Investment Process

The Sub-Advisers’ investment process applies a thorough and disciplined due diligence process to seek to select the most attractive and appropriate investment opportunities for the Fund. This process leverages the Sub-Advisers’ global private equity experience and knowledge and the ability to gain access to attractive private equity investment opportunities. The Sub-Advisers use their abilities and resources to assess and benchmark operational metrics with comparable businesses and private equity managers within existing and historical investments. The Sub-Advisers also extensively reference opportunities with a significant network within the private equity world. The Sub-Advisers’ global private equity investment team was one of the first to introduce ISAE 3402 Type II process standards to a private equity firm’s investment process, ensuring that the overall process adheres to consistent and high-quality standards.

The Sub-Advisers’ global private equity investment team is segmented into two teams: (1) private equity investment professionals that are active in driving the sourcing, due diligence, execution of private equity investment opportunities and post-investment monitoring (the “Investment Team”); and (2) the Investment Committee. The Investment Committee consists of senior private equity investment professionals who are responsible for overseeing the proper and consistent execution of the investment process and deciding which investment opportunities are approved for investment, which portfolios will invest in a particular investment opportunity and the allocation of capital by each portfolio to an investment opportunity. Investment Committee members do not sponsor or play an active role in the due diligence of an investment opportunity. Each Investment Team member is part of a strategy team (e.g., Asia, Europe, Global Innovation (venture capital), Secondaries, and U.S.) and a sector team (e.g., Consumer Discretionary and Consumer Staples, Healthcare, Industrials, Business Services and Information Technology). The combination of strategy and sector teams provide for one global private equity investment organization that seeks to actively interact and share perspectives and ideas across the platform. Each private equity portfolio is assigned to one or more senior investment professionals as a portfolio manager(s) (“Portfolio Managers”). Portfolio Managers can be either an Investment Team member or an Investment Committee member. The Portfolio Managers oversee the construction of a portfolio and the ongoing developments within a portfolio post investment execution. Portfolio Managers actively interact with members of the Investment Team to assess the applicability and appropriateness of an investment opportunity for a specific portfolio.

Potential investment opportunities are vetted through rigorous due diligence that follows a well-established investment process with four core phases: sourcing, assessment, execution and monitoring. Within the four phases, the investment process is customized to address the specific aspects associated with each private equity investment type and the unique issues presented by the specific investment project. ESG characteristics are considered in each stage of the investment process and help to identify issues that can potentially have a material impact on an asset’s risk or return profile. The Sub-Advisers consider ESG risks and opportunities using a proprietary framework and investments with strong ESG credentials and/or alignment with United Nations Sustainable Development Goals (“UN SDGs”) are viewed favorably. Some examples of ESG characteristics that may be considered include environmental topics such as how a company is managing climate change risks to its business; social considerations such as talent attraction/retention; and governance matters such as compensation and board composition. A serious breach of the Sub-Advisers’ ESG standards could lead the Sub-Advisers to not invest in a particular investment or to seek to divest from a particular investment. Conversely, the Fund may invest in an investment opportunity that does not have favorable ESG characteristics or high ESG ratings if the Sub-Advisers determine it is otherwise an appropriate investment for the Fund. The following further elaborates on each phase of the investment process.

Sourcing – Establishing access to attractive private equity investments is an important component of building a successful private equity portfolio and requires a proactive investment sourcing capability. The Sub-Advisers leverage their global private equity platform of experienced private equity professionals, more than 25 years as a successful global institutional private equity investor, and consistent and growing private equity investment activity across Direct Investments, Secondary Investments and Primary Investments to source high quality deal flow globally. Each sourced investment opportunity is screened by a member of the Investment Team to make an initial assessment of the investment opportunity’s attractiveness and appropriateness relative to its investment risk and return and ESG considerations.

Assessment – The assessment of each investment opportunity is segmented into two phases: pre-qualification and qualification. The pre-qualification phase is the initial due diligence effort of gathering, reviewing and assessing the key investment, ESG and portfolio risk and return drivers and factors to determine an investment opportunity’s relative attractiveness and whether additional diligence resources should be committed to the investment project in order to fully diligence an investment project. The pre-qualification phase generally concludes with a presentation of the investment opportunity by the relevant Investment Team members to the Investment Committee or the decline of the investment opportunity by either the relevant Investment Team members or the Investment Committee. The Investment Committee will provide its feedback (e.g., potential issues and concerns with the investment project), which will be an added component of the ongoing diligence efforts. It is at this stage of the investment process that the Fund may be identified as an interested investor based on its criteria established by the Board, its current portfolio exposures and its availability of investable capital.

The qualification phase entails further in-depth due diligence, which typically includes reference calls, meetings with the key organizations involved in or which may provide insights into the transaction, sourcing, reviewing and assessing additional documentation relevant to the investment project, an ESG assessment of the investment, and an initial review of legal documentation. Before an investment recommendation is made to the Investment Committee, the relevant Investment Team members will present their diligence findings and analysis to members of the Investment Committee to ensure any key diligence issues have been properly addressed. At this stage, the Portfolio Managers will confirm the Fund’s interest in the prospective investment and the investment’s suitability for the Fund’s portfolio. The qualification phase concludes with an investment recommendation to the Investment Committee and the Investment Committee members voting on the investment project for investment by specific portfolios and the amount of investment to be executed upon by each portfolio. If the Investment Committee does not provide approval, the investment opportunity is declined.

Execution – Once an investment project has received Investment Committee approval, the relevant Investment Team members will complete their outstanding diligence review and work with internal and external legal resources to negotiate and finalize the legal documentation and perform the required “know your investee” and anti-money laundering regulatory diligence. An investment is considered completed or closed when the Sub-Advisers have executed the transaction documentation that commits the Fund to acquire the issuers securities for a specified amount of capital.

Monitoring – The Sub-Advisers take an active role in the monitoring of existing investments. Each investment is assigned appropriate Investment Team personnel to actively monitor developments related to an investment. Each investment is monitored for its progress relative to its return and risk expectations as outlined at the point of its investment approval. In addition, each investment is monitored for changes and developments with regards to ESG and whether the investment or associated private equity manager is adopting ESG practices that will further enhance the investment’s ESG profile. The Sub-Advisers use engagement practices with funds and portfolio companies to encourage and enforce positive ESG practices.

Exemptive Relief

To the extent permitted by law, the Fund intends to co-invest in Investment Interests with other Schroders-advised funds and clients. The 1940 Act imposes significant limits on the ability of the Fund to co-invest with other Schroders-advised funds and clients. The Advisers and the Fund have received an exemptive order from the SEC that permits the Fund to co-invest alongside its affiliates in Investment Interests. However, the SEC exemptive order contains certain conditions that limit or restrict the Fund’s ability to participate in such Investment Interests. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment.

Investment Policies

The Fund will not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction. This policy is fundamental and may not be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The Fund’s SAI contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objective and Policies.”

The Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets, which means net assets plus the amount of any borrowings for investment purposes, in investments of the type suggested by its name, as set forth in the Fund’s Investment Objective and Strategies section (“80% Policy”). This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s 80% Policy is fundamental and may not be changed without shareholder approval. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Trustees.

TYPES OF INVESTMENTS AND RELATED RISKS

Investors should carefully consider the risk factors described below before deciding on whether to make an investment in the Fund.

Principal Risks of Investing in the Fund

●	Active Investment Management Risk. The risk that, if the Sub-Advisers’ investment strategy does not perform as expected, the Fund could underperform its peers or lose money. The Fund’s performance depends upon the performance of the portfolio managers and selected strategies, the adherence by the Investment Managers to such selected strategies, the instruments used by such Investment Managers and the Sub-Advisers’ ability to select Investment Managers and strategies and effectively allocate Fund assets among them. The Fund is organized to provide shareholders with a multi-strategy investment program and not as an indirect way to gain access to any particular Investment Interests. There is no guarantee that the Fund’s investment objective will be achieved.

●	Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions. Similarly, identification of attractive investment opportunities by Investment Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by the Sub-Advisers, an Investment Interest may not be permitted to take advantage of the opportunity to the fullest extent desired. Other investment vehicles sponsored, managed or advised by the Sub-Advisers and their affiliates may seek investment opportunities similar to those the Fund may be seeking. The Sub-Advisers will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles.

To the extent permitted by law, the Fund intends to co-invest in Investment Interests with other Schroders-advised funds and clients. The 1940 Act imposes significant limits on the ability of the Fund to co-invest with other Schroders-advised funds and clients. The Advisers and the Fund received an exemptive order from the SEC that permits the Fund to co-invest alongside its affiliates in Investment Interests. However, the SEC exemptive order contains certain conditions that limit or restrict the Fund’s ability to participate in such Investment Interests. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment. Ultimately, an inability to receive the desired allocation to certain Investment Interests could represent a risk to the Fund’s ability to achieve the desired investment returns.

●	Private Equity Investment Risk. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also co-invest directly in an operating company in conjunction with an Investment Fund. The investments held by Investment Funds and Direct Investments made by the Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return. In certain instances, a private company or other issuer may, among other things, terminate an Investment Fund’s interest in that company or issuer (causing a forfeiture of all or a portion of such interest) if the Investment Fund fails to satisfy any capital call by that company or issuer.

The regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of private investment funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s, the Adviser’s and/or the Sub-Advisers’ legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund, the Adviser’s and/or the Sub-Advisers’ business. There can be no assurances that the Fund, the Adviser or the Sub-Advisers will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

The Fund’s investment portfolio will consist of Investment Interests that hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Investment Interests that hold securities issued primarily by privately held companies typically provide greater flexibility than traditional investment funds that are registered under the 1940 Act with respect to the types of securities that may be owned, the types of trading strategies employed, including with respect to transactions with affiliates, and, in some cases, the amount of leverage that can be used. Accordingly, securities of the Investment Interests, as well as the underlying private companies in which the Investment Interests invest, tend to be more illiquid and highly speculative. The underlying private companies may be domiciled in U.S. or non-U.S. jurisdictions.

The securities in which an Investment Manager may invest may be among the most junior in an operating company’s capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect such investments.

An Investment Manager’s underlying investments, depending upon strategy, may be in operating companies whose capital structures are highly leveraged. Such investments involve a high degree of risk to the extent that adverse fluctuations in the cash flow of such operating companies, or increased interest rates, may impair the companies’ ability to meet their obligations, which may accelerate and magnify declines in the value of any such investments in a down market.

Private funds have complex fee structures, including performance fees, that are broader than what is permitted for registered funds, and Shareholders may pay these fees indirectly by investing in the Fund. Shareholders will effectively bear two layers of expenses: expenses of the Fund and indirect expenses of the Investment Interests. In addition, to the extent that the Fund invests in an Investment Interest that is itself a “fund of funds,” the Fund would effectively bear a third layer of expenses. These fees may cause the Fund’s returns to be lower than would be if the Fund were not subject to such fees. The fees paid by Investment Funds to their advisers and general partners or managing members often are higher than those paid by registered funds and generally include a percentage of gains, which are considered performance fees. The Fund will bear its proportionate share of the management fees and other expenses that are charged by an Investment Interest in addition to the management fees and other expenses paid by the Fund. Investment Funds may receive performance fees even if other of the Investment Funds that the Fund invests in or overall performance of the Fund is negative.

A Shareholder in the Fund that meets the eligibility conditions imposed by one or more of the Investment Interests, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could potentially invest directly in such Investment Interests. By investing in the Investment Interests through the Fund, a Shareholder in the Fund will bear a portion of the Management Fee and other expenses of the Fund. Additionally, Investment Interests generally charge asset-based fees and incentive fees that may be higher than those of other types of securities, which may adversely affect the Investment Interests’ performance.

The Fund may have challenges in monitoring operations and performance of private funds due to the inability to access information about private fund investments and valuations. The Fund can only value private funds at NAV if permitted by applicable accounting standards.

Fund shareholders will have no right to receive information about the Investment Interests or Investment Managers, including Investment Interest holdings, liquidity and valuation, and will have no recourse against Investment Interests or their Investment Managers.

The Fund and its Investment Interests are subject to risks associated with legal and regulatory changes applicable to the private equity industry and private equity funds.

Investment Managers may invest the assets of Investment Interests in early-stage venture capital which may result in or contribute to significant losses to the Fund.

Investment Interests held by the Fund generally involve capital commitments, with the unfunded component called over time. As a result, the Fund may maintain a sizeable cash and cash equivalent position in anticipation of satisfying capital calls from Investment Interests. The overall impact on performance due to holding a portion of the Fund’s assets in cash and cash equivalents could be negative.

Secondary Investments may be acquired based on incomplete or imperfect information, which may expose the Fund to contingent liabilities, counterparty risks, reputational risks and execution risks. Additionally, the absence of a recognized market price means that the Fund cannot be assured that it is paying an appropriate purchase price in connection with Secondary Investments.

Secondary Investments may be acquired at a discount to an Investment Interest’s NAV. As a result, Secondary Investments acquired at a discount may result in unrealized gains at the time the Fund next calculates its monthly NAV, since any such discounted Secondary Investment will be marked to its NAV, which may be a price that is higher than its acquisition cost. If such unrealized gains are realized upon the Fund’s disposition of Secondary Investments, the Fund may generate distributable gains that are taxable to Shareholders. Accordingly, the overall performance and NAV of the Fund may be significantly impacted by the acquisition price paid by the Fund for its Secondary Investments.

While the Sub-Advisers will conduct independent due diligence before executing a Direct Investment, the Fund’s ability to realize a profit on Direct Investments will be particularly reliant on the expertise of the lead investor. To the extent that the lead investor assumes control of the operating company, the Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operations of the operating company. The Fund’s ability to dispose of such investments is typically very limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Fund from selling such investment.

●	Lack of Liquidity for Private Funds. Private funds may invest in securities and derivatives that often do not have a liquid market. For instance, private funds may implement credit, relative value, and event-driven strategies, each of which typically relies on investments in debt instruments, credit default swaps, large blocks of public or private equities, convertible bonds, or other illiquid debt, equity, or derivative instruments. In addition, private funds may impose lock-up periods, withdrawal fees, redemption gates or other measures that impact liquidity.

This lack of liquidity for private funds creates several risks. First, it makes it difficult for the Sub-Advisers to determine if the private fund is accurately valuing its positions because of the uncertainty regarding the realization of the prices that are quoted if the private fund were to attempt to liquidate its portfolio at those prices. Second, it increases the risk that withdrawals from such private funds by other investors will cause reductions in the net asset value of those private funds merely due to selling pressure, rather than a fundamental change in the investments themselves. Third, it increases the risk that a private fund will not honor the Fund’s liquidity expectations. Private funds have restrictions in their governing documents that limit the Fund’s ability to withdraw funds typically to calendar month or quarter ends (or less frequently) on significant prior notice, private funds may nevertheless be unable to abide by these somewhat onerous liquidity provisions.

A side effect of this inability to withdraw from a private fund is the Sub-Advisers’ inability to re-allocate the Fund’s assets as dynamically as the Sub-Advisers may otherwise desire. This limitation exists even when a private fund has not implemented a constraint on its expected liquidity. Given that, even in the best of times, these private funds permit withdrawals only infrequently and on significant advance notice, the Fund’s flexibility to reallocate assets among private funds is limited.

The Sub-Advisers have no control over the liquidity of private funds and depend on the private funds to provide appropriate valuations as well as liquidity. In some cases, the Sub-Advisers will allocate Fund assets to private funds that later impose liquidity constraints making it impossible to terminate them as desired by the Sub-Advisers. Restrictions on liquidity imposed by the private funds may materially impact the Fund’s ability to repurchase Shares. An inability to withdraw from a private fund may expose the Fund to losses it could have otherwise avoided if the Fund had been able to withdraw from such private funds. It may also cause the Fund to become unbalanced as it is forced to obtain liquidity from those private funds which provide such liquidity. In certain cases, other investors in a private fund may have preferential withdrawal rights as compared to the Fund, the exercise of which could materially adversely affect the Fund’s investment in such private funds.

●	“J-Curve” Performance Risk. Investment Funds typically exhibit “J-curve” performance, such that an Investment Fund’s net asset value typically declines during the early portion of the Investment Fund’s lifecycle as investment-related fees and expenses accrue prior to the realization of investment gains. As the Investment Fund matures and as the Investment Fund’s assets are sold, the Sub-Advisers believe that the pattern typically reverses with increasing net asset value and distributions. There can be no assurance, however, that any or all the Investment Funds in which the Fund invests will exhibit this pattern of investment returns.

●	Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally as well as global trade policies and political unrest or uncertainties. The value of a security or other investment may also change in value due to factors that affect an individual issuer, including data breaches and cybersecurity attacks, or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events (including wars, military conflicts, pandemics and epidemics) or natural/environmental disasters, could also prevent the Fund from executing advantageous investment decisions in a timely manner. These events may adversely affect the value of the Fund’s investments, which are particularly sensitive to these types of market risks given increased globalization and interconnectedness of markets. The adverse impact of any one or more of these events on the market value of Fund investments could be significant and cause losses. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The interconnectedness of certain markets, particularly the markets for novel or emerging products or services, and the related impacts on economies, markets and issuers, as well as the systemic risk of those markets, may not be known until a future time, making it difficult to predict the potential impact of adverse events in those markets on the Fund or the Fund’s investments.

●	Venture Capital. An Investment Fund may invest and the Fund may co-invest in venture capital. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

●	Geographic Concentration Risks. An Investment Fund may concentrate its investments in specific geographic regions. This focus may constrain the liquidity and the number of portfolio companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the region of concentration.

●	Sector Concentration Risk. An Investment Fund may concentrate its investments in specific industry sectors. This focus may constrain the liquidity and the number of portfolio companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration. The Fund expects to focus its investments in the information technology, healthcare, consumer discretionary and consumer staples, business services and industrials sectors.

Healthcare Sector Risk. Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments, and their products may quickly become obsolete. The profitability of healthcare-related companies may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Patents have a limited duration, and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, which can cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.

Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Further, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Changes in governmental policies or laws may span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, which can result in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability.

In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business.

Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Additionally, the expansion of facilities by healthcare-related providers may be subject to “determinations of need” by certain government authorities. This process not only generally increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities.

Information Technology Sector Risk. The Fund’s performance may be closely tied to the performance of information technology issuers and, as a result, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Consumer Discretionary and Consumer Staples Sector Risk. Companies in the consumer discretionary and consumer staples sectors are subject to the risks associated with adverse changes in consumer sentiment and buying patterns, the effects of inflation and disruptions in the supply chain that negatively impact the availability of products. Companies in this sector may also be adversely affected by supply and demand for certain products and services, price fluctuations, product obsolescence and product liability claims, governmental regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the consumer sectors may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

Business Services Risk. Companies in the business services sector can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees. The success of companies that provide business-related services is, in part, subject to continued demand for business services as companies and other organizations seek alternative, cost-effective means to meet their economic goals.

Industrials Sector Risk. The Fund's performance may be closely tied to the performance of industrials issuers and, as a result, may be more volatile than the performance of more broadly diversified funds. The prices of securities in the industrials sector can be volatile and can be impacted significantly by supply and demand for certain products and services, product obsolescence and product liability claims, government regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

●	Foreign Investments Risk. Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid, more volatile and more difficult to value than securities of U.S. issuers. Foreign investments may be affected by the following:

o	changes in currency exchange rates

o	changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

o	increased volatility

o	substantially less volume on foreign stock markets and other securities markets

o	higher commissions and dealer mark-ups

o	inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

o	less uniform accounting, auditing and financial reporting standards

o	less publicly available information about a foreign issuer or borrower

o	less government regulation and oversight

o	unfavorable foreign tax laws

o	political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions)

o	differences in individual foreign economies

o	geopolitical events (including wars, military conflicts, pandemics and epidemics) that may disrupt securities markets and adversely affect global economies and markets

The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed on one or more countries in which the Fund may invest could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.

Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Economic uncertainty relating to market or policy developments, such as the imposition of tariffs, may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.

●	Regional/Country Focus Risk. To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, social, environmental, regulatory and other risks not typically associated with investing in a larger number of regions or countries. In addition, certain foreign economies may themselves be focused in particular industries or more vulnerable to political changes than the U.S. economy, which may have a pronounced impact on the Fund’s investments. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments. Regional and country focus risk is heightened in emerging markets.

The following sets forth additional information regarding risks associated with investing in certain regions/countries:

Investments in Asian Securities – Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions.

●	Illiquid and Restricted Securities Risks. The Fund may invest without limit in illiquid securities. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities including, but not limited to if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s and/or Sub-Advisers’ judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. To dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. In either case, the Fund would bear market risks during that period. Liquidity risk may impact the Fund’s ability to meet shareholder repurchase requests and as a result, the Fund may be forced to sell securities at inopportune times and/or disadvantageous prices.

Certain instruments are not readily marketable and may be subject to restrictions on resale. Instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the instruments in which the Fund will invest.

Where a secondary market exists, the market for some instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, dealer inventories of certain securities are at historic lows in relation to market size, which indicates a potential for reduced liquidity as dealers may be less able to “make markets” for certain securities.

●	Investment Interests Not Subject to 1940 Act Risk. The Investment Interests in which the Fund invests are not registered as investment companies under the 1940 Act. Accordingly, the provisions of the 1940 Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts, impose leverage restrictions and regulate the relationship between the investment company and its asset management, are not applicable to an investment in the Investment Interests. The Investment Interests’ investments may therefore impact the strategies, risks and costs of and for the Fund itself. Shareholders may have limited information about the Investment Interests in which the Fund is investing, including with respect to the Investment Interests’ holdings, liquidity and valuation.

●	Leverage Risk. Certain transactions, including to-be-announced investments and other when-issued, delayed delivery or forward commitment transactions, involve a form of leverage. Transactions involving leverage provide investment exposure in an amount exceeding the initial investment. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Certain derivatives have the potential to cause unlimited losses for the Fund, regardless of the size of the initial investment. Leverage may also cause the Fund’s NAV to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet margin or collateral requirements when it may not be advantageous to do so.

●	Valuation of Private Investments Risk. The Fund’s ownership interests in private investments are not publicly traded and the Fund uses internal pricing methodologies to provide pricing information for private investments. The value of loans, securities and other investments that are not publicly traded may not be readily determinable, and the Valuation Designee will value these investments at fair value as determined in good faith pursuant to the Valuation Procedures, including to reflect significant events affecting the value of the Fund’s investments. Certain of the Fund’s investments may be classified as Level 3 under Topic 820 of the U.S. Financial Accounting Standards Board’s Accounting Standards Codification, as amended, Fair Value Measurements and Disclosures (“ASC Topic 820”). This means that the Fund’s portfolio valuations will be based on significant unobservable inputs and the Fund’s own assumptions about how market participants would price the asset or liability in question. The Fund expects that inputs into the determination of fair value of the Fund’s portfolio investments will require significant judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. The valuation of the Fund’s investments in Investment Funds is ordinarily determined based upon valuations provided by the Investment Managers on a quarterly basis. Although such valuations are provided on a quarterly basis, the Fund will provide valuations, and will issue Shares, on a monthly basis. An Investment Manager may face a conflict of interest in valuing the securities, as their value may affect the Investment Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Investment Manager, the accuracy of the valuations provided by the Investment Managers, that the Investment Managers will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Managers’ policies and procedures and systems will not change without notice to the Fund. To the extent that the Fund does not receive timely information from the Fund’s portfolio investments regarding their valuations, the Fund’s ability to accurately calculate its net asset value will likely be impaired. As a result, an Investment Manager’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities. The types of factors that the Valuation Designee may take into account in determining the fair value of the Fund’s investments generally include, as appropriate, comparison to publicly traded securities and private market transactions, including such factors as revenue level, profitability, operating cash flow, revenue and income growth, and leverage. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Valuation Designee’s determinations of fair value may differ materially from the values that would have been used if a ready market for its investments existed. The Fund’s net asset value could be adversely affected if the Valuation Designee’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such loans and securities. The Fund can only value private funds at NAV if permitted by applicable accounting standards.

The Fund relies primarily on information provided by Investment Managers of Investment Funds in valuing the Fund’s investments in such Investment Funds. There is a risk that inaccurate valuations provided by Investment Managers of Investment Funds could adversely affect the value of the Fund’s Shares. In addition, there can be no assurance that an Investment Manager of an Investment Fund will provide advance notice of any material change in such Investment Fund’s investment program or policies, therefore the Fund may be subject to additional risks, which may not be promptly identified by the Sub-Advisers.

●	Valuations Subject to Adjustment. The Fund determines its month end net asset value based upon the quarterly valuations reported by the Investment Funds, which may not reflect market or other events occurring subsequent to the quarter-end. These events could potentially cause illiquidity and volatility in global financial markets that disrupt business operations of underlying portfolio companies as well as market expectations, the impact of which may not be accurately reflected in the daily valuations of the Investment Funds and/or their underlying holdings. The Valuation Designee will use commercially reasonable efforts to fair value the Fund’s holdings in Investment Funds to reflect such events, consistent with its valuation policies; however, there is no guarantee the Valuation Designee will correctly fair value such investments. Additionally, the valuations reported by Investment Funds may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Investment Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Investment Funds or revisions to the net asset value of an Investment Fund or direct private equity investment adversely affect the Fund’s net asset value, the remaining outstanding Shares may be adversely affected by prior repurchases to the benefit of shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New shareholders may be affected in a similar way.

Additionally, shareholders should be cognizant that since the Fund and the Investment Funds largely hold illiquid private investments, the valuations of these assets typically lag compared to investments in the public markets in both rising and falling markets. The lag that private investments valuations exhibit could be exacerbated for the Fund since the Investment Funds may not adjust capital statements for market movements during intra-quarter periods. Shareholders should consider the lag effect that comes with valuing private investments, particularly during times of heightened volatility. The lag as compared to the public markets may impact valuation and pricing of the Shares and could result in a positive or negative effect on shareholders depending on the direction of the market movements and the nature of shareholder transactions.

●	Indemnification of Investment Funds, Investment Managers and Others. The Fund may agree to indemnify certain of the Investment Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Investment Funds. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected. Indemnification of sellers of Secondary Investments may be required as a condition to purchasing such securities.

●	Termination of the Fund’s Interest in an Investment Fund. An Investment Fund may, among other things, terminate the Fund’s interest in that Investment Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Investment Fund or if the continued participation of the Fund in the Investment Fund would have a material adverse effect on the Investment Fund or its assets. To the extent the Fund, at times, uses over-commitment strategy, such strategy may increase the risk that the Fund is unable to satisfy a capital call from an Investment Fund.

●	General Risks of Secondary Investments. The overall performance of the Fund’s Secondary Investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain Secondary Investments may be purchased as a portfolio, and in such cases the Fund may not be able to carve out from such purchases those investments that the Advisers consider (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires an Investment Fund interest as a Secondary Investment, the Fund will generally not have the ability to modify or amend such Investment Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments may be greater than those relating to Primary Investments.

Where the Fund acquires an Investment Fund interest as a Secondary Investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Investment Fund and, subsequently, that Investment Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Investment Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Investment Fund, there can be no assurance that the Fund would have such right or prevail in any such claim.

The Fund may acquire Secondary Investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including, among other things: (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.

●	ESG Integration Risk. The financially material ESG considerations that may be evaluated as part of the Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. The relevance and weightings of specific ESG characteristics to the investment process varies across asset classes, sectors and strategies. ESG issues are one of several factors that may be considered by the portfolio manager(s) and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings. Some examples of ESG research that may be considered include environmental topics such as how a company is managing climate change risks to its business; social considerations such as talent attraction/retention; and governance matters such as compensation and board composition. ESG issues may be evaluated differently by different portfolio manager(s) and may not carry the same meaning to all investors and portfolio manager(s). While the portfolio manager(s) believe that the integration of material ESG characteristics into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, there is no guarantee that the integration of ESG characteristics will result in better performance. The analysis of ESG characteristics is subjective and investors can differ in their views of what constitutes positive or negative ESG characteristics. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. Further, the regulatory landscape with respect to ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process with respect to ESG integration.

●	Force Majeure Risk. Investment Funds may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism and labor strikes). Some force majeure events may adversely affect the ability of a party (including an Investment Fund or a counterparty to the Fund or an Investment Fund) to perform its obligations until it is able to remedy the force majeure event. In addition, the cost to an Investment Fund or the Fund of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund may invest specifically. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more Investment Interests or its assets, could result in a loss to the Fund, including if its investment in such Investment Fund is canceled, unwound or acquired (which could be without what the Fund considers to be adequate compensation). Any of the foregoing may therefore adversely affect the performance of the Fund and its investments.

●	Nature of Portfolio Companies. The Investment Funds will include direct and indirect investments in various companies, ventures and businesses. This may include portfolio companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund’s investments may also include portfolio companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such portfolio companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such portfolio companies.

●	Non-Diversification Risk. The Fund is non-diversified, which means it is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may result in a greater risk of loss. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

●	U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, which is the risk that the U.S. Treasury will be unable to meet its payment obligations.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

●	Valuation Risk. Investors who purchase shares of the Fund on, or whose repurchase requests are valued on, days when the Fund is holding instruments that have been fair valued may receive fewer or more shares or lower or higher repurchase proceeds than they would have received if the instruments had not been fair valued or if the Valuation Designee had employed an alternate valuation methodology. Such risks may be more pronounced in a rising interest rate environment and/or an environment of increased equity market volatility, and, to the extent the Fund holds a significant percentage of fair valued or otherwise difficult to value securities, it may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value” below. Portions of the Fund’s portfolio that are fair valued or difficult to value vary from time to time. The Fund’s shareholder reports contain detailed information about the Fund’s holdings that are fair valued or difficult to value, including values of such holdings as of the dates of the reports.

●	Non-Listed Closed-End Fund Structure Risks. The Fund has been organized as a closed-end management investment company. A shareholder will not be able to redeem his, her or its Shares on a daily basis because the Fund is a closed-end fund. In addition, the Fund’s Shares are subject to certain restrictions on transferability and liquidity will be provided by the Fund only through limited repurchase offers or transfers of shares described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment.

In addition, because the Fund’s non-fundamental policies may be changed by a vote of the Board without the approval of shareholders, in the event of such a change, you may hold an investment with a strategy you did not anticipate, with limited means by which to dispose of your investment in a timely manner.

●	Repurchase Offers Risks. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. With respect to any future repurchase offer, shareholders tendering any Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the “Notice Date”). The Notice Date generally will be 75 days or fewer prior to the date as of which the Shares to be repurchased are valued by the Fund (the “Valuation Date”). Tenders will be revocable upon written notice to the Fund until the date specified in the terms of the repurchase offer (the “Expiration Date”). The Expiration Date generally will be the same as the Notice Date. Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased when such shareholders tender their shares. It is possible that general economic and market conditions, or specific events affecting one or more underlying Investment Funds, could cause a decline in the value of Shares in the Fund prior to the Fund repurchasing such Shares. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. In addition, the Fund’s investments in Investment Interests are generally illiquid. The Fund will not be able to dispose of many such investments except through negotiated secondary transactions with third parties, which may occur at a significant discount to NAV, may include incremental transaction expenses and may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions and the Fund may require and be unable to obtain the Investment Fund’s consent to effect such transactions. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner. See “Repurchases and Transfers of Shares.”

●	Use of Cash or Money Market Investments. The Fund may participate in a cash sweep program whereby the Fund’s uninvested cash balance is used to purchase shares of affiliated or unaffiliated money market funds or cash management pooled investment vehicles at the end of each day. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash. The Fund may also invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market funds for temporary defensive purposes in response to adverse market, economic or political conditions. In addition, the Fund may invest some of its assets in these instruments to maintain liquidity or in response to atypical circumstances such as unusually large cash inflows or repurchases. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that the Fund will achieve its investment objective and it may lose the benefit of market upswings.

Other Risks Relating to the Fund

●	Substantial Fees and Expenses. A shareholder in the Fund that meets the eligibility conditions imposed by one or more Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could potentially invest directly in primaries of such Investment Funds. By investing in the Investment Funds through the Fund, a shareholder in the Fund will bear a portion of the Management Fee and other expenses of the Fund. A shareholder in the Fund will also indirectly bear a portion of the asset-based fees, carried interests or incentive allocations (which are a share of an Investment Fund’s returns which are paid to the Investment Manager) and fees and expenses borne by the Fund as an investor in the Investment Funds. In addition, to the extent that the Fund invests in an Investment Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees. Each Investment Manager receives any incentive-based fee allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally. As a result, an Investment Fund with positive performance may receive compensation from the Fund, even if the Fund’s overall returns are negative.

●	Distributions In-Kind. The Fund generally expects to distribute to the holder of Shares that are repurchased a payment of cash in satisfaction of such repurchase. Although the Fund will have a reasonable basis to believe that it will be able to satisfy all conditions of each tender offer when it commences the tender offer, including paying cash for shares being repurchased, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate Investments at favorable prices to pay for repurchased Shares at the time of the repurchase. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Fund may receive securities from an Investment Fund that are illiquid or difficult to value. In such circumstances, the Advisers would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in-kind to the Fund’s shareholders. In the event that the Fund makes such a distribution of securities, shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

●	Incentive Allocation Arrangements. Each Investment Manager may receive a performance fee, carried interest or incentive allocation typically up to 20% of the net profits earned by the Investment Fund that it manages, typically subject to a preferred return. These performance incentives may create an incentive for the Investment Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation.

●	Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adversely to the Investment Funds, the investing Investment Funds likely would suffer losses on their investments.

●	Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Shareholders should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

●	Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested, or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

●	Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Fund and any interest in the Investment Funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

●	Limitations on Transfer; Shares Not Listed; No Market for Shares. The transferability of Shares is subject to certain restrictions contained in the Fund’s Agreement and Declaration of Trust and may be affected by restrictions imposed under applicable securities laws. Shares are not traded on any national securities exchange or other market. No market currently exists for Shares, and the Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable. Although the Adviser and the Fund expect to recommend to the Board of Trustees that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so. Consequently, Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

●	Currency Risk. The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. The dollar value of foreign investments may be affected by exchange controls. The Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency risk may be particularly high to the extent that the Fund invests in foreign securities or currencies that are economically tied to emerging market countries.

●	Emerging Markets Risk. The risks of foreign investments are usually greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Emerging market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities in emerging markets. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war (such as Russia’s invasion of Ukraine and the conflict between Israel and Hamas), and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Sometimes, emerging markets may lack or be in the relatively early development of legal structures governing private and foreign investments and private property, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) and investors (e.g., the Fund) to bring actions against bad actors may be limited. As a result of these legal structures and limitations, the Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

The risks outlined above are often more pronounced in “frontier markets” in which the Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors make investing in frontier market countries significantly riskier than investing in other countries.

●	Equity Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, shares or interests issued by private equity issuers or investment funds, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

Special Purpose Acquisition Companies Risk – The Fund may invest in special purpose acquisition companies (“SPACs”) or similar special purpose entities. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.

●	Large Shareholder Transaction Risk. The Fund may experience adverse effects when certain large shareholders purchase or request repurchases of large amounts of shares of the Fund. To the extent the Fund obtains repurchase proceeds by disposing of its interest in certain Investment Funds, the Fund will thereafter hold a larger proportion of its assets in the remaining Investment Funds, some of whose interests at times may be less liquid or illiquid. This could adversely affect the ability of the Fund to fund subsequent repurchase requests of shareholders or to conduct future repurchases at all. In addition, after giving effect to such dispositions, the remaining Investment Funds may not reflect the Advisers’ ideal judgments as to the desired portfolio composition of the Fund’s Investment Funds, in that the Fund’s performance may be tied to the performance of fewer Investment Funds and/or may not reflect the Advisers’ judgment as to the Fund’s optimal exposure to particular asset classes or investment strategies. These consequences may be particularly applicable if the Fund received requests to repurchase substantial amounts of Shares, and may have a material adverse effect on the Fund’s ability to achieve its investment objective and the value of the Shares. In addition, substantial repurchases of Shares could result in a sizeable decrease in the Fund’s net assets, resulting in an increase in the Fund’s total annual operating expense ratio.

●	Special Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to satisfy the requirements each taxable year necessary to qualify as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from the Investment Interests in which the Fund is invested.

Some of the income that the Fund may earn directly or through an Investment Interest, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the gross income test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to shareholders.

If before the end of any quarter of its taxable year, the Fund believes that it may fail any of the asset diversification requirements, the Fund may seek to take certain actions to avert such a failure. However, certain actions typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the diversification discrepancy) may be difficult for the Fund to pursue because the Fund may redeem its interest in an Investment Fund only at certain times specified by the governing documents of each respective Investment Fund. While the Code ordinarily affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a redemption from an Investment Fund referred to above may limit utilization of this cure period.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) to shareholders would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.

●	Additional Tax Considerations; Distributions to Shareholders and Potential Fund-Level Tax Liabilities. The Fund expects to distribute substantially all of its net ordinary income and net capital gains to shareholders. These distributions are respectively characterized as ordinary dividend income or long-term capital gain when distributed as dividends for U.S. federal income tax purposes to shareholders. The Fund will inform shareholders of the amount and character of its distributions to shareholders. See “Tax Matters” below for more information. If the Fund distributes (or is deemed to have distributed) in respect of any calendar year less than an amount at least equal to the sum of 98% of its calendar year ordinary income (taking into account certain deferrals and elections), 98.2% of its capital gain net income (determined on the basis of a one-year period ended on October 31 of such calendar year, and adjusted for certain ordinary losses), plus any such amounts that were not distributed in previous calendar years and on which the Fund paid no U.S. federal income tax, then the Fund will generally be subject to a nondeductible 4% excise tax with respect to the Fund’s undistributed amounts. The Fund will not be subject to this excise tax on any amount which the Fund incurred an entity-level U.S. federal income tax.

In addition, the Fund may invest in Investment Funds located outside of the U.S. or other non-U.S. portfolio company or entities which may be considered passive foreign investment companies (“PFICs”) or controlled foreign corporations (“CFCs”) for U.S. federal income tax purposes. As a result, the Fund may, in a particular taxable year, be required to make ordinary income distributions in excess of the net economic income from such investments with respect to such taxable year. Furthermore, income or gain from such Investment Funds or other entities may be subject to non-U.S. withholding or other taxes. Any such withholding or other taxes would reduce the return on the Fund’s investment in such Investment Funds and thus on the shareholders’ investment in the Fund. See “Tax Matters.”

●	Operational Risks Associated with Cybersecurity. The Fund and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cybersecurity breaches of those technological or information systems. Cybersecurity breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulator fines or financial losses and/or cause reputational damage. Additionally, technological developments such as the use of cloud-based service providers and/or services and the integration of artificial intelligence in systems and operations create new risks, which can be difficult to assess.

●	Other Investment Companies Risk. Investments in securities of other investment companies are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject the Fund to the risks that apply to the other investment company, including market and selection risk, and may increase the Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of the Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objective.

A business development company (“BDC”), which is a type of closed-end fund, typically invests in small and medium-sized U.S. companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.

The Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. The Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the investment companies and the actual expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations.

●	Regulatory and Legal Risks. U.S. and non-U.S. government agencies and other regulators regularly adopt new regulations and legislatures enact new statutes that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation that applies to the Fund. These statutes and regulations may impact the investment strategies, performance, costs and operations of the Fund or the taxation of its shareholders.

LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus.

MANAGEMENT OF THE FUND

Trustees

Pursuant to the Declaration of Trust (“Declaration of Trust”) and By-Laws (“By-Laws”), the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board currently consists of nine Trustees, eight of whom are considered Independent Trustees. The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. The Statement of Additional Information provides additional information about the Trustees.

Hartford Funds Management Company, LLC serves as the Fund’s investment adviser pursuant to the terms of the Investment Management Agreement and subject to the oversight of, and any policies established by, the Board. Pursuant to the Investment Management Agreement, the Adviser is responsible for the management of the Fund and supervises the activities of the investment sub-advisers. Schroder Investment Management North America Inc. and Schroders Capital Management (US) Inc. serve as the Fund’s sub-adviser and sub-sub-adviser, respectively. SIMNA and Schroders Capital perform the daily investment of the assets for the Fund.

The Board, including a majority of the Independent Trustees, oversees and monitors the Fund’s investment performance as well as the activities of the Adviser and Sub-Advisers. After an initial two-year term, the Board reviews on an annual basis the Investment

Management Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement to determine, among other things, whether the fees payable thereunder are reasonable in light of the services provided.

Investment Personnel

The personnel of the Sub-Advisers who have primary responsibility for management of the Fund are the members of the Sub-Advisers’ global Investment Committee. The Sub-Advisers have also assigned two senior private equity investment professionals as portfolio managers to manage the Fund. Each investment recommendation brought forward by the Fund’s investment team must be approved unanimously by the global Investment Committee. Specific investment decisions take into account the merits of the specific investment opportunity, as well as portfolio allocation and risk management considerations.

The Investment Committee is composed of:

Rainer Ender. Global Head of Private Equity, Schroders Capital

Rainer Ender is the Global Head of Private Equity at Schroders Capital and a member of the Investment Committee. He is also active on the advisory boards of several fund managers. Before joining Schroders in 2001, Mr. Ender was an underwriter for alternative risk transfer at Zurich Reinsurance Company. From 1997 to 2000, he was a manager in the Financial Risk Management Practice at Arthur Andersen. In addition, Mr. Ender served for several years on the Board of DTS, a regulated derivatives trader in Switzerland. He is also a CFA® charterholder.

Nils Rode. Chief Investment Officer, Schroders Capital

Nils Rode is the Chief Investment Officer of Schroders Capital. He is a member of Schroders Capital’s Management Committee and a member of the Investment Committee. Before joining Schroders in 2005, Mr. Rode was a Vice President with private equity backed SkyOnline, a US-based IT and telecommunications company, where he worked in the areas of finance and strategy from 2003 to 2005. From 1995 to 2002, Mr. Rode was a management consultant with McKinsey & Company in Germany, where he was the lead manager for several strategic, organizational and operational improvement programs for private and publicly listed companies in the technology and financial services sector.

Lee Gardella. Head of Private Equity, North America, Schroders Capital

Lee Gardella is the Head of Private Equity North America and leads the Schroders Capital’s Investment Risk and Monitoring efforts and is a member of the Investment Committee. Before joining Schroders Capital in 2007, Mr. Gardella was a Managing Director leading the Private Markets Group for CTC Consulting, the family office investment advisory subsidiary of US Trust Company in Stamford, Connecticut. From 1997 to 2005 he worked for the US Trust Company in the private equity and Alternative Investment Divisions making private equity direct and fund investments and leading the development of private equity, real estate and hedge fund investment products. Prior to that, Mr. Gardella was an Associate at the Edison Venture Fund and Wilshire Associates and a Treasury Analyst at National Steel Corporation. He is also a CFA® charterholder.

Tim Creed. Head of Private Equity Investments, Schroders Capital

Tim Creed is the Head of Private Equity Investments at Schroders Capital. He is a member of Schroders Capital Private Equity Management Committee and a member of the Investment Committee. He is also on the advisory board of several leading European buyout and turnaround fund managers. Prior to joining Schroders in 2004, Mr. Creed worked as a Project Manager at Aon in London, UK, having previously spent five years at Accenture in Strategy Consulting and Operations Consulting, where he worked mostly with financial services companies across Europe. Tim started his career as a Research Chemist at Astra Zeneca, also in the UK. From 2002 to 2007, Mr. Creed held a part-time position as an Executive Public member of Network Rail in the UK.

Benjamin Alt. Head of Global Private Equity Portfolios, Head of Private Equity Consumer Investments, Schroders Capital

Benjamin Alt is the Head of Global Private Equity Portfolios, leads the Private Equity Consumer Investments team and is a member of the Investment Committee. Prior to taking on his current role, Mr. Alt covered Schroders Capital private equity investment activity in Europe, as well as in the US while in secondment in New York. Before joining Schroders Capital in 2008, Mr. Alt worked in the Investment Banking division of Sal. Oppenheim in Frankfurt and Cologne, Germany.

Richard Damming. Head of Private Equity Investments Europe, Schroders Capital

Richard Damming is the Head of Schroders Capital Private Equity Investment activities in Europe across direct/co-investments, primaries and secondaries and is a member of the Investment Committee. He is also on the advisory board of several leading European fund managers. Prior to joining Schroders in 2011, Mr. Damming worked at Capvent AG, a Zurich based private equity fund of funds firm. From 2006 to 2009, Mr. Damming was an Associate in the Corporate Finance team of PricewaterhouseCoopers in Zurich. Mr. Damming was also a controller and corporate M&A Analyst for ABB Ltd. from 2004 to 2005.

Steven Yang. Head of Global Venture Investments, Schroders Capital

Steven Yang is the Head of the Schroders Capital Private Equity Global Innovation program and leads Schroders Capital's venture investment activities globally including technology and healthcare investments. He is also a member of the Investment Committee. Prior to joining Schroders in 2007, Mr. Yang was a portfolio manager at Beagle Limited, a New York based ultra high net worth family office, where he managed a diversified portfolio of private equity partnerships, hedge funds and direct investments in early stage technology companies. From 1997 to 2000 Steven worked for Welch Capital Partners as an analyst focusing on investments in enterprise hardware/software and telecom equipment/services.

The senior private equity professionals assigned to lead the Fund (previously defined as “portfolio managers”) are:

Ethan Vogelhut. Head of Buyout Investments Americas, Schroders Capital

Ethan is the Head of Buyout Investments Americas and leads Schroders Capital's US buyout and turnaround investment activities across primary funds, secondaries, and co-investments. Before joining Schroders Capital in 2010, Mr. Vogelhut worked on the restructuring of Vertis Communications, a private equity portfolio company of Avenue Capital. From 2008 to 2009, he was an associate at Linley Capital, a New York-based private equity firm focused on middle market buyouts. Mr. Vogelhut was also a manager of finance at Viacom, Inc. from 2004 to 2006. He completed the investment banking analyst program at Bank of America Securities in New York from 2001 to 2003 where he provided financial and advisory services to companies and financial sponsors in the retail and consumer industries.

Benjamin Alt. Head of Global Private Equity Portfolios, Head of Private Equity Consumer Investments, Schroders Capital

For Mr. Alt’s full biography, please see Investment Committee member biographies above.

Control Persons

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. As of the date of this Prospectus, Affiliated Independent Distributors Inc. may be deemed to be a control person of the Fund due to its beneficial ownership of more than 25% of the Fund’s outstanding Shares.

Administrator and Transfer Agent

Hartford Funds Management Company, LLC (“HFMC”), located at 690 Lee Road, Wayne, Pennsylvania 19087, provides the Fund with administrative services pursuant to the terms of the Investment Management Agreement. HFMC also provides the Fund with accounting services pursuant to the fund accounting agreement by and between the Fund and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company. In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, the Fund pays HFMC a fee. HFMC is entitled to receive the following fee with respect to the Fund: the fund accounting fee for the Fund shall equal the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin.

Hartford Administrative Services Company (“HASCO”), located at 690 Lee Road, Wayne, Pennsylvania 19087, is the transfer agent for the Fund. As transfer agent, HASCO, among other things, receives and processes purchase and repurchase orders, effects transfers of Shares, prepares and transmits payments for dividends and distributions, maintains records of account, and provides oversight of service providers and financial intermediaries providing sub-transfer agency, sub-accounting, and similar shareholder services on behalf of Fund shareholders. An Amended and Restated Transfer Agency and Service Agreement provides the terms pursuant to which HASCO provides such services to the Fund and the terms pursuant to which the Fund pays compensation to HASCO for providing such services. Pursuant to a sub-transfer agency agreement between HASCO and UMB Fund Services, Inc. (“UMBFS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to UMBFS. UMBFS is located at 235 W. Galena Street, Milwaukee, Wisconsin 53212. In addition to UMBFS, HASCO may also designate other service providers as sub-agent to perform or provide shareholder services for the Fund, provided that such sub-agents do not provide distribution services for the Fund.

Custodian

State Street Bank and Trust Company, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as custodian for the Fund.

FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund, including amounts that the Fund pays HFMC and its affiliates, including HASCO, or to any other service provider affiliated with the Fund for certain services that HFMC and/or its affiliates or such other affiliates provide or arrange to be provided to the Fund.

Expenses borne directly by the Fund include:

●	all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying Investment Funds, including any fees and expenses charged by the Investment Managers of the Investment Funds (including management fees, performance or incentive fees and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, including its investments in Investment Funds (whether or not consummated), and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

●	any non-investment related interest expense;

●	the cost of calculating the NAV of Shares, including the cost of any third-party pricing or valuation services;

●	the cost of effecting sales, tender offers and repurchases of Shares;

●	the Management Fee;

●	professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts;

●	fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs);

●	research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

●	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund;

●	transfer agent and custodial fees;

●	fees and expenses associated with marketing efforts, including any distribution and service (12b-1) type fees;

●	federal and any state registration or notification fees;

●	federal, state and local taxes;

●	fees and expenses of Trustees not also serving in an executive officer capacity for the Fund or the Adviser (except that the Adviser will bear the cost of any special Board meetings or any shareholder meetings convened for the primary benefit of the Adviser);

●	its proportionate share of the Fund’s chief compliance officer’s compensation;

●	the costs of preparing, printing and mailing reports and other communications, including tender offer correspondence or similar materials, to shareholders (except that the Adviser bears the cost of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials to prospective investors (but not to existing shareholders));

●	fidelity bond, Trustees and officers errors and omissions liability insurance and other insurance premiums;

●	direct costs such as printing, mailing, long distance telephone and staff;

●	legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, as applicable, and generally serving as counsel to the Fund);

●	external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);

●	any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its Shares, including but not limited to, costs associated with or related to due diligence activities performed by, on behalf of, or for the benefit of broker-dealers, registered investment advisors, and third-party due diligence providers;

●	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002; and

●	any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents.

Certain expenses of the Fund attributable to a particular share class (“Class Expenses”) will be allocated to the share class to which they are attributable. Class Expenses are limited to: (i) Distribution and Service Fees, as applicable; (ii) recordkeeping, custody and transfer agency and sub-transfer agency fees and expenses; (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders of a specific class; (iv) the expense of administrative personnel and services to support the shareholders of a specific class; (v) litigation or other legal expenses relating solely to one class; and (vi) Trustees’ fees incurred as a result of issues relating to one class. Certain expenses may be allocated differently if their method of imposition changes. Thus, if a Class Expense can no longer be attributed to a class, it will be charged to the Fund. Any additional Class Expenses not specifically identified above that are subsequently identified and determined to be properly allocated to one series of Shares shall not be so allocated until approved by the Board of Trustees in light of the requirements of the 1940 Act and the Code.

The Adviser will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund, except as otherwise provided above.

Investment Funds bear various expenses in connection with their operations similar to those incurred by the Fund.

Investment Managers generally assess asset-based fees to, and receive incentive-based fees from, the Investment Funds (or their investors), which effectively will reduce the investment returns of the Investment Funds. These expenses and fees will be in addition to those incurred by the Fund itself. As an investor in the Investment Funds, the Fund will bear its proportionate share of the expenses and fees of the Investment Funds and will also be subject to incentive fees to the Investment Managers. In addition, the Investment Manager of any one Investment Fund may receive an incentive fee even during periods in which the majority of the Fund’s underlying Investment Funds, and the Fund itself, underperform, which could further adversely affect the Fund’s performance.

Expense Limitation Arrangement

The Adviser has contractually agreed to reimburse expenses to limit total net operating expenses (excluding management fees, Rule 12b-1 distribution and service fees, sub-transfer agency fees payable by Hartford Administrative Services Company (“HASCO”) to the extent that such sub-transfer agency fees are a component of the transfer agency fee payable by the Fund to HASCO, acquired fund fees and expenses, interest expenses, and certain extraordinary expenses) to no more than 0.75% of the Fund’s average monthly net assets. This contractual arrangement will remain in effect at least until July 31, 2027 unless the Fund’s Board of Trustees approves its earlier termination. The expense limitation agreement excludes certain expenses and consequently, the total annual fund operating expenses after expense reimbursement may be higher than the amounts provided under the expense limitation arrangement.

MANAGEMENT FEE

Pursuant to the Investment Management Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a Management Fee. The Management Fee is paid monthly in arrears at the annual rate of 1.50% of the average month end value of the Fund’s net assets (a portion of which will be waived until at least July 31, 2027). The Adviser, not the Fund, pays the sub-advisory fees to SIMNA at the annual rate of 1.00% of the average month end value of the Fund’s net assets (a portion of which will be waived until at least July 31, 2027). SIMNA, not the Fund or the Adviser, pays the sub-sub-advisory fees to Schroders Capital. The sub-sub-advisory fee paid by SIMNA to Schroders Capital is determined at the end of each month based on the internal Schroders Group Transfer Pricing Policy then in effect.

Approval of the Investment Management Agreement and Sub-Advisory Agreements

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement is available in the Fund’s semi-annual report on Form N-CSR for the fiscal period ended September 30, 2025, which has been publicly filed with the SEC, and will be available in the Fund’s semi-annual report on Form N-CSR for the fiscal period ended September 30, 2026.

DETERMINATION OF NET ASSET VALUE

The price you pay for your Shares is based on the Fund’s NAV. The NAV per share is determined for each class of the Fund’s shares as of the close of business on the last business day of each calendar month, each date that a Share is offered, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). The Fund is closed for business and does not price its shares on the following business holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the New York Stock Exchange (the “Exchange”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and repurchase requests and calculate the Fund’s NAV in accordance with applicable law. In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

The Fund’s maximum offering price per Class A Shares is determined by adding the applicable maximum sales charge to the net asset value per share. Class I and Class SDR Shares are offered at net asset value without the imposition of an initial sales charge.

With respect to the Fund’s portfolio securities that do not have readily available or reliable market quotations and with respect to the Fund’s portfolio assets that are not securities, the Fund’s Board of Trustees has designated the Adviser as its valuation designee (the “Valuation Designee”) to determine the fair valuation of such portfolio assets pursuant to Rule 2a-5 under the 1940 Act. The Valuation Designee determines the fair value of the security or other instrument under policies and procedures established by and under the supervision of the Board of Trustees of the Fund (“Valuation Procedures”). The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Fund’s Board of Trustees.

For purposes of calculating the NAV, the Fund will value its investments in Investment Funds and direct private equity investments at fair value as determined in good faith under the Valuation Procedures. The fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Fund’s interest in such investments as provided by the relevant Investment Manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Investment Manager’s valuations and the relevant Determination Date.

A meaningful input in the Fund’s Valuation Procedures will be the valuations provided by the Investment Managers of the Investment Funds. Generally, each Investment Manager will value its investments at their market price if market quotations are readily available. In the absence of observable market prices, the Investment Manager values its investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. Each Investment Manager’s determination of fair value is then based on the best information available in the circumstances and may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions.

The actual realized returns on unrealized investments will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which the Investment Manager’s valuations are based. Neither the Fund nor the Advisers have oversight or control over the implementation of any Investment Manager’s valuation process.

In reviewing the valuations provided by Investment Managers, the Valuation Procedures require the consideration of all relevant information reasonably available at the time the Fund values its portfolio. The Advisers will consider such information, and may conclude in certain circumstances that the information provided by the Investment Manager does not represent the fair value of a particular Investment Fund or direct private equity investment. In accordance with the Valuation Procedures, the Advisers will consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the net asset value reported by the relevant Investment Manager, or whether to adjust such value to reflect a premium or discount to such net asset value. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

For example, Investment Managers may value investments in portfolio companies and direct private equity investments at cost. The Valuation Procedures provide that, where cost is determined to best approximate the fair value of the particular security under consideration, the Advisers may approve such valuations. In other cases, the Advisers may be aware of sales of similar securities to third parties at materially different prices, or of other circumstances indicating that cost may not approximate fair value (which could include situations where there are no sales to third parties). In such cases, the Fund’s investment will be revalued in a manner that the Advisers, in accordance with the Valuation Procedures, determine in good faith best approximates fair value. The Board will be responsible for ensuring that the Valuation Procedures are fair to the Fund and consistent with applicable regulatory guidelines.

Notwithstanding the above, Investment Managers may adopt a variety of valuation bases and provide differing levels of information concerning Investment Funds and direct private equity investments, and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. None of the Board or the Advisers will be able to confirm independently the accuracy of valuations provided by any Investment Managers (which are generally unaudited).

To the extent the Fund holds securities or other instruments that are not investments in Investment Funds or direct private equity investments, the Fund will generally value such assets as described below. Portfolio securities and other assets held in the Fund’s portfolio for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market quotations are not readily available or are deemed unreliable, the Valuation Designee will fair value the security or other instrument in good faith under the Valuation Procedures. Market quotations are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets. In addition, market quotations are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market quotations are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market quotations at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted monthly pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or request the repurchase of shares of the Fund.

Fixed income investments (other than short-term obligations) held by the Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short term investments maturing in 60 days or less are generally valued at amortized cost.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, or request the repurchase of shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Determination Date.

Investments in investment companies that are not listed or traded on an exchange (“Non-Traded Funds”), if any, are valued at the respective NAV of each Non-Traded Fund on the Determination Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

CONFLICTS OF INTEREST

The Fund’s executive officers and trustees, and the employees of the Adviser or the Sub-Advisers, serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund, including other funds managed by the Adviser or the Sub-Advisers (“Other Managed Funds”). As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Adviser or the Sub-Advisers), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Adviser or the Sub-Advisers and their management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to Other Managed Funds.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Other Managed Funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for other accounts. The opposite result is also possible. The investment activities of one or more Adviser or Sub-Adviser affiliates for accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Adviser, the Sub-Advisers, their affiliates and clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser, the Sub-Advisers and their affiliates or clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

Through Other Managed Funds, the Adviser and Sub-Advisers currently invest and plan to continue to invest third party capital in a wide variety of investment opportunities on a global basis. Investment opportunities that fall within common objectives or guidelines will generally be allocated among the Fund and Other Managed Funds on a basis that the Adviser and/or the Sub-Advisers determine to be “fair and reasonable” in their sole discretion, subject to (i) any applicable investment parameters, limitations and other contractual provisions of the Fund and Other Managed Funds, (ii) the Fund and Other Managed Funds having available capital with respect thereto, and (iii) legal, tax, accounting, regulatory and other considerations deemed relevant by the Adviser and/or the Sub-Advisers (including without limitation, Section 17 of the 1940 Act). As a result, in certain circumstances, a significant portion of the investment opportunities that would otherwise be available to the Fund may be allocated, in whole or in part, to Other Managed Funds. In addition, the manner in which the available capital of the Fund is determined may differ from, or subsequently change with respect to, Other Managed Funds.

The Fund, the Adviser and the Sub-Advisers have received exemptive relief from the SEC to permit the Fund and certain private funds advised by the Sub-Advisers or an affiliate to co-invest in certain Investment Funds and Co-Investment Opportunities. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and participating funds.

The Adviser and/or the Sub-Advisers may structure an investment as a result of which one or more Other Managed Funds are offered the opportunity to participate in a separate tranche of an investment allocated to the Fund. In such circumstances, the Adviser and the Sub-Advisers would owe a fiduciary duty to the Fund and the Adviser and/or the Sub-Advisers would owe a fiduciary duty to such Other Managed Funds. As a result, the Adviser and/or Sub-Advisers may, in certain instances, face a conflict of interest in respect of the advice they give to, or the decisions made with regard to, the Fund and such Other Managed Fund (e.g., with respect to the terms of such investments, the enforcement of covenants, the terms of recapitalizations and the resolution of workouts or bankruptcies).

In addition, the Fund or its portfolio companies may engage entities that are affiliated with the Fund, the Adviser and/or the Sub-Advisers to provide services to the Fund in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. Such engagements may inherently give rise to conflicts of interest or perceived conflicts of interest.

CHOOSING A SHARE CLASS

The Fund offers three classes of Shares: Class A, Class I and Class SDR. Each class of Shares is designed for specific types of investors and has its own fee structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and the length of time that you expect to invest. Not all financial intermediaries make all classes of Shares available to their clients. Third parties making Fund Shares available to their clients determine which Share class(es) to make available.

Class A Shares are available through registered broker-dealers, banks, advisers and other financial institutions. Class A Shares of the Fund are purchased at net asset value, plus an initial sales charge and subject to 12b-1 fees. There is no initial sales charge on purchases of Class A Shares of $5 million or more. Class A Shares are intended for (i) all investors other than retirement plans who meet the investment minimum for Class A Shares, (ii) investors investing through omnibus accounts held by financial intermediaries that charge transaction fees and have entered into arrangements with the Fund’s distributor to offer Class A Shares and (iii) employer-sponsored retirement plans held directly at a broker-dealer (that is, outside of a retirement plan recordkeeping platform or third party administrator), subject to all applicable sales charges as described in this Prospectus. Class A Shares have a minimum initial investment requirement of $25,000 and subsequent investment minimum of $10,000 for all accounts.

Class I Shares are offered (i) through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services; (ii) through financial intermediaries that have entered into an agreement with the Fund’s distributor to offer Class I Shares through a no-load network or platform; (iii) to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies; and (iv) to current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law) and any children under 21) of the Fund, The Hartford, the Sub-Advisers to the Fund, Hartford Administrative Services Company, and their affiliates. Class I Shares are not available to qualified employee benefit plans and other retirement savings plans. Class I Shares have a minimum investment requirement of $25,000 and subsequent investment minimum of $10,000 for all accounts.

Class SDR Shares are available for purchase by eligible institutional investors, including employer sponsored retirement plans, pension plans, endowments and foundations, and eligible high net worth investors. Class SDR Shares are also available for purchase by health savings plans and health savings accounts. Class SDR Shares are also available for purchase by current or retired officers, trustees and employees (and their spouses and dependents) of Schroders and its affiliates and current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law)) of the Fund, The Hartford, Hartford Administrative Services Company, and their affiliates without minimum investment amounts. Effective July 31, 2026, the minimum initial investment in the Fund for Class SDR Shares is $100,000, and there is no minimum subsequent investment. Investors generally may meet the minimum initial investment amount by aggregating multiple accounts with common beneficial or related ownership within the Fund or across Class SDR Shares of the Fund and other Hartford Funds. Notwithstanding the preceding, there is no minimum initial investment for the following types of plans or accounts held through plan level or omnibus accounts on the books of the Fund: 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans, health savings plans and health savings accounts. With respect to Class SDR Shares, none of the Fund, the Distributor, or any affiliates of the Distributor pay any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary except for a legacy arrangement with an affiliate of SIMNA (Please see “Distribution Support Provided By SFA” for more information). In certain instances, the Adviser and/or its affiliates may make payments to financial intermediaries that are not based on assets or sales of any particular Fund or share class, or that are in connection with the maintenance of the Fund’s share classes within the financial intermediary’s platform. For more information, please see the section entitled “Payments to Financial Intermediaries and Other Entities” below and “Additional Compensation Payments to Financial Intermediaries” in the Statement of Additional Information.

The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other financial intermediary, the account minimums apply to the omnibus account, not to your individual investment. The financial intermediary may also impose minimum requirements that are different from those set forth in this Prospectus. If you choose to purchase or request repurchases of Shares directly from the Fund, you will not incur charges on repurchases. However, if you purchase or request repurchases of Shares through a broker-dealer or other financial intermediary, you may be charged a fee by that intermediary.

Information about sales charges, including applicable waivers, breakpoints and discounts to the sales charges, is fully disclosed in this Prospectus, which is available, free of charge, on the Fund’s website at https://www.hartfordfunds.com/home.html.

PLAN OF DISTRIBUTION

Hartford Funds Distributors, LLC, located at 690 Lee Road, Wayne, Pennsylvania 19087 (the “Distributor”), is the principal underwriter of Shares of the Fund. Shares may be purchased only through the Distributor. The Distributor acts as the distributor of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of its contract with the Fund. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Distributor will also act as agent for the Fund in connection with repurchases of Shares.

Shares of the Fund will be continuously offered through the Distributor, as the exclusive distributor. The Fund has authorized one or more intermediaries (e.g., brokers, investment advisers, etc. collectively “Intermediaries”) to receive orders on its behalf. Such Intermediaries are authorized to designate other Intermediaries to receive orders on the Fund’s behalf. The Fund will be deemed to have received an order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. The Shares are offered at NAV per share (plus any applicable sales charge) calculated as of the last business day of each month.

The Fund and the Distributor will have the sole right to accept orders to purchase Shares and reserve the right to reject any order in whole or in part.

Investors may be charged a fee if they effect transactions through a financial intermediary.

The Board of Trustees has approved the adoption by the Fund of a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A Shares. Under the Plan, Class A Shares of the Fund bear distribution and/or service fees paid to the Distributor, some of which may be paid to select broker-dealers. Total compensation under the Plan may not exceed the maximum cap imposed by FINRA with respect to asset-based sales charges. Distribution fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s Shares. Under the Plan, the Fund pays the Distributor the entire fee, regardless of the Distributor’s expenditures. Even if the Distributor’s actual expenditures exceed the fee payable to the Distributor at any given time, the Fund will not be obligated to pay more than that fee. If the Distributor’s actual expenditures are less than the fee payable to the Distributor at any given time, the Distributor may realize a profit from the arrangement. Pursuant to the Class A Plan, the Fund may pay the Distributor a fee of up to 0.70% of the average monthly net assets attributable to Class A Shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Over time, 12b-1 fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

No market currently exists for the Fund’s Shares. The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any securities exchange, and the Fund does not anticipate that any secondary market will develop for its Shares. Neither the Adviser nor the Distributor intends to make a market in the Fund’s Shares.

The Distributor is not obligated to buy any of the Shares and does not intend to make a market in the Shares. The Fund has agreed to indemnify the Distributor and certain of the Distributor’s affiliates against certain liabilities, including certain liabilities arising under the Securities Act of 1933. To the extent consistent with applicable law, the Distributor has agreed to indemnify the Fund and each Trustee and former Trustee against certain liabilities under the Securities Act of 1933 and in connection with the services rendered to the Fund.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES

The Adviser, Distributor and/or their affiliates and the Hartford Funds make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of the Hartford Funds, and/or Financial Intermediaries and other intermediaries that provide services (“Servicing Intermediaries”) to the Hartford Funds. These payments may vary from one product to another. For this reason, (1) if your Financial Intermediary receives greater payments with respect to the Hartford Funds than it receives with respect to other products, it may be more inclined to sell you shares of a Hartford Fund rather than another product and/or (2) if your Servicing Intermediary (which may also be your Financial Intermediary) receives greater payments with respect to the Hartford Funds, such payments may create an incentive for the Servicing Intermediary to favor the Hartford Funds rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Financial Intermediary or Servicing Intermediary if you want additional information regarding any Additional Payments or Servicing Payments it receives.

PAYMENTS MADE FROM FUND ASSETS

●	Commissions and Rule 12b-1 Payments. The Distributor and/or its affiliates pay sales commissions and Rule 12b-1 fees to Financial Intermediaries out of assets that the Distributor and/or its affiliates receive from the Hartford Funds. The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

●	Administrative Fees to Servicing Intermediaries. The Distributor and/or its affiliates make payments to Servicing Intermediaries that provide sub-accounting, administrative and/or shareholder processing services to the Hartford Funds (“Administrative Fees”). Such payments may be made out of 12b-1, administrative and/or transfer agent fees that the Distributor and/or its affiliates receive from the Hartford Funds. Depending upon the particular share class and/or contractual arrangement with a Servicing Intermediary, these payments may be calculated based on average net assets of the Hartford Funds that are serviced by the Servicing Intermediary, or on a per account basis. The Fund’s SAI includes information regarding Fund expenses and distribution arrangements.

PAYMENTS MADE BY THE ADVISER AND/OR ITS AFFILIATES

As explained in more detail below under the sections entitled “Additional Payments to Financial Intermediaries” and “Servicing Payments to Servicing Intermediaries,” the Adviser and/or its affiliates make payments out of their own assets and not as an expense to or out of the assets of the Fund to (1) Financial Intermediaries to encourage the sale of Hartford Funds shares (“Additional Payments”) and/or (2) Servicing Intermediaries as additional compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).

●	Additional Payments to Financial Intermediaries. The amount of any Additional Payments made by the Adviser and/or its affiliates to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Funds shares sold through that Financial Intermediary; and (iii) the mix of equity and fixed income funds sold through or attributed to that Financial Intermediary. The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to exceed 0.20% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary. For the calendar year ended December 31, 2025, the Adviser and its affiliates incurred approximately $60.0 million in total Additional Payments to Financial Intermediaries.

Additional Payments to Financial Intermediaries, including those listed in the Fund’s SAI, may be used for various purposes and take various forms, including but not limited to:

(1) Payments for putting the Hartford Funds on a Financial Intermediary’s list of funds available for purchase by its customers;

(2) Payments for including the Hartford Funds within a group that receives special marketing focus or placing the Hartford Funds on a “preferred list”;

(3) “Due diligence” payments for a Financial Intermediary’s examination of Hartford Funds and payments for providing extra employee training and information relating to Hartford Funds;

(4) “Marketing support fees” for providing assistance in promoting the sale of Hartford Funds shares;

(5) Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

(6) Provision by a Financial Intermediary of sales-related data to the Adviser and/or its affiliates;

(7) Provision of educational programs, including information and related support materials;

(8) Provision of computer hardware and software; and

(9) Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

In certain instances, the Adviser and/or its affiliates may make payments to Financial Intermediaries that are not based on assets or sales of the Fund or share class (e.g., flat fee payments for platform participation, conference sponsorship, data packages, etc.), or that are in connection with the maintenance of the Fund’s share classes within the Financial Intermediary’s platform.

As of January 1, 2026, the Adviser and/or its affiliates have not paid or entered into ongoing contractual arrangements to pay Additional Payments to any Financial Intermediaries with respect to the Fund.

●	Servicing Payments to Servicing Intermediaries. The Adviser, HASCO and/or their affiliates pay Servicing Payments to Servicing Intermediaries. The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are serviced by a Servicing Intermediary. With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to exceed 0.25% of the average net assets of the Hartford Funds that are serviced by that Servicing Intermediary.

For the year ended December 31, 2025, the Adviser, HASCO and/or their affiliates incurred approximately $1.8 million in total Servicing Payments and these Servicing Payments did not exceed $0.5 million for any one Servicing Intermediary.

As of January 1, 2026 the Adviser, HASCO and/or their affiliates have entered into ongoing contractual arrangements to pay Servicing Payments with respect to the Fund to the following entities: Charles Schwab & Co., Inc., Fidelity, iCapital, and Pershing LLC.

●	Distribution Support Provided By SFA. Schroder Fund Advisors LLC, a wholly owned subsidiary of SIMNA (“SFA”), has entered into an additional compensation arrangement with HFMC, the Fund’s investment adviser. Under this arrangement, SFA has entered into a selling agreement with Hartford Funds Distributors, LLC (“HFD”) pursuant to which SFA is involved in the distribution of the shares of the Fund, and SFA and HFMC have entered into an additional compensation agreement, pursuant to which HFMC pays SFA an annual fee based on a percentage of the gross spread between the management fees and sub-advisory fees with respect to Class SDR Shares of the Fund.

SALES CHARGES – CLASS A SHARES

Purchase of Class A Shares

Class A Shares of the Fund are purchased at the public offering price. The public offering price is the next determined NAV per share plus a sales charge as shown in the table below. Certain persons may be entitled to purchase Class A Shares of the Fund without paying a sales charge. See “Waivers of Class A Sales Charge.” The table below also shows the portion of the sales charge that may be re-allowed to the broker-dealer or financial intermediary through whom you purchased your Class A Shares.

Sales Charge as a % of:
Amount of Investment	Public Offering Price	Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Up to $99,999	3.50%	3.63%	2.75%
$100,000 – $249,999	2.50%	2.56%	2.00%
$250,000 – $999,999	2.00%	2.04%	1.75%
$1,000,000 – $4,999,999	1.00%	1.01%	0.75%
$5,000,000 or more	0.00%	0.00%	0.00%

The following sections discuss ways to obtain discounts on purchases and waivers of sales charges on Class A Shares of the Fund.

The availability of sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund Shares. The Fund’s sales charge waivers and discounts described in this Prospectus are available for Fund Share purchases made directly from the Fund (or the Distributor) and are generally available through financial intermediaries. Please contact your financial intermediary for information about which classes of Shares of the Fund they offer and to take advantage of the sales charge waivers and discounts described in this Prospectus.

Any “purchaser” (as defined below) may buy Class A Shares of the Fund at a reduced sales charge by aggregating the dollar amount of the new purchase and the total net amount invested of all Class A Shares of the Fund then held by the purchaser and applying the sales charge applicable to such aggregate. To obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. This sales charge reduction is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. For purposes of determining the applicable sales charge discount, a “purchaser” includes an individual provided all such purchasers provide the required documentation. This right to a sales charge reduction may be amended or terminated at any time as to subsequent purchases.

Shareholder’s Responsibility With Respect to Breakpoint Discounts

To obtain any of the Class A sales charge discounts set forth above, you must inform your financial intermediary of the existence of any eligible amounts in accounts held by the investor and/or a qualified spouse (or legal equivalent recognized under state law) at the time of purchase. You must inform your financial intermediary of all Shares of the Fund held (i) in your account(s) at the financial intermediary, (ii) in your account(s) by another financial intermediary, and (iii) in any other accounts held at any financial intermediary of which you are the beneficial owner. IF YOU FAIL TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND OF ALL ELIGIBLE HOLDINGS OR PLANNED PURCHASES, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU WOULD OTHERWISE BE ENTITLED. The Fund will require the names and account numbers of all accounts claimed in connection with a request for a sales charge discount. You may also be required to provide verification of holdings (such as account statements and/or copies of documents that reflect the original purchase cost of your holdings) that qualify you for a sales charge reduction. As such, it is very important that you retain all records that may be needed to substantiate an original purchase price of your holdings, as the Fund, the Transfer Agent, and financial intermediaries may not maintain this information.

Waivers of Class A Sales Charge

Class A Shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time. Additional information about the sales charge reductions or waivers can be obtained from the Fund’s transfer agent.

The Class A Shares front-end sales charge may be reduced or waived for the following individuals and institutions:

●	selling broker dealers and their employees and sales representatives (and their family members, as defined above); provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,
●	financial representatives using Fund shares in fee-based investment products under a signed agreement with the Fund,
●	current or retired officers, directors and employees (and their family members, as defined above under the “Shareholder’s Responsibility With Respect to Breakpoint Discounts” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, Hartford Administrative Services Company, and their affiliates. Such individuals may also purchase Class I Shares at net asset value,
●	welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,
●	college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code,
●	investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers, and
●	purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with the distributor to offer Class A Shares through a load-waived network or platform, which may or may not charge transaction fees.

The availability of these sales load waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers. In addition, any intermediary specific sales load waivers are reproduced based on information provided by the financial intermediaries.

Dealer Commission

The Distributor may pay up to the entire amount of the sales commission to particular broker-dealers. These commission schedules may also apply to certain sales of Class A Shares made to investors that qualify under some of the categories listed under “Front-End Sales Charge Waivers for Class A Shares.” Commissions are based on cumulative investments over the life of the account with no adjustment for repurchases, transfers, or market declines.

Under certain circumstances, the Distributor may change the reallowance to dealers and may also compensate dealers out of its own assets. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Distributor retains the entire sales charge on any portion of a sales charge that is not re-allowed to a broker-dealer or financial intermediary.

HOW TO BUY SHARES

The Fund accepts initial and additional purchases of Class A Shares, Class I Shares or Class SDR Shares commencing on the first day of each calendar month. The investor must submit a completed Investor Application form five business days before the last business day of the month in which the purchase is being made (the “Purchase Date”). All purchases are subject to the receipt of immediately available funds three business days prior to the Purchase Date in the full amount of the purchase (to enable the Fund to invest the proceeds in Investment Funds as of the Purchase Date). An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month. The Fund reserves the right, in its sole discretion, to waive or modify these deadlines for certain investors.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a shareholder with respect to such Shares) until the Purchase Date, i.e., the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the 1934 Act. The Fund reserves the right to reject any purchase of Shares in its sole discretion (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.

Initial and any additional purchases of Shares of the Fund by any shareholder must be made via wire transfer of funds. Payment for each initial or subsequent additional purchases of Shares must be made in one installment.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. The Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Eligible Investors

Shares are available to all investors subject to the investment minimums and other conditions for each class of Shares set forth in this Prospectus. Existing shareholders who subscribe for additional Shares will be required to qualify as Eligible Investors at the time of each additional purchase. Qualifications that must be met in becoming a shareholder are set out in the application form that must be completed by each prospective investor. The Distributor and/or any Selling Agent may impose additional eligibility requirements for investors who purchase Shares through the Distributor or such Selling Agent.

The Distributor or any registered investment adviser (a “RIA”) who offers Class I Shares may impose additional eligibility requirements on investors who purchase Class I Shares from the Distributor through such RIA. See “Plan of Distribution.”

Shareholders who invest in the Fund through a financial intermediary should contact their intermediary regarding purchase procedures. All investors must complete and submit the necessary Investor Application in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of Shares. Purchase through a financial intermediary does not affect these eligibility requirements.

A purchase of Shares will be made at the NAV per share (plus any applicable sales charge) next determined following receipt of a purchase order in good order by the Fund, its authorized agent, its Distributor’s authorized agent, or authorized financial intermediary or the intermediary’s authorized designee if received at a time when the Fund is open to new investments. A purchase order is in “good order” if the request includes:

●                     Name, date of birth, residential address, and social security number.

●                     The Fund name, share class and account number.

●                     The amount of the transaction (in dollars).

●                     Signatures of all owners exactly as registered on the account (for mail requests).

●                     Any supporting legal documentation that may be required.

The Fund reserves the right to cancel any purchase order it receives if the Fund believes that it is in the best interest of the Fund’s shareholders to do so.

Clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations. Some Intermediaries may impose different or additional eligibility requirements. The Adviser has the discretion to further modify or waive their eligibility requirements.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund. In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy. The location of the authorized caller may be obtained on a recorded phone call or in writing.

Investment Minimum

The minimum initial investment in Class A and Class I Shares of the Fund is $25,000, and the minimum subsequent investment in Class A and Class I Shares of the Fund is $10,000. Effective July 31, 2026, the minimum initial investment in Class SDR Shares of the Fund is $100,000, and there is no minimum subsequent investment. The Fund reserves the right, in its sole discretion, to waive these minimums with respect to certain investors and classes of investors. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other financial intermediary, the account minimums apply to the omnibus account, not to your individual investment. The financial intermediary may also impose minimum requirements that are different from those set forth in this Prospectus. If you choose to purchase Shares from or effect repurchase requests directly with the Fund, you will not incur charges on such purchases and repurchases. However, if you purchase Shares or effect repurchase requests through a broker-dealer or other intermediary, you may be charged a fee by that intermediary.

Additional Share Program

Schroders will use its own resources to contribute cash to the Fund for the purchase of additional shares of the Fund (“Additional Shares”) that the Fund will issue to existing Fund shareholders if they meet certain eligibility criteria as of the end of an eligibility period (each, an “Additional Share Period”), as described below (the “Additional Share Program”).

First Additional Share Period. Fund shareholders eligible to receive Additional Shares in connection with the Additional Share Period ending on October 31, 2026 (the “First Additional Share Period”) will receive Additional Shares in an amount equal to 3.00% of the number of Fund shares held by such eligible shareholder as of October 31, 2026. To be eligible to receive Additional Shares in connection with the First Additional Share Period, a shareholder must: (A) hold shares: (i) through a financial intermediary that is the record owner of Fund shares with an aggregate net asset value of more than $50,000,000 as of October 31, 2026; or (ii) through a financial intermediary that establishes and maintains shareholder accounts directly with the Fund’s transfer agent and for which Schroder Fund Advisors LLC is listed as the broker of record, with an aggregate net asset value of more than $50,000,000 as of October 31, 2026; and (B) sign and return a letter agreement (or similar agreement) agreeing to accept such Additional Shares subject to the Forfeiture Provision (as defined below). A subscription for shares submitted during October 2026 will not count toward the eligibility criteria for the First Additional Share Period because the Fund will issue such shares in November 2026.

Second Additional Share Period. A shareholder who is not eligible to receive Additional Shares as part of the First Additional Share Period may be eligible to receive Additional Shares in connection with the Additional Share Period ending on January 31, 2027 (the “Second Additional Share Period”) if the shareholder meets the following eligibility criteria. Shareholders eligible to receive Additional Shares in connection with the Second Additional Share Period will receive Additional Shares in an amount equal to 1.50% of the number of Fund shares held by such shareholder as of January 31, 2027, provided that the shareholder did not receive Additional Shares in the First Additional Share Period and holds shares: (i) through a financial intermediary that is the record owner of Fund shares with an aggregate net asset value of more than $10,000,000 as of January 31, 2027; or (ii) through a financial intermediary that establishes and maintains shareholder accounts directly with the Fund’s transfer agent and for which Schroder Fund Advisors LLC is listed as the broker of record, with an aggregate net asset value of more than $10,000,000 as of January 31, 2027. A subscription for shares submitted during January 2027 will not count toward the eligibility criteria for the Second Additional Share Period because the Fund will issue such shares in February 2027.

Minimum Investment Criteria; Other Features. The applicable minimum net asset threshold is determined by (i) the aggregate net asset value of Fund shares held by a financial intermediary for the benefit of its clients or (ii) the aggregate net asset value of shares held in shareholder accounts for which Schroder Fund Advisors LLC is listed as the broker of record. The Additional Shares will have the same rights as other shares of the same share class, and all share classes are eligible to participate in the Additional Share Program. The Fund’s investment manager, administrator, or affiliate thereof will cause the Fund to issue Additional Shares as soon as practicable following the closing of each Additional Share Period.

Forfeiture Provision. If a shareholder receives Additional Shares in connection with the First Additional Share Period and both: (i) subsequently tenders Fund shares within three years of the original purchase date of such shares; and (ii) the original purchase date of such shares was on or before October 31, 2026, then the Fund’s investment manager or administrator may, subject to applicable law, require the forfeiture or cancellation of such Additional Shares and instruct the Fund’s transfer agent to re-register the forfeited Additional Shares in the name of the Schroders entity that provided the source of funds as purchase proceeds for the Additional Shares (the “Forfeiture Provision”). Additional Shares held in a retirement account and Additional Shares acquired in connection with the Second Additional Share Period are not subject to the Forfeiture Provision. The Fund’s investment manager will implement the Forfeiture Provision in accordance with applicable law and in its sole discretion, but under the oversight of the Fund’s Board of Trustees.

Other Considerations. The Fund’s investment manager or administrator, or affiliate thereof, may, with approval of the Fund’s Board of Trustees and in accordance with applicable law, modify, suspend or terminate the Additional Share Program. Investors should not rely on the continued availability of the Additional Share Program when making investment decisions to purchase Fund shares.

The Additional Share Program may create an incentive for investors to contribute additional amounts to the Fund. Because the sub-advisory fee is based on a percentage of the value of the Fund’s net assets, the Additional Shares purchased for investors will result in increased net revenue to Schroders if the increase in fee income due to the increased asset base offsets the costs associated with purchasing the Additional Shares. Shareholders who receive Additional Shares will effectively have a lower aggregate purchase price for their investment in the Fund. This may affect the return expectations of such investors and their overall investment economics and tax burden. For financial or tax advice relating to the Additional Share Program, please contact your investment professional and/or tax advisor.

Other Policies

No Share Certificates. The issuance of Shares is recorded electronically on the books of the Fund. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of Shares of the Fund you own. You can rely on these statements in lieu of certificates. The Fund does not issue certificates representing Shares of the Fund.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. In some cases, Federal law also requires us to verify and record information that identifies the natural persons who control and beneficially own a legal entity that opens an account. When an investor opens an account, therefore, the Fund will request names, addresses, dates of birth and other information that will allow the Fund to identify the investor and certain other natural persons associated with the account. For some legal entity accounts, the investor will be asked to provide identifying information for one natural person that controls the entity, and for each natural person that beneficially owns 25% or more of the legal entity.

The Fund is also required to obtain information that identifies each authorized signer for an account by requesting name, residential address, date of birth and social security number for each authorized signer.

Federal law prohibits the Fund and other financial institutions from opening a new account on behalf of a natural person unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional Shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and repurchasing an investor’s Shares when an investor’s identity is not verified.

In addition, the Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Fund Closings

The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing shareholders will be permitted. The Fund may re-open to new investments and subsequently close again to new investments at any time at the discretion of the Adviser. Any such opening and closing of the Fund will be disclosed to investors via a supplement to this Prospectus.

Liquidation or Reorganization

To the extent authorized by law, the Fund reserves the right to discontinue offering Shares at any time, to merge or reorganize itself or a class of Shares, or to cease operations and liquidate at any time. A liquidation may have adverse tax consequences to Shareholders. If the Fund were to liquidate, shareholders would receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her Shares of the Fund. A shareholder would not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees, or fund expenses), and a shareholder may receive an amount in liquidation less than his or her original investment.

REPURCHASES AND TRANSFERS OF SHARES

The Fund does not currently intend to list the Shares on a securities exchange and does not expect a secondary market to develop in the foreseeable future. Accordingly, shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No shareholder will have the right to require the Fund to repurchase or redeem such shareholder’s Shares or any portion thereof. Shareholders are not permitted to exchange their investment from the Fund into any other registered investment company. Because no public market exists for the Shares, and no such market is expected to develop in the foreseeable future, shareholders will not be able to liquidate their investment, other than as a result of repurchases of Shares by the Fund, as described below, or, in limited circumstances, as a result of transfers of Shares to other investors.

Repurchases of Shares

To provide a limited degree of liquidity to shareholders, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by shareholders. Such repurchases are expected to be offered at the Fund’s net asset value per share as of March 31, June 30, September 30 and December 31 (each, a “Valuation Date”), as applicable. Each repurchase offer will generally commence approximately 75 days or fewer prior to the applicable Valuation Date and will remain open for a minimum of 20 business days following the commencement of the offer. It is also expected that the Adviser will recommend to the Board, subject to the Board’s discretion, that any such tender offer would be for an amount that is not more than 5% of the Fund’s net asset value as of the prior Valuation Date. There can be no assurance that the Board will accept the Adviser’s recommendation.

The Fund will repurchase Shares from shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all shareholders. When the Board determines that the Fund will repurchase Shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Fund’s then-current net asset value per share by contacting the Adviser during the period. If a repurchase offer is oversubscribed by shareholders who tender Shares, the Fund may repurchase a pro rata portion by value of the Shares tendered by each shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

There is no minimum number of Shares that must be repurchased in any repurchase offer. In determining whether the Fund should offer to repurchase Shares from shareholders, the Board will consider the recommendation of the Adviser. In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board of Trustees will consider the following factors, among others:

●	whether any shareholders have requested to tender Shares to the Fund;

●	the liquidity of the Fund’s assets (including fees and costs associated with redeeming or otherwise withdrawing from Investment Funds);

●	the investment plans and working capital and reserve requirements of the Fund;

●	the relative economies of scale of the tenders with respect to the size of the Fund;

●	the history of the Fund in repurchasing Shares;

●	the availability of information as to the value of the Fund’s Shares in underlying Investment Funds;

●	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

●	any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and

●	the recommendations of the Adviser.

If a repurchase offer is conducted, it will generally follow the following timeline:

●	75 days or fewer prior to the Valuation Date: the Fund issues a notice of a tender offer and the tender offer commences;

●	30-35 days prior to the end of a calendar quarter: a Shareholder must tender his/her/its Shares by this date (the “Notice Date”);

●	A Shareholder who has tendered his/her/its Shares can revoke the request to tender the Shares upon written notice to the Fund received by the Notice Date (“Expiration Date”); and

●	Last business day of each calendar quarter: the Valuation Date, the date as of which the value of the tendered Shares that are accepted for repurchase shall be determined.

If a repurchase offer is extended, the Expiration Date will be extended accordingly.

The determination of the value of Shares as of the Valuation Date is subject to adjustment based upon information received, including information from the Investment Managers of the Investment Funds, after the Valuation Date about the value of assets of the Fund as of the applicable Valuation Date.

The payment in respect of Shares accepted for repurchase (the “Payment”) is expected to be in an amount equal to 100% of the estimated value of the repurchased Shares, based on the value of the Shares as of the Valuation Date. The Payment will be made within 65 days after the Notice Date (the “Payment Date”).

The Fund reserves the right to withhold up to 5% of the estimated Payment until after the completion of the annual audit of the Fund’s financial statements, when it will be promptly paid. If this occurs, a Shareholder could wait as long as approximately 14 months to receive the second payment installment. However, the Fund does not currently intend to withhold any amount of the Payment beyond the Payment Date. See “Types of Investments and Related Risks — Valuations Subject to Adjustment.”

Any repurchase of Shares from a shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of the net asset value of any Shares repurchased by the Fund that were held for less than one year. If an Early Repurchase Fee is charged to a shareholder, the amount of such fee will be retained by the Fund. An Early Repurchase Fee payable by an Investor may be waived by the Fund, in circumstances where the Board of Trustees determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Investor.

Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of Shares.

Shares will be repurchased by the Fund after the Management Fee has been deducted from the Fund’s assets as of the end of the month in which the repurchase occurs — that is, the accrued Management Fee for the month in which Fund shares are to be repurchased is deducted prior to effecting the relevant repurchase of Fund shares.

If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Trustees will adopt revised procedures reasonably designed to provide shareholders substantially the same liquidity for Shares as would be available under the procedures described above. The Fund’s investments in Investment Funds may be subject to lengthy lock-up periods during which the Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to NAV and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions and the Fund may require and be unable to obtain the Investment Fund’s consent to effect such transactions. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (1) cash, (2) liquid securities or (3) interests in Investment Funds that the Fund has requested be redeemed (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount owed to shareholders tendering Shares.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser and/or Sub-Advisers would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment related expenses as a result of higher portfolio turnover rates. The Adviser and/or Sub-Advisers intend to take measures, subject to policies as may be established by the Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

A shareholder tendering for repurchase only a portion of the shareholder’s Shares will be required to maintain an account balance of at least $25,000 after giving effect to the repurchase. If a shareholder tenders an amount that would cause the shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase or redeem all of a shareholder’s Shares at any time if the aggregate value of such shareholder’s Shares is, at the time of such compulsory repurchase or redemption, less than the minimum initial investment applicable for the Fund. This right of the Fund to repurchase or redeem Shares compulsorily may be a factor that shareholders may wish to consider when determining the extent of any tender for purchase by the Fund.

The Fund may also repurchase and/or redeem Shares of a shareholder without consent or other action by the shareholder or other person, in accordance with the terms of its Agreement and Declaration of Trust and the 1940 Act, including Rule 23c-2 under the 1940 Act, if the Fund determines that:

●	the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the shareholder or with the consent of the Fund, as described below;

●	ownership of Shares by a shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

●	continued ownership of Shares by a shareholder may be harmful or injurious to the business or reputation of the Fund, the Board, the Adviser or Sub-Advisers or any of their affiliates, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

●	any of the representations and warranties made by a shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

●	with respect to a shareholder subject to Special Laws or Regulations, the shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares; or

●	it would be in the best interests of the Fund for the Fund to repurchase the Shares.

In the event that the Adviser, Sub-Advisers or any of their affiliates hold Shares in the capacity of a shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly.

Transfers of Shares

Shares may be transferred only as permitted by the Fund’s Agreement and Declaration of Trust and by the federal securities laws, including:

(1) by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the shareholder; or

(2) under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

The Fund generally will not consent to a transfer of Shares by a shareholder unless the transfer is to a transferee who represents that it is an Eligible Investor and after a partial transfer, the value of the Shares held in the account of each of the transferee and transferor is at least $25,000. A shareholder transferring Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

In subscribing for Shares, a shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Adviser, the Sub-Advisers, each other shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that shareholder in violation of these provisions or any misrepresentation made by that shareholder or a substituted shareholder in connection with any such transfer.

Notice to Shareholders

The Fund will notify each shareholder of record and each beneficial owner of the Shares of a tender offer promptly upon commencement of the tender offer (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether to tender Shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase. The Shareholder Notification will also include all other information required by Rule 13e-4 under the 1934 Act.

Repurchase Price

The repurchase price of the shares will be the NAV of the share class as of the close of regular trading on NYSE on the Valuation Date. Investors may call (888) 660-3010 to learn the NAV. The tender offer notice also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs of the Fund, and a toll-free number to call for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

If shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, increase the amount of Shares that are subject to the repurchase offer. If the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender Shares in an amount exceeding the revised repurchase offer amount, the Fund will repurchase Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

Consequences of Repurchase Offers

The Fund is permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able to sell a significant amount of additional Shares so as to mitigate these effects.

These and other possible risks associated with the Fund’s repurchase offers are described under “Other Risks Relating to the Fund — Repurchase Offers Risks” above. In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see “Tax Matters” below and “Taxation” in the Statement of Additional Information.

VOTING

Each shareholder has the right to cast a number of votes equal to the number of Shares held by such shareholder at a meeting of shareholders called by the Fund’s Board of Trustees. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Investment Management Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

DESCRIPTION OF CAPITAL STRUCTURE

Shares of Beneficial Interest

The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of Shares of beneficial interest of each class. There is currently no market for Shares and the Fund does not expect that a market for Shares will develop in the foreseeable future. Pursuant to the Declaration of Trust and as permitted by Delaware law, shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit incorporated in the State of Delaware and, therefore, generally will not be personally liable for the Fund’s debts or obligations.

Share Classes

The Adviser has received exemptive relief from the SEC that permits the Fund to issue multiple classes of shares. The Fund currently offers three classes of Shares, Class A, Class I and Class SDR. In the future, the Fund may offer other classes of Shares as well. Each additional class of Shares will have certain differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the distribution fees and transfer agency fees that each class may be charged.

Shares

Under the terms of the Declaration of Trust, all Shares, when consideration for Shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to shareholders if, as and when authorized and declared by the Board. Except as otherwise provided by the Trustees, Shares will have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Fund, and will be freely transferable, except where their transfer is restricted by law or contract. The Declaration of Trust provides that the Board shall have the power to repurchase or redeem Shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution for the applicable class, subject to any preferential rights of holders of the Fund’s outstanding preferred Shares, if any. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share will be entitled to a proportionate fractional vote. However, to the extent required by the 1940 Act or otherwise determined by the Board, classes of the Fund will vote separately from each other. Shareholders shall be entitled to vote on all matters on which a vote of shareholders is required by the 1940 Act, the Declaration of Trust or a resolution of the Board. There will be no cumulative voting in the election of Trustees. Under the Declaration of Trust, the Fund is not required to hold annual meetings of shareholders. The Fund only expects to hold shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of shareholders.

Preferred Shares and Other Securities

The Declaration of Trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than Shares (including preferred Shares, debt securities or other senior securities), by action of the Board without the approval of shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit. The Fund does not intend to issue preferred Shares as of the date of this Prospectus.

Preferred Shares could be issued with rights and preferences that would adversely affect shareholders. Preferred Shares could also be used as an anti-takeover device. Every issuance of preferred Shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred Shares and before any distribution is made with respect to the Shares and before any purchase of Shares is made, the aggregate involuntary liquidation preference of such preferred Shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred Shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred Shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred Shares.

OUTSTANDING SECURITIES

The following table sets forth information about the Fund’s outstanding Shares as of June 30, 2026:

Title of Class	Amount Authorized	Amount Held by the Fund for its Own Account	Amount Outstanding
Class A Shares of Beneficial Interest	Unlimited	None	102,747
Class I Shares of Beneficial Interest	Unlimited	None	742,000
Class SDR Shares of Beneficial Interest	Unlimited	None	4,713,314

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Declaration of Trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense of any claim, action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

Pursuant to the Investment Management Agreement, HFMC is not liable to the Fund or its shareholders for an error of judgment or mistake of law or for a loss suffered by the Fund in connection with the matters to which its agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HFMC in the performance of its duties or from its reckless disregard of the obligations and duties under the applicable agreement.

Pursuant to the investment sub-advisory agreement, SIMNA shall exercise its best judgment in rendering services under the sub-advisory agreement. SIMNA shall not be liable for any error of judgment or mistake of law or for any loss suffered by HFMC or the Fund in connection with the matters to which the sub-advisory agreement relates except a loss resulting from SIMNA’s willful misfeasance, bad faith or negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the sub-advisory agreement, provided, however, that nothing in the sub-advisory agreement shall be deemed to protect SIMNA against any liability to HFMC or its affiliates for, and SIMNA shall indemnify and hold harmless HFMC against claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) resulting from: (1) SIMNA causing the Fund to be in material violation of any applicable federal or state law, rule or regulation or in violation of any investment policy set forth in the Fund’s current registration statement; (2) any untrue statement of a material fact contained in the registration statement or certain other materials or the omission to state therein a material fact known to SIMNA that was required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon information provided by SIMNA in writing for use in such materials; (3) a material breach of the investment sub-advisory agreement; or (4) any willful misfeasance, bad faith, negligence or reckless disregard on the part of SIMNA in the performance of its duties and obligations under the investment sub-advisory agreement (except to the extent that the loss results from HFMC’s or the Fund’s willful misfeasance, bad faith, negligence, or reckless disregard in the performance of their respective duties and obligations under the sub-advisory agreement or the investment management agreement).

Pursuant to the Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives an undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Appointment of Trustees; Vacancies; Removal

As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Declaration of Trust. To the extent that the 1940 Act requires that Trustees be elected by shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of shareholders at which a quorum is present.

The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) (i) with or without cause, by at least two-thirds (66 2/3%) of the remaining Trustees; or (ii) with or without cause, at any meeting of shareholders, by at least two-thirds (66 2/3%) of the outstanding shares of the Fund.

Action by Shareholders

The By-Laws provide that shareholder action can be taken at a meeting of shareholders or by written consent in lieu of a meeting, provided that the consent is authorized in writing by the holders of outstanding Shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Shares entitled to vote on that action were present and voted. Subject to the 1940 Act, the Declaration of Trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of Shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the shareholders with respect to any matter submitted to a vote of the shareholders.

Amendment of Declaration of Trust and By-Laws

Pursuant to the Declaration of Trust, the Board may, subject to the provisions of the 1940 Act, amend the Declaration of Trust without any vote of shareholders. Pursuant to the Declaration of Trust and By-Laws, the Board has the power to amend or repeal the By-Laws or adopt new By-Laws at any time.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting shareholders to demand and receive the fair value of their Shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that Shares shall not entitle shareholders to appraisal rights.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.

TAX MATTERS

The following is a general summary of certain material U.S. federal income tax considerations applicable to the Fund and an investment in the Fund. The discussion below provides general tax information related to an investment in the Fund, but does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Fund and does not address any state, local, non-U.S. or other tax consequences. It is based on the Code and U.S. Treasury regulations promulgated thereunder by the U.S. Department of the Treasury (“Treasury Regulations”) and administrative pronouncements, all as of the date of this Prospectus, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a shareholder’s particular circumstances, including (but not limited to) alternative minimum tax consequences and tax consequences applicable to shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; insurance companies; U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” As with any taxable investment, shareholders may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances. Unless otherwise noted, the following discussion applies only to a shareholder that holds Shares as a capital asset and is a U.S. Shareholder. A “U.S. Shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding Shares should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of Shares.

The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.

Taxation of the Fund

The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not be subject to Fund-level U.S. federal income taxes on any ordinary income or capital gains that it distributes as dividends to shareholders. To qualify as a RIC in any tax year, the Fund must, among other things, satisfy both a source-of-income test and asset diversification tests. The Fund will qualify as a RIC if (i) at least 90% of the Fund’s gross income for such tax year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of shares, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such shares, securities or currencies; and net income derived from interests in “qualified publicly-traded partnerships” (such income, “Qualifying RIC Income”); and (ii) the Fund’s holdings are diversified so that, at the end of each quarter of such tax year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly-traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (1) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (2) less than 90% of its gross income for the relevant tax year consists of Qualifying RIC Income. The Code provides that the U.S. Department of the Treasury may issue Treasury Regulations to exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in shares or securities (or options and futures with respect to shares or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in shares and securities.

In addition, to maintain RIC tax treatment, the Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to 90% of the sum of its “investment company taxable income” and its net tax-exempt interest income, determined without regard to any deduction for dividends paid, to its shareholders (the “90% distribution requirement”). If the Fund qualifies as a RIC and satisfies the 90% distribution requirement, the Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes as dividends to shareholders (including amounts that are reinvested pursuant to the dividend reinvestment plan). In general, a RIC’s “investment company taxable income” for any tax year is its taxable income, determined without regard to net capital gains and with certain other adjustments. The Fund intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis. Any taxable income, including any net capital gains that the Fund does not distribute in a timely manner, will be subject to U.S. federal income tax at regular corporate rates.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gains attributed to the Fund as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gains as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a tax year.

As a RIC, the Fund will be, subject to a nondeductible 4% U.S. federal excise tax on certain undistributed amounts for each calendar year (the “4% excise tax”). To avoid the 4% excise tax, the Fund must distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous calendar years that were not distributed during those calendar years and on which the Fund paid no U.S. federal income tax. For purposes of determining whether the Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains previously subject to U.S. federal income tax. Furthermore, any distribution declared by the Fund in October, November or December of any calendar year, payable to shareholders, of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been paid on December 31 of the calendar year in which the distribution was declared. The Fund generally intends to avoid the imposition of the 4% excise tax, but there can be no assurance in this regard. In particular, the Fund’s reliance on income and realized gain allocations from investments that will produce final tax allocation information to the Fund only after the end of the calendar year, often months after, makes the risk of the 4% excise tax being imposed substantially higher than otherwise.

If the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in respect of any tax year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of certain corporate shareholders and may be eligible to be qualified dividend income in the case of certain non-corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy either the source-of-income test or asset diversification tests described above, in certain cases, however, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty. In particular, the Fund’s reliance on income and realized gain allocations from investments that will produce final tax allocation information to the Fund only after the end of the calendar year, often months after, makes the risk of a source-of-income test or asset diversification tests failure substantially higher than otherwise.

It is intended that the Fund will invest a portion of its assets in Investment Funds, some of which may be classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) generally is not subject to an entity-level U.S. federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short- term capital gain or loss, and other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund and certain Investment Funds (including in circumstances where investments by the Investment Funds, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of interests in Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Investment Funds earn income of a type that is not Qualifying RIC Income for purposes of the source-of-income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification tests.

Some of the income that the Fund may earn directly or through an Investment Fund, such as income recognized from an equity investment in an operating partnership, may not satisfy the source-of-income test. To lessen the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the gross income test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to shareholders.

Further, certain of the Fund’s investments may produce income that may not constitute Qualifying RIC Income for purposes of the source-of-income test. For example, any equity investments the Fund makes in entities treated as partnerships for U.S. federal income tax purposes that are engaged in active businesses will not produce Qualifying RIC Income for purposes of the source-of-income test. In order to meet the source-of-income test, the Fund may also structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may hold such investments through one or more subsidiary that is treated as a corporation for U.S. federal income tax purposes. In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the source-of-income test, although such income may be subject to U.S. or non-U.S. tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary, which may be material and will ultimately reduce the return to Fund shareholders. Doing so may affect the source-of-income test and the diversification tests, which could ultimately require modifications to the structure of the Fund’s investments. The Fund’s need to hold such investments through such subsidiary in order to satisfy the source-of-income test may, however, jeopardize its ability to satisfy the diversification tests, which may make it difficult for the Fund to qualify as a RIC for U.S. federal income tax purposes. No complete assurance can be provided that the Fund will be able to satisfy requirements of the source-of-income test and the diversification tests.

Furthermore, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the diversification tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund's investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

As a result of the application of the rules described above, the Fund could be subject to U.S. federal income tax or the 4% excise tax and, under certain circumstances, the Fund’s ability to qualify or maintain its qualification as a RIC could be negatively affected. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions. Accordingly, no complete assurance can be provided that the Fund will be able to satisfy the source-of-income test and the diversification tests, avoid the U.S. federal income tax or avoid the 4% excise tax.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS OR CO-INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF BOTH THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY INVESTMENT FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Some of the investments that the Fund is expected to make, such as investments in debt instruments having market discount and/or treated as issued with original issue discount (“OID”), may cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result, the Fund may have difficulty meeting the 90% distribution requirement necessary to maintain RIC tax treatment. Because this income will be included in the Fund’s investment company taxable income for the tax year it is accrued, the Fund may be required to make a distribution to shareholders to meet the distribution requirements described above, even though the Fund will not have received any corresponding cash or property. The Fund may be required to borrow money, dispose of other securities or forgo new investment opportunities for this purpose.

There may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the Fund expects to invest a portion of its net assets in below investment grade instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent the Fund should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in connection with the Fund’s general intention to distribute sufficient income to qualify, and maintain its qualification to be subject to tax as a RIC and to minimize the risk that it becomes subject to U.S. federal income or excise tax.

Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Fund will be successful in this regard. If more than 50% of the value of the Fund’s total assets at the close of its tax year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund the foreign source amount of income deemed earned and the respective amount of foreign taxes paid by the Fund. If at least 50% of the value of the Fund’s total assets at the close of each quarter of its tax year is represented by interests in other RICs, the Fund may elect to “pass-through” to shareholders the foreign source amount of income deemed earned and the respective amount of foreign taxes paid or deemed paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, each shareholder’s pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against U.S. federal income tax (but not both).

The Fund may invest in shares of foreign companies that are classified under the Code as PFICs. In general, a foreign company is considered a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC shares is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC shares as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one such election (i.e., a “QEF” election), the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark its PFIC shares to market, resulting in any unrealized gains at the Fund’s tax year end being treated as though they were recognized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to shares in the same PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income, gain or loss with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Fund shareholders, and which will be recognized by Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of “qualified dividend income” as discussed below.

If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a CFC, including equity tranche investments and certain debt tranche investments in a CLO treated as CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation of an amount equal to the Fund’s pro rata share of the foreign corporation’s earnings for such tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution to the Fund during such tax year. This deemed distribution is required to be included in the income of certain U.S. shareholders of a CFC, such as the Fund, regardless of whether a U.S. shareholder has made a QEF election with respect to such CFC. The Fund is generally required to distribute such income in order to satisfy the distribution requirements applicable to RICs, even to the extent the Fund’s income from a CFC exceeds the distributions from the CFC and the Fund’s proceeds from the sales or other dispositions of CFC stock during that tax year. In general, a foreign corporation will be treated as a CFC for U.S. federal income tax purposes if more than 50% of the shares of the foreign corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. Additionally, applicable treasury regulations generally treat a fund’s income inclusion with respect to a CFC as qualifying income only if there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion.

The functional currency of the Fund, for U.S. federal income tax purposes, is the U.S. dollar. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are respectively characterized as ordinary income or ordinary loss for U.S. federal income tax purposes. Similarly, on disposition of certain investments, including debt securities, certain forward contracts, futures contracts, options, as well as similar financial instruments, denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income subject to distribution to Fund shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute to qualify for tax treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a tax year, the Fund would not be able to distribute amounts considered dividends for U.S. federal income tax purposes, and any distributions during a tax year made by the Fund before such losses were recognized would be re-characterized as a return of capital to Fund shareholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce the Fund shareholder’s tax basis in Fund Shares.

If the Fund uses leverage through the issuance of preferred Shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Fund Shares. Limits on the Fund’s ability to pay dividends on Fund Shares may prevent the Fund from meeting the distribution requirements described above and, as a result, may affect the Fund’s ability to be subject to tax as a RIC or subject the Fund to the 4% excise tax. The Fund endeavors to avoid restrictions on its ability to make distribution payments. If the Fund is precluded from making distributions on Fund Shares because of any applicable asset coverage requirements, the terms of preferred Shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed by the Fund to enable the Fund to satisfy the distribution requirements that would enable the Fund to be subject to tax as a RIC, will be paid to the holders of preferred Shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred Shares would be entitled to receive upon repurchase or liquidation of such preferred Shares.

Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of shares or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (8) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment and (9) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections to mitigate the effect of these provisions.

Unless and until the Fund is considered under the Code to be a “publicly offered regulated investment company,” for purposes of computing the taxable income of U.S. Shareholders that are individuals, trusts or estates, (1) the Fund’s earnings will be computed without taking into account such U.S. Shareholders’ allocable shares of the Management Fees and certain other expenses, (2) each such U.S. Shareholder will be treated as having received or accrued a dividend from the Fund in the amount of such U.S. Shareholder’s allocable share of these fees and expenses for such taxable year, (3) each such U.S. Shareholder will be treated as having paid or incurred such U.S. Shareholder’s allocable share of these fees and expenses for the taxable year and (4) each such U.S. Shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. Shareholder. Miscellaneous itemized deductions generally are not deductible by a U.S. Shareholder that is an individual, trust or estate. In addition, if the Fund is not treated as a “publicly offered regulated investment company,” the Fund will be subject to limitations on the deductibility of certain “preferential dividends” that are distributed to U.S. Shareholders on a non-pro-rata basis. A “publicly offered regulated investment company” is a RIC whose equity interests are (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, or (iii) held by at least 500 persons at all times during the RIC’s taxable year.

The remainder of this discussion assumes that the Fund has qualified and maintained its qualification as a RIC and has satisfied the distribution requirements described above.

Taxation of U.S. Shareholders

Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time a shareholder has owned Shares. The ultimate tax characterization of the Fund’s distributions made in a tax year cannot be determined until after the end of the tax year. As a result, the Fund may make total distributions during a tax year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital that will be applied against and reduce the shareholder’s tax basis in its Shares. To the extent that the amount of any such distribution exceeds the shareholder’s tax basis in its Shares, the excess will be treated as gain from a sale or exchange of Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares. Generally, for U.S. federal income tax purposes, a shareholder receiving Shares under the dividend reinvestment plan will generally be treated as having received a distribution equal to the fair market value of such Shares on the date the Shares are credited to the shareholder’s account.

A return of capital to shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result from such reduction in tax basis, shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the shareholder’s original investment.

It is expected that a substantial portion of the Fund’s income will consist of ordinary income. For example, interest and OID derived by the Fund are characterized as ordinary income for U.S. federal income tax purposes. In addition, gain derived by the Fund from the disposition of debt instruments with “market discount” (generally, securities with a fixed maturity date of more than one year from the date of issuance acquired by the Fund at a price below the lesser of their stated redemption price at maturity or accreted value, in the case of securities with OID) will be characterized as ordinary income for U.S. federal income tax purposes to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition, unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to other special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to shareholders.

Distributions made by the Fund to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the distributions consist of qualifying dividends received by the Fund. In addition, any portion of the Fund’s dividends otherwise qualifying for the dividends-received deduction will be disallowed or reduced if the corporate shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Distributions of “qualified dividend income” to an individual or other non-corporate shareholder will be treated as “qualified dividend income” to such shareholder and generally will be taxed at long-term capital gain rates, provided the shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a significant portion of the distributions made by the Fund will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”

If a person acquires Shares shortly before the record date of a distribution, the price of the Shares may include the value of the distribution, and the person will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment in such Shares.

Distributions paid by the Fund generally will be treated as received by a shareholder at the time the distribution is made. However, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in which the income or gains supporting the distribution was earned. If the Fund makes such an election, the shareholder will still be treated as receiving the distribution in the tax year in which the distribution is received. In this instance, however, any distribution declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been received by shareholders on December 31 of the calendar year in which the distribution was declared.

Certain distributions reported by the Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the NAV of those Shares.

Sale or Exchange of Shares

The repurchase or transfer of Shares may result in a taxable gain or loss to the tendering shareholder. Different tax consequences may apply for tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her Shares, such repurchase may be treated as a dividend (as opposed to a sale or exchange) for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering shareholders. On the other hand, shareholders holding Shares as capital assets who tender all of their Shares (including Shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the Shares and the shareholder’s adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such Shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Losses realized by a shareholder on the sale or exchange of Shares held as capital assets for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the shareholder acquires (including through reinvestment of distributions or otherwise) Shares, or enters into a contract or option to acquire Shares, within 30 days before or after any disposition of such Shares at a loss. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Under current law, net capital gains recognized by non-corporate shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

In general, U.S. Shareholders currently are generally subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a tax year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year. Any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from repurchases or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Fund.

The Fund (or if a U.S. Shareholder holds Shares through an intermediary, such intermediary) will send to each of its U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per Share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS, including the amount of distributions, if any, eligible for the preferential maximum rate generally applicable to long-term capital gains. Distributions paid by the Fund generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to Qualifying Dividends because the Fund’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

Under Treasury Regulations, if a shareholder recognizes losses with respect to Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding and Information Reporting

Information returns will be filed with the IRS in connection with payments on Shares and the proceeds from a sale or other disposition of Shares. A shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally, in the case of a U.S. resident shareholder, on an IRS Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate shareholders and certain other Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be credited against the applicable shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Taxation of Non-U.S. Shareholders

Whether an investment in the Fund is appropriate for a non-U.S. Shareholder (as defined below) will depend upon that investor’s particular circumstances. An investment in the Fund by a non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisors before investing in Shares.

The U.S. federal income taxation of a shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Shareholder”), depends on whether the income that the shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income that a non-U.S. Shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Shareholder, distributions of “investment company taxable income” (including any deemed distributions with respect to a repurchase offer) will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate provided under an applicable treaty). Alternatively, if the income that a non-U.S. Shareholder derives from the Fund is effectively connected with a U.S. trade or business of the non-U.S. Shareholder, the Fund will not be required to withhold U.S. federal tax if the non-U.S. Shareholder complies with applicable certification and disclosure requirements, although such income will be subject to U.S. federal income tax in the manner described below and at the rates applicable to U.S. residents. Backup withholding will not, however, be applied to payments that have been subject to this 30% (or a lower rate provided under an applicable treaty) withholding tax applicable to non-U.S. Shareholders.

A non-U.S. Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the tax year and meets certain other requirements such capital gains distributions, undistributed capital gains and gains from the sale or exchange of Shares will be subject to a 30% (or a lower rate provided under an applicable treaty) U.S. tax.

Furthermore, properly reported distributions by the Fund and received by non-U.S. Shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Fund in respect of the Fund’s “qualified net interest income” (i.e., the Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Fund in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gains over the Fund’s long-term capital losses for such tax year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term capital gains, and a portion of such distributions (e.g., derived from interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of Shares held through an intermediary, the intermediary may have withheld amounts even if the Fund reported all or a portion of a distribution as exempt from U.S. federal withholding tax. To qualify for this exemption from withholding, a non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. tax residency status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). Thus, an investment in the Shares by a non-U.S. Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder, any distributions of “investment company taxable income,” capital gains distributions, amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to U.S. persons. If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Shareholder other than a corporation may be subject to backup withholding on net capital gains distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

If the Fund distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. To obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

Under the Foreign Account Tax Compliance Act provisions of the Code, withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the potential application of the U.S. estate tax.

The Fund may be subject to non-U.S. income taxes withheld at the source. The Fund, if permitted to do so by investing at least half of its total assets in non-U.S. securities as of the end of its taxable year, which is not currently expected, may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each shareholders with respect to Fund Shares held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the shareholder’s pro rata share of the Fund’s non-U.S. income taxes (with such included amount potentially subject to U.S. withholding tax), and (ii) either deduct (in calculating U.S. taxable income, but only for shareholders who itemize their deductions on their personal tax returns) or credit (in calculating U.S. federal income tax) the shareholder’s pro rata share of the Fund’s non-U.S. income taxes. Withholding taxes on dividends on non-U.S. securities while such securities are lent out by the Fund are not eligible for non-U.S. tax credit pass through. Taxes not “passed through” for tax purposes will not be available to shareholders for foreign tax credit purposes. A non-U.S. Shareholder invested in a Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the shareholder’s U.S. federal income tax otherwise payable with respect to the shareholder’s non-U.S. source income. For this purpose, shareholders must treat as non-U.S. source gross income (i) their proportionate shares of non-U.S. taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed. If the Fund shares are loaned pursuant to securities lending arrangements, the non-U.S. Shareholders may lose the ability to use any non-U.S. tax credits passed through by a Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Regarding a short sale with respect to shares of a Fund, substitute payments made to the lender of such shares may not be deductible under certain circumstances. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, shareholders and prospective shareholders should consider the potential state and local tax consequences associated with an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders will generally be taxable in their state of residence with respect to their income or gains earned and distributed by the Fund as dividends for U.S. federal income tax purposes, or the amount of their investment in the Fund.

Other Taxes

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. Certain reporting requirements are imposed upon RICs that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or through an investment in a U.S. REIT.

Shareholders may be subject to U.S. state, local and non-U.S. taxes applicable to their investment in the Fund. In those U.S. states or localities, entity-level tax treatment and the treatment of distributions made to shareholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in Shares may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s portfolio investments. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends, if any, from net investment income of the Fund and capital gains of the Fund are normally declared and paid annually. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Investment Funds in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s relatively high expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires regular dividend income.

Notwithstanding the foregoing, the Board has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, the Fund reserves the right to change its dividend distribution policy at the discretion of its Board.

To the extent that any portion of the Fund’s distributions are considered a return of capital to shareholders, such portion would not be considered dividends for U.S. federal income tax purposes, and would represent a return of the amounts that such shareholders invested. Although such return of capital distributions are not currently taxable to shareholders, such distributions will have the effect of lowering a shareholder’s tax basis in such Shares, and could result in a higher tax liability when the Shares are sold, even if they have not increased in value, or in fact, have lost value. The Fund’s final distribution for each tax year is expected to include any remaining investment company taxable income and net tax-exempt income undistributed during the tax year, as well as any undistributed net capital gain realized during the tax year. If the total distributions made in any tax year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits and as return of capital thereafter. This distribution policy, may, under certain circumstances, have adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratios. The distribution policy also may cause the Fund to sell securities at a time it would not otherwise do so to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board.

Each year, a statement on Form 1099-DIV (or Form 1099-B, as applicable) identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be furnished to shareholders subject to IRS reporting. Fund ordinary distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. To the extent that the Fund pays distributions to shareholders using proceeds it receives from Fund distributions, such distributions generally would constitute a return of investor capital and generally will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

As discussed in the “Tax Matters” section, to qualify for and maintain RIC tax treatment, the Fund is required to distribute on a timely basis with respect to each tax year dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of “investment company taxable income” and net tax-exempt interest income, determined without regard to any deduction for dividends paid, for such tax year. To avoid certain excise taxes imposed on RICs, the Fund is required to distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gain net income for previous calendar years that were not distributed during such calendar years and on which the Fund paid no U.S. federal income tax. The Fund can offer no assurance that it will achieve results that will permit the payment of any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. Any such limitations would adversely impact the Fund’s ability to make distributions to shareholders.

Before investing you may want to consult your tax advisor.

Dividend Reinvestment Plan

Dividends and capital gains distributions are automatically reinvested, unless otherwise noted. You may notify the Transfer Agent in writing to:

●	Choose to receive dividends or distributions (or both) in cash; or
●	Change the way you currently receive distributions

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the Fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. For assistance in establishing electronic funds transfer transactions, please call 1-888-660-3010.

Shares may be distributed in lieu of cash. The number of Shares that will be distributed in lieu of cash is determined by dividing the dollar amount of the distribution to be reinvested by the NAV as of the close of business on the day of the distribution. There is no sales load or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the dividend reinvestment plan at any time. Any expenses of the dividend reinvestment plan will be borne by the Fund.

Your taxable income is the same regardless of which option you choose. For further information about dividend reinvestment, contact the Transfer Agent by telephone at 1-888-660-3010.

FISCAL YEAR; REPORTS

For accounting purposes, the Fund’s fiscal year end is March 31 and tax year-end is September 30. After the end of each calendar year, a statement on Form 1099-DIV (or Form 1099-B, as appropriate) identifying the sources of the distributions paid by the Fund to shareholders for tax purposes will be furnished to shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

INQUIRIES

Inquiries concerning the Fund and the Shares should be directed to:

Hartford Funds	(For overnight mail)
P.O. Box 2175	Hartford Funds
Milwaukee, WI 53201-2175	Attn: UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

HARTFORD SCHRODERS PRIVATE OPPORTUNITIES FUND

CLASS A, CLASS I AND CLASS SDR SHARES OF BENEFICIAL INTEREST

PROSPECTUS

July 24, 2026

HARTFORD SCHRODERS PRIVATE OPPORTUNITIES FUND

STATEMENT OF ADDITIONAL INFORMATION

July 24, 2026

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus of Hartford Schroders Private Opportunities Fund (the “Fund”), as may be amended, restated or supplemented from time to time. The Fund is a statutory trust organized in the state of Delaware that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

	Class A	Class I	Class SDR
Hartford Schroders Private Opportunities Fund	XHFAX	XHFIX	XHFSX

The Fund’s prospectus is incorporated by reference into this SAI, and this SAI has been incorporated by reference into the Fund’s prospectus. A free copy of the Fund’s Annual/Semi-Annual Report, and the Fund’s prospectus are available on the Fund’s website at www.hartfordfunds.com, and, upon request, by writing to: Hartford Funds, P.O. Box 2175, Milwaukee, WI 53201-2175.

Date of Prospectus: July 24, 2026, as may be amended, restated or supplemented from time to time.

Date of Statement of Additional Information: July 24, 2026, as may be amended, restated or supplemented from time to time.

INVESTMENT RISKS

The discussion set forth below provides descriptions of some of the types of investments and investment strategies that the Fund may use, and the risks and considerations associated with those investments and investment strategies. Please see the Fund’s “Summary of Terms” and “Types of Investments and Related Risks” sections of the Prospectus for further information on the Fund’s investment policies and risks. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Fund may use, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but that is not described in the Prospectus, should not be considered to be a principal strategy (or related risk) applicable to the Fund.

The Fund may engage in any of the investment strategies or purchase any of the investments described below directly, through its investment in one or more other investment companies, including interests in alternative investment funds that pursue private equity strategies (“Investment Funds”), or through hybrid instruments, structured investments, or other derivatives. References to the “Fund” in this section include the Fund or an Investment Fund, as applicable. References to “sub-adviser” in this SAI include Schroder Investment Management North America Inc. (“SIMNA”) and/or Schroders Capital Management (US), Inc. (“Schroders Capital” and, collectively with SIMNA, “Schroders” or the “Sub-Advisers”), as applicable.

ACTIVE INVESTMENT MANAGEMENT RISK. The risk that, if the Sub-Advisers’ investment strategy does not perform as expected, the Fund could underperform its peers or lose money. The Fund’s performance depends upon the performance of the portfolio managers and selected strategies, the adherence by the Investment Managers to such selected strategies, the instruments used by such Investment Managers and the Sub-Advisers’ ability to select Investment Managers and strategies and effectively allocate Fund assets among them. The Fund is organized to provide shareholders with a multi-strategy investment program and not as an indirect way to gain access to any particular Investment Interests. There is no guarantee that the Fund’s investment objective will be achieved.

ASSET COVERAGE Risk. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, or the issuance of notes in an aggregate amount up to 33 1/3% of the Fund’s total assets, including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund is also permitted to obtain leverage through the issuance of preferred shares in an aggregate amount up to 50% of the Fund’s total assets immediately after giving effect to the leverage. The Fund may also use leverage generated by reverse repurchase agreements, dollar rolls and similar transactions. The Fund may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Adviser’s views concerning market conditions and investment opportunities. In addition, while certain senior securities remain outstanding, the Fund generally must make provisions to prohibit any distribution to the Fund’s shareholders or the repurchase of such securities or shares unless the Fund meets the applicable asset coverage ratio at the time of the distribution or repurchase. The Fund reserves the right to modify its asset coverage policies in the future to comply with any changes in the SEC’s positions regarding asset coverage.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions. Similarly, identification of attractive investment opportunities by Investment Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by the Sub-Advisers, an Investment Interest may not be permitted to take advantage of the opportunity to the fullest extent desired. Other investment vehicles sponsored, managed or advised by the Sub-Advisers and their affiliates may seek investment opportunities similar to those the Fund may be seeking. The Sub-Advisers will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles.

BOND FORWARDS RISK. A bond forward is a contractual agreement between the Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. When the Fund enters into a bond forward, it will also simultaneously enter into a reverse repurchase agreement. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time the Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price. The Fund could also lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in the Fund’s net asset value.

BORROWING RISK. The Fund may borrow money to the extent set forth under “Investment Objectives and Policies.” Interest paid on borrowings will decrease the net earnings of the Fund and will not be available for investment. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of notes in an aggregate amount up to 33 1/3% of the Fund’s total assets (or in the case of the issuance of preferred shares, 50% of total assets), including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund has entered into a revolving credit facility agreement with Schroders Financial Services Limited, an affiliate of the Sub-Advisers. The Fund may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Adviser’s and/or Sub-Adviser’s views concerning market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage may cause the Fund’s net asset value (“NAV”) to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does utilize leverage, what percentage of its assets such leverage will represent.

COUNTERPARTY RISK. With respect to certain transactions, such as over-the-counter (“OTC”) derivatives contracts or repurchase agreements, the Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. In the event of a bankruptcy or insolvency of a counterparty, the Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights. The Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty. OTC derivatives may not offer the Fund the same level of protection as exchange traded derivatives.

CREDIT RISK. Credit risk is the risk that the issuer of a security will not be able to make timely principal and interest payments. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, in recent years the long-term U.S. credit rating was downgraded by at least one major rating agency as a result of disagreements within the U.S. Government over raising the debt ceiling to repay outstanding obligations and this event introduced greater uncertainty about the future ability of the U.S. to repay its obligations due to political or other developments. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of the Fund’s investments.

CURRENCY RISK. The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. Foreign currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including: interest rates, inflation, changes in balance or payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. Changes in foreign currency exchange rates will affect the U.S. dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by the Fund in that foreign currency. This may affect the Fund’s performance. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. Currency risk may be particularly high to the extent that the Fund invests in foreign securities or currencies that are economically tied to emerging markets countries. Some countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. The dollar value of foreign investments may be affected by exchange controls. The Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency.

Cybersecurity Risk. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing.

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Fund. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the investment adviser, the sub-adviser, or the

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Fund’s other service providers may not be able to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting, or fulfillment of Fund share purchases and repurchase requests. Cybersecurity incidents could cause the Fund, the investment adviser, the sub-adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which the Fund invests, thereby causing the Fund’s investments to lose value. The use of cloud-based service providers and the integration of certain technologies in systems and operations could heighten or change these risks. For example, the Fund’s service providers and market participants on which the Fund relies may use generative artificial intelligence and similar technologies in the provision of services to the Fund and their operations generally. Such use may subject these service providers and market participants and, in turn, their services and operations to increased risks associated with such technologies, including risk of errors, cyber security, data protection and information technology risk, operational risk, and legal, regulatory and compliance risk. In addition, any controls in place designed to mitigate such risks may be ineffective and the use of these technologies may change over time, which may present new risks and vulnerabilities. As a result, the Fund may experience adverse consequences, such as operational errors.

The investment adviser, the sub-adviser, and their affiliates have established risk management systems that seek to reduce cybersecurity risks, and business continuity plans in the event of a cybersecurity breach. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the investment adviser, the sub-adviser, or their affiliates controls the cybersecurity systems of the Fund’s third-party service providers (including the Fund’s custodian), or those of the issuers of securities in which the Fund invests.

DERIVATIVE INSTRUMENTS. The Fund may use instruments called derivatives or derivative securities. A derivative is a financial instrument the value of which is derived from the value of one or more underlying securities, commodities, currencies, indices, debt instruments, other derivatives or any other agreed upon pricing index or arrangement (e.g., the movement over time of the Consumer Price Index or freight rates) (each an “Underlying Instrument”). Derivative contracts are either physically settled, which means the parties trade the Underlying Instrument itself, or cash settled, which means the parties simply make cash payments based on the value of the Underlying Instrument (and do not actually deliver or receive the Underlying Instrument). Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

Many derivative contracts are traded on securities or commodities exchanges, the contract terms are generally standard, and the parties make payments due under the contracts through the exchange. Most exchanges require the parties to post margin against their obligations under the contracts, and the performance of the parties’ obligations under such contracts is usually guaranteed by the exchange or a related clearing corporation. Other derivative contracts are traded OTC in transactions negotiated directly between the counterparties. OTC derivative contracts do not have standard terms, so they are generally less liquid and more difficult to value than exchange-traded contracts. OTC derivatives also expose the Fund to additional credit risks to the extent a counterparty defaults on a contract.

Depending on how the Fund uses derivatives and the relationships between the market values of the derivative and the Underlying Instrument, derivatives could increase or decrease the Fund’s exposure to the risks of the Underlying Instrument. Derivative contracts may also expose the Fund to additional liquidity and leverage risks. See “Risk Factors in Derivative Instruments” below.

The Fund may use derivatives for various purposes, including for cash flow management or, as part of its overall investment strategy, to seek to replicate the performance of a particular index or to seek to enhance returns. The use of derivatives to seek to enhance returns is considered speculative because the Fund is primarily seeking to achieve gains rather than to offset, or hedge, the risks of other positions. When the Fund invests in a derivative for speculative purposes, the Fund is fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative itself. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging Risk. The Fund may use derivative instruments to offset the risks, or to “hedge” the risks, associated with other Fund holdings. For example, derivatives may be used to hedge against movements in interest rates, currency exchange rates and the equity markets through the use of options, futures transactions and options on futures. Derivatives may also be used to hedge against duration risk in fixed-income investments. Losses on one Fund investment may be substantially reduced by gains on a derivative that reacts to the same market movements in an opposite manner. However, while hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative offsets the advantage of the hedge.

Among other risks, hedging involves correlation risk, which is the risk that changes in the value of the derivative will not match (i.e., will not offset) changes in the value of the holdings being hedged as expected by the Fund. In such a case, any losses on the Fund holdings being hedged may not be reduced or may even be increased as a result of the use of the derivative. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability effectively to hedge its portfolio.

There can be no assurance that the use of hedging transactions will be effective. The Fund is not required to engage in hedging transactions, and the Fund may choose not to do so. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate

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trends.

The Fund might not employ any of the derivatives strategies described below, and there can be no assurance that any strategy used will succeed. The Fund’s success in employing derivatives strategies may depend on the sub-advisers correctly forecasting interest rates, market values or other economic factors, and there can be no assurance that the sub-adviser’s forecasts will be accurate. If the sub-adviser’s forecasts are not accurate, the Fund may end up in a worse position than if derivatives strategies had not been employed at all. The Fund’s ability to use certain derivative transactions may be limited by tax considerations and certain other legal considerations. Further, suitable derivative transactions might not be available at all times or in all circumstances. Described below are certain derivative instruments and trading strategies the Fund may use (either separately or in combination) in seeking to achieve its overall investment objectives.

Foreign Currency Transactions. The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and futures options and may engage in foreign currency transactions either on a spot (cash) basis at prevailing currency exchange rates or through forward currency contracts. The Fund may engage in these transactions to hedge, directly or indirectly, against currency fluctuations, for other investment purposes and/or to seek to enhance returns. The Fund may enter into currency transactions only with counterparties that the sub-adviser deems to be creditworthy. Certain of the foreign currency transactions the Fund may use are described below.

Forward Currency Contracts. The Fund may enter into forward currency contracts (“forwards”) in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. Forwards are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a set price on a future date. The market value of a forward fluctuates with changes in foreign currency exchange rates. Forwards are marked to market monthly based upon foreign currency exchange rates from an independent pricing service, and the change in value is recorded as unrealized appreciation or depreciation. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability. Forwards are highly volatile, involve substantial currency risk and may also involve credit risk. The Fund’s ability to engage in foreign exchange hedging may also be constrained by the illiquid nature of the underlying Investment Instruments making it difficult to settle losses on foreign exchange forward contracts.

The Fund may use a forward in a “settlement hedge,” or “transaction hedge,” to lock in the U.S. dollar price on the purchase or sale of securities denominated in a foreign currency between the time when the security is purchased or sold and the time at which payment is received. Forward contracts on foreign currency may also be used by the Fund in anticipation generally of the Fund’s making investments denominated in a foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

In a “position hedge,” the Fund uses a forward contract to hedge against a decline in the value of existing investments denominated in foreign currency. For example, the Fund may enter into a forward contract to sell Japanese yen in return for U.S. dollars in order to hedge against a possible decline in the yen’s value. Position hedges tend to offset both positive and negative currency fluctuations. Alternately, the Fund could hedge its position by selling another currency expected to perform similarly to the Japanese yen. This is called a “proxy hedge” and may offer advantages in terms of cost, yield or efficiency. However, proxy hedges may result in losses if the currency used to hedge does not move in tandem with the currency in which the hedged securities are denominated.

The Fund may also engage in cross-hedging by entering into forward contracts in one currency against a different currency. Cross-hedging may be used to limit or increase exposure to a particular currency or to establish active exposure to the exchange rate between the two currencies.

Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. The Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

Forward Rate Agreements. The Fund may also enter into forward rate agreements. Under a forward rate agreement, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable. These instruments are traded in the OTC market. These transactions involve risks, including counterparty risk. See “Risk Factors in Derivative Instruments” below.

Additional Risks Associated with Foreign Currency Transactions. It is extremely difficult to forecast currency market movements, and whether any hedging or other investment strategy will be successful is highly uncertain. Further, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward. Therefore, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the sub-adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. To the extent the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and reduce its total return as a result of its hedging transactions. It is impossible

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to hedge fully or perfectly against the effects of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund.

The Fund may buy or sell foreign currency options either on exchanges or in the OTC market. Foreign currency transactions on foreign exchanges may not be regulated to the same extent as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. Foreign currency transactions are also subject to the risks inherent in investments in foreign markets. See “Foreign Investments” below.

Risk Factors in Derivative Instruments. Derivatives are volatile and involve significant risks, including:

●	Correlation Risk – the risk that changes in the value of a derivative instrument will not match the changes in the value of the Fund holdings that are being hedged.

●	Counterparty Risk – the risk that the party on the other side of an OTC derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

●	Credit Risk – the risk that the issuer of a security will not be able to make timely principal and interest payments. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investment in and/or exposure to that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

●	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

●	Derivatives Regulatory Matters – Under Rule 18f-4, the Fund needs to trade derivatives and other transactions that potentially create senior securities (except reverse repurchase agreements) subject to a value-at-risk (“VaR”) leverage limit, certain other testing and derivatives risk management program requirements and requirements related to board reporting. These requirements apply unless the Fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4. Reverse repurchase agreements continue to be subject to the current asset coverage requirements, and the Fund trading reverse repurchase agreements needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio (unless the Fund determines to treat such agreements and transactions as derivatives for all purposes under the rule). Reverse repurchase agreements are not included in the calculation of whether the Fund is a limited derivatives user (unless the Fund determines to treat such agreements and transactions as derivatives for all purposes under the rule), but if the Fund is subject to the VaR testing, reverse repurchase agreements and similar financing transactions are included for purposes of such testing.

●	Index Risk – in respect of index-linked derivatives, the risks associated with changes in the underlying indices. If an underlying index changes, the Fund may receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction from the reference index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

●	Interest Rate Risk – the risk that the value of an investment may decrease when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk (interest rate risk is commonly measured by a fixed income investment’s duration). Falling interest rates also create the potential for a decline in the Fund’s income.

●	Leverage Risk – the risk associated with certain types of investments or trading strategies (for example, borrowing money to increase the amount being invested) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that substantially exceed the amount originally invested.

●	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like to sell them or at the price the seller believes the security is currently worth, and the risk that the Fund may not be able to meet margin and payment requirements and maintain a derivatives position.

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●	Market Risk – the risk from potential adverse market movements in relation to the Fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts Fund returns and the Fund’s obligations and exposures.

●	Operational and Legal Risk – the risk that certain investments may involve risk of operational issues such as documentation issues, settlement issues, system failures, inadequate controls and human error, and the risk of insufficient capacity or authority of a derivatives counterparty and risk related to the legality or enforceability of a derivatives trading contract.

●	Regulatory Risk − Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. In October 2020, the SEC adopted regulations applicable to the Fund’s use of derivatives, short sales, reverse repurchase agreements, and certain other instruments that, among other things, require the Fund to adopt a derivatives risk management program and appoint a derivatives risk manager that will manage the program and communicate to the Board of Trustees of the Fund. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of the new rule. The SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments, as discussed herein, effective at the time that the Fund complies with the new rule. The rule could impact the effectiveness or raise the costs of the Fund’s derivatives transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect Fund performance and cause the Fund to lose value.

●	Short Position Risk –The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause the Fund to suffer a (potentially unlimited) loss.

●	Tax Risk – The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments and could impair the ability of the sub-adviser to use derivatives when it wishes to do so.

The potential loss on derivative instruments may be substantial relative to the initial investment therein. The Fund incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

DOLLAR ROLLS. The Fund may enter into “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent that the price received for the securities sold is higher than the forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique would adversely affect the Fund’s investment performance. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of the Fund’s sub-adviser to predict interest rates correctly. There can be no assurance that dollar rolls can be successfully employed. In addition, if the Fund uses dollar rolls while remaining substantially fully invested, the amount of the Fund’s assets that are subject to market risk would exceed the Fund’s net asset value, which could result in increased volatility of the price of the Fund’s shares. Further, entering into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund’s right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before the Fund is able to purchase it, or the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, but not identical, security, the Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.

EQUITY RISK. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, shares or interests issued by private equity issuers or investment funds, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

Special Purpose Acquisition Companies Risk – The Fund may invest in special purpose acquisition companies (“SPACs”) or similar special purpose entities. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the

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volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.

ESG INTEGRATION RISK. The financially material ESG characteristics that may be evaluated as part of the Fund's investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. The relevance and weightings of specific ESG characteristics to the investment process varies across asset classes, sectors and strategies. ESG characteristics are one of several factors that may be considered by the portfolio manager(s) and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings. Some examples of ESG research that may be considered include environmental topics such as how a company is managing climate change risks to its business; social considerations such as talent attraction/retention; and governance matters such as compensation and board composition. ESG issues may be evaluated differently by different portfolio manager(s) and may not carry the same meaning to all investors and portfolio manager(s). While the portfolio manager(s) believe that the integration of material ESG characteristics into the Fund's investment process has the potential to identify financial risks and contribute to the Fund's long-term performance, there is no guarantee that the integration of ESG characteristics will result in better performance. The analysis of ESG characteristics is subjective and investors can differ in their views of what constitutes positive or negative ESG characteristics. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. Further, the regulatory landscape with respect to ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process with respect to ESG integration.

EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events financed by the issuer’s taking on additional debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

FIXED INCOME SECURITIES. The Fund is permitted to invest in fixed income securities including, but not limited to: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; and (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).

FOREIGN INVESTMENTS. The Fund may invest in foreign issuers and borrowers, which include: (1) companies organized outside of the United States, including in emerging market countries; (2) foreign sovereign governments and their agencies, authorities, instrumentalities and political subdivisions, including foreign states, provinces or municipalities; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. These securities may be denominated, quoted in or pay income in, U.S. dollars or in a foreign currency. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer’s or borrower’s economic fortunes and risks are primarily linked with U.S. markets.

Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. entities. Less information may be available about foreign entities compared with U.S. entities. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Other potential foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Recent geopolitical events in the European Union and other events (e.g. wars, military conflicts, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Such developments could lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Those events as well as other changes in regional economic and political conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies

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located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries.

A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in other countries). These events may have an adverse effect on the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including European Union member countries that do not use the euro and non-European Union member countries. If any member country exits the European Monetary Union, the departing country would face the risks of currency devaluation and its trading partners and banks and others around the world that hold the departing country’s debt would face the risk of significant losses. In addition, the resulting economic instability of Europe and the currency markets in general could have a severe adverse effect on the value of securities held by the Fund.

Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Economic uncertainty relating to market or policy developments, such as the imposition of tariffs, may have adverse effects on asset valuations and the renegotiation of trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.

Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the Fund that invests in foreign securities as measured in U.S. dollars will be affected by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns. Moreover, transaction costs are incurred in connection with conversions between currencies. See “Currency Risk” above.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically generated in the settlement of U.S. investments. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions being undertaken; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may remain uninvested with no return earned thereon for some period. There may also be the danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund. Further, compensation schemes may be non-existent, limited or inadequate to meet the Fund’s claims in any of these events. In connection with any of these events, and other similar circumstances, the Fund may experience losses because of failures of or defects in settlement systems.

There are additional and magnified risks involved with investments in emerging or developing markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements that are less efficient than in developed markets. In addition, the economies of emerging market countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. See “Investments in Emerging Market Securities” below.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS RISK. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically increasing or lowering of interest rates. There can be no guarantee that any economic stimulus bills (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. In addition, an unexpected or quick reversal of such policies could increase volatility in securities markets, which could adversely affect the Fund’s investments.

In addition, instability in the financial markets during and after the 2008-2009 financial downturn also led the U.S. Government and governments across the world to take a number of actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has

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enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. HFMC and the sub-adviser(s), as applicable, will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

HIGH YIELD INVESTMENTS (“JUNK BONDS”). Any security or loan with a long-term credit rating of “Ba” or lower by Moody’s Ratings (“Moody’s”), “BB” or lower by S&P Global Ratings (“S&P”) or “BB” or lower by Fitch Ratings, Inc. (“Fitch”), as well as any security or loan that is unrated but determined by the sub-adviser to be of comparable quality, is below investment grade.

Securities and bank loans rated below investment grade are commonly referred to as “high yield-high risk debt securities,” “junk bonds,” “leveraged loans” or “emerging market debt,” as the case may be. Each rating category has within it different gradations or sub-categories. For instance, the “Ba” rating for Moody’s includes “Ba3”, “Ba2” and “Ba1”. Likewise, the S&P and Fitch rating category of “BB” includes “BB+”, “BB” and “BB-”. If the Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category.

Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds are also subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities. Further, issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

In addition, junk bonds frequently have redemption features that permit an issuer to repurchase the security before it matures. If an issuer redeems junk bonds owned by the Fund, the Fund may have to invest the proceeds in bonds with lower yields and may lose income. Junk bonds may also be less liquid than higher rated fixed income securities, even under normal economic conditions. Moreover, there are relatively few dealers in the junk bond market, and there may be significant differences among these dealers’ price quotes. Because they are less liquid, judgment may play a greater role in valuing these securities than is the case with securities that trade in a more liquid market.

The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The credit rating of a junk bond does not necessarily take into account its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income and may be less liquid than securities and bank loans in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. As such, these investments often have reduced values that, in turn, negatively impact the value of the Fund’s shares. If a security or bank loan is downgraded to a rating category that does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

Distressed Securities. The Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Investments in such distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs

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to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities, including equity securities, with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale, and sales may be possible only at substantial discounts. Distressed securities and any securities received in exchange for such securities may also be difficult to value and/or liquidate.

ILLIQUID INVESTMENTS. An illiquid investment for the Fund means any investment that the Adviser or the Fund’s sub-adviser reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may not be able to sell illiquid securities or other investments when the sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on the Fund’s net asset value.

Securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the security, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated such that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to OTC securities, the continued viability of any OTC secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

INFLATION RISK. The Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Fund’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and the Fund’s investments may not keep pace with inflation, which would generally adversely affect the real value of Fund shareholders’ investment in the Fund. This risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.

INITIAL PUBLIC OFFERINGS (“IPO RISK”). Securities issued in IPOs have no trading history, and information about the issuing companies may be available for very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO is complete. The effect of IPOs on the Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that the Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.

INTEREST RATE RISK. Interest rate risk is the risk that an investment held by the Fund may go down in value when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. For this reason, the longer the Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. A variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Falling interest rates may also lead to a decline in the Fund’s income. To the extent the Federal Reserve Board (the “Fed”) raises interest rates, there is a risk that interest rates across the U.S. financial system may rise. Actions taken by the Fed or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to value or sell some or all of its bond holdings at any given time. A rise in interest rates could also cause investors to rapidly move out of fixed-income securities, which may increase redemptions in the Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.

Moreover, in response to serious economic disruptions, governmental authorities and regulators may enact significant fiscal and monetary policy changes (as happened in connection with the outbreak of COVID-19). During periods when interest rates are low (or negative), the Fund’s yield (or total return) may also be low and fall below zero. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Certain European countries and Japan have at times pursued negative interest rate policies. A negative interest rate policy is

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an unconventional central bank monetary policy tool where nominal target interest rates are set with negative value intended to help create self-sustaining growth in the local economy. To the extent the Fund holds a debt instrument with a negative interest rate, the Fund would generate a negative return on that investment. If negative interest rates become prevalent in the markets, investors may seek to reallocate their investment to other income-producing assets, which could further reduce the value of instruments with a negative yield.

INVESTMENTS IN EMERGING MARKET SECURITIES. The Fund may invest in securities of issuers that conduct their principal business activities in, or whose securities are traded principally on exchanges located in, less developed countries considered to be “emerging markets.” Unless otherwise stated in the Fund’s investment strategy, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) the Fund’s benchmark index provider designates as emerging. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Investing in emerging market securities involves not only the risks described above with respect to investing in foreign securities, but also other risks that may be more severe and pervasive than those present in foreign countries with more developed markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. The value of the Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such circumstances, it is possible that the Fund could lose the entire amount of its investments in the affected market.

Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of actual or threatened war or military conflicts (such as Russia’s invasion of Ukraine, the conflict between Israel and Hamas and rising tensions involving the United States, Iran and Israel) and ethnic, religious and racial conflicts, as well as the imposition of sanctions. The Fund’s emerging market investments may introduce exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investments include national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) and investors (e.g., the Fund) to bring actions against bad actors may be limited. As a result of these legal structures and limitations, the Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Also, the typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may result in lack of liquidity and price volatility of those securities. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

The risks outlined above are often more pronounced in “frontier markets” in which the Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, the net asset value of the Fund. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the net asset value of the Fund’s shares to decline.

In addition to the risks of foreign investing and the risks of investing in emerging or frontier markets, investments in certain countries with recently developed markets and structures, such as Nigeria, Croatia and Russia, implicate certain specific risks. Because of the recent formation of these securities markets and the underdeveloped state of these countries’ banking systems, settlement, clearing and registration of securities transactions are subject to significant risks. Share ownership is often defined and evidenced by extracts from entries in a company’s share register, but such extracts are neither negotiable instruments nor effective evidence of securities ownership. Further, the registrars in these countries are not necessarily subject to effective state supervision or licensed by any governmental entity, there is no central registration system for shareholders and it is possible for the Fund to lose its entire ownership rights through fraud,

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negligence or mere oversight. In addition, while applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In Croatia, these risks are limited to investments in securities that are not traded on the national stock exchange. However, in other countries, including Nigeria and Russia, all securities investments are subject to these risks.

The Fund may invest in Sukuk. Sukuk are similar to conventional senior, unsecured bonds but are structured to comply with Sharia, or Islamic, law and its investment principles, which, inter alia, prohibit the charging or paying of interest. Sukuk represent undivided shares in the income generated by an underlying asset or pool of assets (the “Underlying Assets”) and/or contractual payment obligations of an obligor.

Obligors include international financial institutions, corporations, foreign governments and agencies of foreign governments (each, an “Obligor”). Obligors typically arrange for the issue of sukuk through a special purpose vehicle or similar corporate entity (the “Sukuk Issuer”). For sukuk linked to Underlying Assets, title to the Underlying Assets is transferred to the Sukuk Issuer; for sukuk that are not linked to Underlying Assets, the sukuk represents an interest in the income stream generated by one or more contractual payment obligations of the Obligor to the Sukuk Issuer. In either event, the payments received by the investor do not come from interest on such investor’s money.

Since the investors in sukuk purchase an instrument with income or periodic payments linked to a specific income stream, investors are subject to the risk that the relevant Underlying Assets or the contractual payment obligations may not perform as expected, and the flow of income may, accordingly, be slower than expected or may cease altogether. In particular, Sukuk Issuers typically agree to redeem the sukuk at the end of a contractual term at an agreed price, similar to a maturity date. The ability of a Sukuk Issuer to redeem such sukuk is dependent on the income generated by the sukuk during its life and the ability and willingness of the Obligor to make payments to the Sukuk Issuer for payment to the investors.

No collateral, including the Underlying Assets, is pledged as security for sukuk. As unsecured investments, sukuk are backed only by the credit of the Obligor. Sukuk are also subject to the risks associated with developing and emerging market economies, which include, among others, inconsistent accounting and legal principles.

The process to resolve a default or other non-payment event in respect of sukuk is likely to take longer than resolving a default in respect of a bond. In addition, it is possible that evolving interpretations of Sharia law by courts or Islamic scholars on sukuk structures and sukuk transferability, or a determination subsequent to the issuance of a sukuk by courts or Islamic scholars that such sukuk does not comply with Sharia law and its investment principles, could have an adverse effect on the price and liquidity of a such sukuk, similarly-structured sukuk or the sukuk market in general and give rise to defenses of the Obligor and the Sukuk Issuer that amounts under the sukuk are not payable either in full or in part. In addition, investors’ ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction or attach assets of the Sukuk Issuer or the Obligor may be limited. In addition, as with conventional debt instruments, sukuk prices may change in response to global interest rate changes.

While the global sukuk market has grown in recent years, it is significantly smaller than the bond market and there may be times when the market is illiquid and it is difficult to make an investment in, or dispose of, sukuk. Unlike bonds, sukuk are generally held to maturity, and trading is limited to the primary market.

Risks of Investments in Russia. Recent events, including the invasion of Ukraine by Russia, have interjected uncertainty into the global financial markets. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risks related to the economic sanctions on Russia imposed by the United States and/or other countries. Such sanctions which affect companies in many sectors, including energy, financial services and defense, among others, have adversely affected and could adversely affect the global energy and financial markets and, thus, have adversely affected and could affect the value of the Fund’s investments, even beyond any direct or indirect exposure the Fund may have to Russian issuers or the adjoining geographic regions. In addition, certain transactions have or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price. In addition, sanctions, and the Russian government’s response, could result in a downgrade in Russia’s credit rating, devaluation of its currency and/or increased volatility with respect to Russian securities. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and certain issuers of securities in which the Fund invests.

Investments in Subsidiary Risk. The Fund may invest in the shares of one or more wholly owned and controlled Subsidiaries (each, a “Subsidiary”). Investments in a Subsidiary are expected to provide the Fund with exposure to investments within the limitations of Subchapter M of the Code and IRS revenue rulings, as discussed below. Each Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. However, unlike the Fund, a Subsidiary is not subject to diversification requirements. The Fund is the sole shareholder of each

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Subsidiary, and shares of a Subsidiary are not sold or offered to other investors. Each Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the Fund’s prospectus or this SAI, is not subject to the investor protection mechanisms or oversight regime of the 1940 Act. However, because the Fund wholly owns and controls each Subsidiary, and the Fund and each Subsidiary are both managed by the same investment adviser, it is unlikely that a Subsidiary will take action contrary to the interests of the Fund and its shareholders. In addition, changes in the laws of the United States and/or other applicable jurisdictions could result in the inability of the Fund and/or a Subsidiary to operate as described in the Fund’s prospectus and this SAI and could adversely affect the Fund. In particular, there is a risk that the IRS could determine that the income the Fund receives from a Subsidiary is not qualifying income for tax purposes, which could affect the Fund’s qualification as a regulated investment company.

If the Fund fails to qualify as a regulated investment company or the law changes such that a Subsidiary must pay taxes, Fund shareholders would likely suffer decreased investment returns.

The Fund, as a regulated investment company (“RIC”) under the tax rules, is required to realize at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived from investing in such stock, securities or currencies or certain types of publicly traded partnerships (collectively referred to as qualifying income). The IRS has issued final regulations that generally treat the Fund’s income inclusion with respect to a non-U.S. Subsidiary as qualifying income if either (A) there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. The tax treatment of the Fund’s investment in a Subsidiary may be adversely affected by future legislation, Treasury Regulations, court decisions and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

A non-U.S. Subsidiary generally will not be subject to U.S. federal income tax. Such a Subsidiary will, however, be considered a controlled foreign corporation, and the Fund that invests in the Subsidiary will be required to include as annual income amounts earned by the Subsidiary during the applicable year. Furthermore, the Fund will be subject to the distribution requirement applicable to open-end management investment companies on such Subsidiary income, whether or not a Subsidiary actually makes a distribution to the Fund during the taxable year. If a net loss is realized by a Subsidiary, such loss is not generally available to offset the income earned by the Fund, and such loss cannot be carried forward to offset taxable income of the Fund or the Subsidiary in future periods.

LARGE SHAREHOLDER TRANSACTION RISK. The Fund may experience adverse effects when certain large shareholders purchase or request repurchases of large numbers of shares of the Fund. These shareholders (or a single shareholder) may purchase shares or request repurchases of the Fund in large amounts unexpectedly, including as a result of an asset allocation decision made by the Fund’s investment adviser or sub-adviser. Such transactions could adversely affect the ability of the Fund to conduct its investment program. Such large shareholder repurchase requests may cause the Fund to seek to exit portfolio investments at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value. Large repurchase requests could also cause the Fund’s quarterly repurchase offers to be oversubscribed and result in shareholders only having a prorated portion of the shares they requested repurchased. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains and may also increase transaction costs. In addition, large shareholder repurchases could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratios.

LEVERAGE RISK. Certain transactions, including derivatives, to-be-announced investments and other when-issued, delayed delivery or forward commitment transactions, involve a form of leverage. Transactions involving leverage provide investment exposure in an amount exceeding the initial investment. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Certain derivatives have the potential to cause unlimited losses for the Fund, regardless of the size of the initial investment. Leverage may also cause the Fund’s NAV to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. To reduce the risk associated with leveraging, the Fund may “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet margin or collateral requirements when it may not be advantageous to do so.

LIMITATIONS ON TRANSFER; SHARES NOT LISTED; NO MARKET FOR SHARES. The transferability of Shares is subject to certain restrictions contained in the Fund’s Agreement and Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any national securities exchange or other market. No market currently exists for Shares, and the Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable. Although the Adviser and the Fund expect to recommend to the Board of Trustees that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so. Consequently, Shares should only be acquired by investors able to commit their funds for an indefinite

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period of time.

LIQUIDATION OF FUND. The Board may determine to close and liquidate the Fund at any time. In the event of the liquidation of the Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event for shareholders who do not hold their shares in a tax deferred account and, depending on a shareholder’s basis in his or her Fund shares, may result in the recognition of a gain or loss for tax purposes.

LOANS AND LOAN PARTICIPATIONS. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”), or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. The Fund may make certain corporate loan investments as part of a broader group of lenders (together often referred to as a “syndicate”) that is represented by a leading financial institution (or agent bank). The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems or is terminated, the Fund may not recover its investment or recovery may be delayed. Corporate loans may be denominated in currencies other than U.S. dollars and are subject to the credit risk of nonpayment of principal or interest. Further, substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid or lose all or substantially all of its value subsequent to investment. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to the collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

The Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many such loans are relatively illiquid and may be difficult to value.

Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect Fund performance.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks. For example, if a secured bank loan is foreclosed, the Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require the Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.

A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

Floating Rate Loans. The Fund may invest in interests in floating rate loans (often referred to as “floaters”). Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. The Fund may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. Floating rate loans typically have rates of interest that are reset or redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread. The base lending rates are primarily SOFR, and secondarily the prime rate offered by one or more major United States banks

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(the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan or as a participation interest in another lender’s portion of the floating rate loan.

The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss and can hinder the Fund’s ability to meet repurchase requests.

Many loans in which the Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the investment adviser and/or sub-adviser considers, and may rely in part, on analyses performed by others. In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds”. Historically, senior-secured floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations. The sub-adviser does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Some floating rate loans are also subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.

Prepayment Risks. Most floating rate loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline and may offer a greater potential for loss when interest rates rise. In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Further, loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

Market Risks. Significant events, such as turmoil in the financial and credit markets, geopolitical events, terrorist events, and other market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of the markets and cause spreads to widen or interest rates to rise, resulting in a reduction in value of the Fund’s assets. Other economic factors (such as a large downward movement in security prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. The Fund is also subject to income risk, which is the potential for a decline in the Fund’s income due to falling interest rates or market reductions in spread.

Terrorist attacks and related events, including wars in Iraq and Afghanistan and their aftermath, and the continued activities of the militant group known as the Islamic State of Iraq and Syria, have in the past led to increased short-term market volatility and may have short- or long-term effects on U.S. and world economies and markets in the future. A similar disruption of the financial markets, such as the problems in the subprime market, could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to investments in floating rate loans. In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities; as such, these circumstances and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

Material Non-Public Information. The Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

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Regulatory Risk. To the extent that legislation or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans, particularly in connection with highly leveraged transactions, floating rate loans for investment may become less available. Any such legislation or regulation could also depress the market values of floating rate loans. Loan interests may not be considered “securities,” and purchasers, such as the Fund, may, therefore, not be entitled to rely on the anti-fraud protections of the federal securities laws.

Loan Participations. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. As a result, the Fund is subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The lack of a highly liquid secondary market may have an adverse impact on the ability to dispose of particular loan participations when necessary to meet repurchase requests of the Fund’s shares, to meet the Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations also may make it more difficult for the Fund to value these investments for purposes of calculating its net asset value.

Senior Loans. Senior debt (frequently issued in the form of senior notes or referred to as senior loans) is debt that takes priority over other unsecured or otherwise more “junior” debt owed by the issuer. Senior debt has greater seniority in the issuer’s capital structure than subordinated debt. In the event the issuer goes bankrupt, senior debt theoretically must be repaid before other creditors receive any payment. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments in senior loans, and thus the sub-adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, an investment in senior loans by the Fund is particularly dependent on the analytical abilities of its sub-adviser.

An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value even before a default occurs. Further, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect a senior loan’s value.

No active trading market may exist for certain senior loans, which may impair the Fund’s ability to realize full value in the event that it needs to sell a senior loan and may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Although senior loans in which the Fund invests generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrowers’ obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include the invalidation of senior loans.

If a senior loan is acquired through an assignment, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. If a senior loan is acquired through a participation, the acquiring Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the entity selling the participation.

Senior loans in which the Fund may invest may be rated below investment grade. The risks associated with these senior loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. This higher standing of senior loans has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are typically adjusted for changes in short-term interest rates, senior loans generally are subject to less interest rate risk than other below investment grade securities (which are typically fixed rate).

Unsecured Loans. The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. In addition, since they do not afford

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the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.

Delayed Settlement. Compared to securities and to certain other types of financial assets, purchases and sales of senior loans take relatively longer to settle, partly due to the fact that senior loans require a written assignment agreement and various ancillary documents for each transfer and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in the Fund's settlement of a purchase or sale of a senior loan in circumstances where the dealer's corresponding transaction with another party is delayed. Dealers will also sometimes sell senior loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.

This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii) leave the Fund unable to timely vote, or otherwise act with respect to, senior loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a senior loan; (iv) inhibit the Fund's ability to re-sell a senior loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences.

MARKET RISK. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that such markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security or other investment may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events, including wars, military conflicts, pandemics and epidemics, or natural/environmental disasters, could also prevent the Fund from executing advantageous investment decisions in a timely manner.

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The effects to public health, business and market conditions resulting from a pandemic may have significant negative impact on the performance of the Fund’s investments, including exacerbating other pre-existing political, social and economic risks.

Relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the Fed or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. In addition, any decision by the Fed to adjust the target federal funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the Fund. Political turmoil within the U.S. and abroad may also impact the Fund. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

The interconnectedness of certain markets, particularly the markets for novel or emerging products or services, and the related impacts on economies, markets and issuers as well as systemic risk may not be known until a future time, making it difficult to predict the potential impact of adverse events in those markets on the Fund or the Fund's investments.

U.S. and global markets have experienced increased volatility, including as a result of failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and the issuers in which it invests. For example, if a bank in which the Fund or issuer has an account(s) fails, any cash or other assets in that account(s) may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line of credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also

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potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market, economic and/or financial conditions as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and/or the issuers in which it invests.

In the past, the Fed has raised interest rates to address rising inflation. Various economic and political factors could cause the Fed to change its approach in the future and the Fed’s actions may result in an economic slowdown. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the Fund. Political turmoil within the U.S. and abroad may also impact the Fund. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

In addition, following the global financial crisis, the Fed attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. To the extent that the Fed reduces its holdings in securities and raises the federal funds rate, there is a risk that interest rates across the financial industry will rise. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities.

MID-CAP SECURITIES RISK. Mid-capitalization securities involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company’s size, the greater these risks.

MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES RISK. The Fund may hold cash and invest in money market instruments at any time. The Fund may invest some or all of its assets in cash, high quality money market instruments and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions when the adviser or the Fund’s sub-adviser subject to the overall supervision of the adviser, as applicable, deems it appropriate. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that the Fund will achieve its investment objective and it may lose the benefit of market upswings.

Money market instruments include, but are not limited to: (1) banker’s acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars) and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements. The Fund may also invest in registered affiliated and unaffiliated money market funds that invest in money market instruments, as permitted by regulations adopted under the 1940 Act. The Fund’s ability to redeem shares of a money market fund may be impacted by liquidity fees and redemption gates under certain circumstances.

The national debt may adversely impact the U.S. economy and money market instruments in which a Fund may invest. Additionally, the total amount of debt the U.S. Treasury is authorized to incur is subject to a statutory limit. Once the Treasury reaches the debt limit, Congress may need to raise, extend or otherwise modify the limit to enable the Treasury to incur additional debt to pay the obligations of the U.S. Government, including principal and interest payments on certain U.S. Government Securities. The failure, or potential failure, to increase the statutory debt limit could impact the value and increase the volatility of certain money market instruments.

Nature of Portfolio Companies. The Investment Funds will include direct and indirect investments in various

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companies, ventures and businesses. This may include portfolio companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund’s investments may also include portfolio companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such portfolio companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such portfolio companies.

NON-DIVERSIFICATION RISK. A non-diversified fund is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may result in a greater risk of loss. A non-diversified Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

Non-Listed Closed-end; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market will develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. The Fund is not intended to be a typical traded investment. Although the Fund expects to make regular tender offers for the repurchase of Shares, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only a maximum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when or in the amount that you desire. The Fund is not required to conduct tender offers and may not do so in any given quarter.

OPERATIONAL RISKS. An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. Among other things, these errors or failures as well as other technological issues may adversely affect the Fund’s ability to calculate their net asset values in a timely manner, including over a potentially extended period. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund. In addition, as the use of technology increases, the Fund may be more susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or operational capacity. As a result, the Fund may incur regulatory penalties, reputational damage, additional compliance costs associated with corrected measures and/or financial loss. In addition, cybersecurity breaches of the Fund’s third-party service providers or issuers in which the Fund invests may also subject the Fund to many of the same risks associated with direct cybersecurity breaches.

In addition, the Fund may rely on various third-party sources to calculate its net asset value. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or system failures and other technological issues may adversely impact the Fund’s calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation, and/or the inability to calculate net asset value over extended periods. The Fund may be unable to recover any losses associated with such failures.

OTHER INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.

These investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. Generally, the Fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company. In some instances, the Fund may invest in an investment company in excess of these limits; for instance, with respect to investments in money market funds or investments made pursuant to exemptive rules adopted and/or orders granted by the SEC.

Investments listed in closed-end funds are subject to the additional risk that shares of closed-end fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some closed-end funds. Additionally, trading closed-end fund shares may be halted and closed-end fund shares may be delisted by the listing exchange. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of closed-end funds. Closed-end funds are also subject to specific risks depending on the nature of the closed-end fund, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt

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securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio. A business development company (“BDC”), which is a type of closed-end fund, typically invests in small and medium-sized U.S. companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.

The Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. The Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the investment companies and the actual expenses of the investment companies.

BDC expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations.

PREFERRED STOCK RISK. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to debt securities. The value of convertible preferred stocks varies in response to many factors, including, for example, the value of the underlying equity securities, general market and economic conditions and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

PRIVATE PLACEMENT RISK. Investments in private placements are generally considered to be illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause the Fund difficulty in satisfying repurchase requests. In addition, less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine the Fund’s exposure to private placement investments. Private placement investments may subject the Fund to contingent liabilities in the event a private issuer is acquired by another company during the period it is held by the Fund. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on the Fund’s performance.

Some privately placed companies in which the Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. There is no assurance that the marketing efforts of any particular company will be successful or that its business will succeed. In addition, timely or accurate information may at times not be readily available about the business, financial condition and results of operations of the privately held companies in which the Fund invests. Private debt investments also are subject to interest rate risk, credit risk and duration risk.

Private Investments in Public Equity (PIPES). PIPEs are equity securities issued in a private placement by companies that have outstanding, publicly traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund's ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933 (the “Securities Act”), or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund's investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

Indemnification of Investment Funds, Investment Managers and Others. The Fund may agree to indemnify certain of the Investment Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Investment Funds. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected. Indemnification of sellers of secondaries may be required as a condition to purchasing such securities.

Termination of the Fund’s Interest in an Investment Fund. An Investment Fund may, among other things, terminate the Fund’s interest in that Investment Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Investment Fund or if the continued participation of the Fund in the Investment Fund would have a material adverse effect on the

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Investment Fund or its assets. To the extent the Fund, at times, uses an over-commitment strategy, such strategy may increase the risk that the Fund is unable to satisfy a capital call from an Investment Fund.

General Risks of Secondary Investments. The overall performance of the Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to carve out from such purchases those investments that the Advisers consider (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires an Investment Fund interest as a secondary investment, the Fund will generally not have the ability to modify or amend such Investment Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Where the Fund acquires an Investment Fund interest as a secondary investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Investment Fund and, subsequently, that Investment Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Investment Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Investment Fund, there can be no assurance that the Fund would have such right or prevail in any such claim.

The Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including, among other things: (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.

Force Majeure Risk. Investment Funds may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism and labor strikes). Some force majeure events may adversely affect the ability of a party (including an Investment Fund or a counterparty to the Fund or an Investment Fund) to perform its obligations until it is able to remedy the force majeure event. In addition, the cost to an Investment Fund or the Fund of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund may invest specifically. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more Investment Interests or its assets, could result in a loss to the Fund, including if its investment in such Investment Fund is canceled, unwound or acquired (which could be without what the Fund considers to be adequate compensation). Any of the foregoing may therefore adversely affect the performance of the Fund and its investments.

Substantial Fees and Expenses Risk. A shareholder in the Fund that meets the eligibility conditions imposed by one or more Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could potentially invest directly in primaries of such Investment Funds. By investing in the Investment Funds through the Fund, a shareholder in the Fund will bear a portion of the Management Fee and other expenses of the Fund. A shareholder in the Fund will also indirectly bear a portion of the asset-based fees, carried interests or incentive allocations (which are a share of an Investment Fund’s returns which are paid to the Investment Manager) and fees and expenses borne by the Fund as an investor in the Investment Funds. In addition, to the extent that the Fund invests in an Investment Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees. Each Investment Manager receives any incentive-based fee allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally. As a result, an Investment Fund with positive performance may receive compensation from the Fund, even if the Fund’s overall returns are negative.

Incentive Allocation Arrangements. Each Investment Manager may receive a performance fee, carried interest or incentive allocation generally equal to 20% of the net profits earned by the Investment Fund that it manages, typically subject to a preferred return. These performance incentives may create an incentive for the Investment Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation.

Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adversely to the Investment Funds, the investing Investment Funds likely would suffer losses on their investments.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Shareholders should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested or proposes to invest. Possession of that information may limit the ability of the

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Fund to buy or sell securities of the entity.

Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Fund and any interest in the Investment Funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

REGIONAL/COUNTRY FOCUS RISK. To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, social, environmental, regulatory and other risks not typically associated with investing in a larger number of regions or countries. In addition, certain foreign economies may themselves be focused in particular industries or more vulnerable to political changes than the U.S. economy, which may have a pronounced impact on the Fund’s investments. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments. Regional and country focus risk is heightened in emerging markets.

The following sets forth additional information regarding risks associated with investing in certain geographic regions and countries.

Investments in Europe Risk. The Economic and Monetary Union of the European Union requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or European Union regulations on trade, changes in the exchange rate of the euro (the common currency of certain European Union countries), the default or threat of default by a European Union member country on its sovereign debt, and/or an economic recession in a European Union member country may have a significant adverse effect on the economies of European Union member countries and their trading partners. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in other countries). These events may have an adverse effect on the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including European Union member countries that do not use the euro and non-European Union member countries. If any member country exits the European Monetary Union, the departing country would face the risks of currency devaluation and its trading partners and banks and others around the world that hold the departing country’s debt would face the risk of significant losses. In addition, the resulting economic instability of Europe and the currency markets in general could have a severe adverse effect on the value of securities held by the Fund.

The potential departure of one or more countries from the European Union has and may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets.

Certain European countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on the U.S. for trade. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the European Union have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of European Union countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value (and liquidity) of the Fund’s investments.

Investments in Asia Risk. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions.

Investments in China Risk. Investments in securities of companies domiciled in the People’s Republic of China (“China” or the

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“PRC”) involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries. Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration. China has a complex territorial dispute regarding the sovereignty of Taiwan; Taiwan-based companies and individuals are significant investors in China. Potential military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect the performance of the Chinese economy.

The U.S. government may occasionally place restrictions on investments in Chinese companies. For example, a rulemaking implemented by the Department of the Treasury’s Office of Foreign Assets Control prohibits U.S. persons from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or are designed to provide exposure to, such securities) of any Chinese company identified as a Chinese Military Industrial Complex Company (“OFAC Rules”). A number of Chinese issuers have been designated under this program and more could be added. Certain implementation matters related to the scope of, and compliance with, the OFAC Rules have not yet been fully resolved, and the ultimate application and enforcement of the OFAC Rules may change. As a result, the OFAC Rules and related guidance may significantly reduce the liquidity of such securities, force the Fund to sell certain positions at inopportune times or for unfavorable prices, and restrict future investments by the Fund. Designation as a CMIC may also lead to securities in such CMIC (together with securities of other Chinese-based issuers) to fall in market price and liquidity, and the Fund may incur a loss as a result.

The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, the imposition of sanctions and other government restrictions by the United States and other governments may also result in losses.

The Chinese government may intervene in the Chinese financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect market price and liquidity of these stocks and may have an unpredictable impact on the investment activities of the Fund. Furthermore, such market interventions may have a negative impact on market sentiment which may in turn affect the performance of the securities markets and as a result the performance of the Fund. Segments of China’s private debt markets (e.g., non-investment grade debt or “junk bonds”) may at times become relatively concentrated by a limited number of large issuers in one or more industries (e.g., real estate). The default or threat of default by one or more such large issuers could have adverse consequences on other issuers in such industries or related industries.

In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the United States with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that the Fund may not be recognized as the owner of securities that are held on behalf of the Fund by a sub-custodian. The Fund thus faces the risk of being unable to enforce its rights with respect to its holdings of Chinese investments.

The RMB, China’s official currency, is currently not a freely convertible currency and is subject to foreign exchange control policies and repatriation restrictions imposed by the Chinese government. The imposition of currency controls may negatively impact performance and liquidity of the Fund as capital may become trapped in the PRC. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. At times, there may be insufficient offshore RMB for the Fund to remain fully invested in Chinese equities. Investing in entities either in, or which have a substantial portion of their operations in, the PRC may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs and delays to the Fund.

While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market.

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China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers. The tax laws and regulations in the PRC are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by the PRC tax authorities are not as consistent and transparent as those of more developed nations and may vary over time and from region to region. The application and enforcement of the PRC tax rules could have a significant adverse effect on the Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents. In addition, the accounting, auditing and financial reporting standards and practices applicable to Chinese companies may be less rigorous and may result in significant differences between financial statements prepared in accordance with PRC accounting standards and practices and those prepared in accordance with international accounting standards.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. A reverse repurchase agreement is a term used to describe the opposite side of a repurchase transaction and represents a form of borrowing. The party that purchases and later resells a security is said to perform a repurchase; the other party, that sells and later repurchases a security is said to perform a reverse repurchase. The Fund is permitted to enter into fully collateralized repurchase agreements. The Fund’s Board of Trustees has delegated to the sub-adviser the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Fund will engage in repurchase agreements. The sub-adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. The Fund could also lose money if it is unable to recover the securities and the value of any collateral held by the Fund, if applicable, to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If the Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. The use of reverse repurchase agreements may increase the possibility of fluctuation in the Fund’s net asset value.

Repurchase Offers Risk. The Fund expects to make periodic quarterly offers to repurchase Shares at NAV, pursuant to Rule 13e-4 under the Securities Exchange Act of 1934, as amended. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders and repurchases generally will be funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratios. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a shareholder submits a repurchase request and closing date of the tender offer. Such fluctuations may be exacerbated by currency fluctuations to the extent the Fund invests in foreign markets and other market developments. The NAV on the valuation date for the tender offer may be higher or lower than on the date a shareholder submits a repurchase request. See “Repurchases and Transfers of Shares” in the Prospectus.

The Fund may postpone or suspend repurchase offers or may elect not to make a tender offer in any given quarter. A postponement or suspension may occur only if approved by a vote of a majority of the Board of Trustees, including a majority of the Independent Trustees. The Fund or your financial intermediary will send you a notice if there is such a determination and if a repurchase offer is renewed after a suspension or postponement.

RESTRICTED SECURITIES RISK. The Fund may invest in securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less

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than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing and may not function as efficiently as established markets. Owning a large percentage of restricted securities could hamper the Fund’s ability to raise cash to meet repurchase requests. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted securities. Where registration is required for restricted securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security. The Fund may purchase securities that may have restrictions on transfer or resale (including Rule 144A securities and Regulation S securities). “Rule 144A” securities (and equivalent securities issued pursuant to Regulation S of the 1933 Act) are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when the Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, the Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of a security. Offerings of Regulation S securities may be conducted outside of the United States. Regulation S securities are generally less liquid than registered securities, as a result, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.

Depending upon the circumstances, the Fund may only be able to sell these securities in the United States if an exemption from registration under the federal and state securities laws is available or may only be able to sell these securities outside of the United States (such as on a foreign exchange). These securities may either be determined to be liquid or illiquid pursuant to policies and guidelines established by the Fund’s Board of Trustees. See also “Private Placement Risk” above.

SECTOR CONCENTRATION RISK. An Investment Fund may concentrate its investments in specific industry sectors. This focus may constrain the liquidity and the number of portfolio companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration. The Fund expects to focus its investments in the information technology, healthcare, consumer discretionary and consumer staples, business services, and industrials sectors.

Information Technology Sector Risk. The Fund’s performance may be closely tied to the performance of information technology issuers and, as a result, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Consumer Discretionary and Consumer Staples Sector Risk. Companies in the consumer discretionary and consumer staples

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sectors are subject to the risks associated with adverse changes in consumer sentiment and buying patterns, the effects of inflation and disruptions in the supply chain that negatively impact the availability of products. Companies in these sectors may also be adversely affected by supply and demand for certain products and services, price fluctuations, product obsolescence and product liability claims, governmental regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the consumer sectors may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

Healthcare Sector Risk. Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments, and their products may quickly become obsolete. The profitability of healthcare-related companies may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Patents have a limited duration, and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, which can cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.

Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Further, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Changes in governmental policies or laws may span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, which can result in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business.

Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Additionally, the expansion of facilities by healthcare-related providers may be subject to “determinations of need” by certain government authorities. This process not only generally increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities.

Business Services Risk. Companies in the business services sector can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees. The success of companies that provide business-related services is, in part, subject to continued demand for business services as companies and other organizations seek alternative, cost-effective means to meet their economic goals.

Industrials Sector Risk. The Fund's performance may be closely tied to the performance of industrials issuers and, as a result, may be more volatile than the performance of more broadly diversified funds. The prices of securities in the industrials sector can be volatile and can be impacted significantly by supply and demand for certain products and services, product obsolescence and product liability claims, government regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

SMALL CAPITALIZATION SECURITIES RISK. The Fund may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable than securities of larger or more well-established companies. Historically, small market capitalization securities and securities of recently organized companies are subject to increased price volatility due to: (i) less certain growth prospects; (ii) lower degrees of liquidity in the markets for such securities; (iii) thin trading that could result in the securities being sold at a discount or in small lots over an extended period of time; (iv) limited product lines, markets or financial

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resources; (v) dependence on a few key management personnel; (vi) increased sensitivity to changes in interest rates, borrowing costs and earnings; (vii) difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies; (viii) greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and (ix) greater difficulty borrowing money to continue or expand operations. When the Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of the Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.

Special Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to satisfy the requirements each taxable year necessary to qualify as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from the Investment Interests in which the Fund is invested.

Some of the income that the Fund may earn directly or through an Investment Interest, such as income recognized from an equity investment in an operating partnership, may not satisfy the source-of-income test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the source-of-income test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to shareholders.

If before the end of any quarter of its taxable year, the Fund believes that it may fail any of the asset diversification requirements, the Fund may seek to take certain actions to avert such a failure. However, certain actions typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the diversification discrepancy) may be difficult for the Fund to pursue because the Fund may redeem its interest in an Investment Fund only at certain times specified by the governing documents of each respective Investment Fund. While the Code ordinarily affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a redemption from an Investment Fund referred to above may limit utilization of this cure period.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) to shareholders would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.

Additional Tax Considerations; Distributions to Shareholders and Potential Fund-Level Tax Liabilities. The Fund expects to distribute substantially all of its net ordinary income and net capital gains to shareholders. These distributions are respectively characterized as ordinary dividend income or long-term capital gain when distributed as dividends for U.S. federal income tax purposes to shareholders. The Fund will inform shareholders of the amount and character of its distributions to shareholders. See “Taxation” below for more information. If the Fund distributes (or is deemed to have distributed) in respect of any calendar year less than an amount at least equal to the sum of 98% of its calendar year ordinary income (taking into account certain deferrals and elections), 98.2% of its capital gain net income (determined on the basis of a one-year period ended on October 31 of such calendar year, and adjusted for certain ordinary losses), plus any such amounts that were not distributed in previous calendar years, then the Fund will generally be subject to a nondeductible 4% excise tax with respect to the Fund’s undistributed amounts. The Fund will not be subject to this excise tax on any amount which the Fund incurred an entity-level U.S. federal income tax.

In addition, the Fund may invest in Investment Funds located outside of the U.S. or other non-U.S. portfolio company or entities which may be considered passive foreign investment companies (“PFICs”) or controlled foreign corporations (“CFCs”) for U.S. federal income tax purposes. As a result, the Fund may, in a particular taxable year, be required to make ordinary income distributions in excess of the net economic income from such investments with respect to such taxable year. Furthermore, income or gain from such Investment Funds or other entities may be subject to non-U.S. withholding or other taxes. Any such withholding or other taxes would reduce the return on the Fund’s investment in such Investment Funds and thus on the shareholders’ investment in the Fund.

TO BE ANNOUNCED (TBA) TRANSACTIONS RISK. TBA investments include when-issued and delayed delivery securities and forward commitments. The Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. The Fund may sell the securities before the settlement date if the sub-adviser deems it advisable. Distributions attributable to any gains realized on such a sale are taxable to shareholders. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction

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will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future but will lose the opportunity to profit if the price rises. The Fund may purchase or sell undrawn or delayed draw loans.

Short Sales of TBA Investments Risk. The Fund may also engage in shorting of TBAs. When the Fund enters into a short sale of a TBA investment it effectively agrees to sell at a future price and date a security it does not own. Although most TBA short sales transactions are closed before the Fund would be required to deliver the security, if the Fund does not close the position, the Fund may have to purchase the securities needed to settle the short sale at a higher price than anticipated, which would cause the Fund to lose money. The Fund may not always be able to purchase the securities required to settle a short sale at a particular time or at an attractive price. The Fund may incur increased transaction costs associated with selling TBA securities short. In addition, taking short positions in TBA securities results in a form of leverage, which could increase the volatility of the Fund’s returns.

U.S. GOVERNMENT SECURITIES RISK. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, which is the risk that the U.S. Treasury will be unable to meet its payment obligations. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Valuation Risk. Investors who purchase shares of the Fund on, or whose repurchase requests are valued on, days when the Fund is holding instruments that have been fair valued may receive fewer or more shares or lower or higher repurchase proceeds than they would have received if the instruments had not been fair valued or if an alternate valuation methodology was employed. Such risks may be more pronounced in a rising interest rate environment, and, to the extent the Fund holds a significant percentage of fair valued or otherwise difficult to value securities, it may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value” in the Prospectus. Portions of the Fund’s portfolio that are fair valued or difficult to value vary from time to time. The Fund’s shareholder reports contain detailed information about the Fund’s holdings that are fair valued or difficult to value, including values of such holdings as of the dates of the reports.

Valuation of Private Investments Risk. The Fund’s ownership interests in private investments are not publicly traded and the Fund will use internal pricing methodologies to provide pricing information for private investments. The value of investments that are not publicly traded may not be readily determinable, and the Valuation Designee will value these investments at fair value as determined in good faith pursuant to the Valuation Procedures, including to reflect significant events affecting the value of the Fund’s investments. Certain of the Fund’s investments may be classified as Level 3 under Topic 820 of the U.S. Financial Accounting Standards Board’s Accounting Standards Codification, as amended, Fair Value Measurements and Disclosures (“ASC Topic 820”). This means that the Fund’s portfolio valuations will be based on significant unobservable inputs and the Fund’s own assumptions about how market participants would price the asset or liability in question. The Fund expects that inputs into the determination of fair value of the Fund’s portfolio investments will require significant judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. The valuation of the Fund’s investments in Investment Funds is ordinarily determined based upon valuations provided by the Investment Managers on a quarterly basis. Although such valuations are provided on a quarterly basis, the Fund will provide valuations, and will issue Shares, on a monthly basis. In this regard, an Investment Manager may face a conflict of interest in valuing the securities, as their value may affect the Investment Manager’s compensation or its ability to raise additional funds. The Valuation Designee may face a similar conflict of interest with respect to its valuation of the Fund’s assets. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Investment Manager or the Valuation Designee, the accuracy of the valuations provided by the Investment Managers, that the Investment Managers will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Managers’ policies and procedures and systems will not change without notice to the Fund. To the extent that the Fund does not receive timely information from the Fund’s portfolio investments regarding their valuations, the Fund’s ability to accurately calculate its net asset value will likely be impaired. As a result, an Investment Manager’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Valuation Designee’s determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed. The Fund’s net asset value could be adversely affected if the Valuation Designee’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

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The Fund relies primarily on information provided by Investment Managers of Investment Funds in valuing the Fund’s investments in such Investment Funds. There is a risk that inaccurate valuations provided by Investment Managers of Investment Funds could adversely affect the value of the Fund’s Shares. In addition, there can be no assurance that an Investment Manager of an Investment Fund will provide advance notice of any material change in such Investment Fund’s investment program or policies, therefore the Fund may be subject to additional risks, which may not be promptly identified by the Sub-Advisers.

Valuations Subject to Adjustment. The Fund determines its month-end net asset value based upon the quarterly valuations reported by the Investment Funds, which may not reflect market or other events occurring subsequent to the quarter-end. These events could potentially cause illiquidity and volatility in global financial markets that disrupt business operations of underlying portfolio companies as well as market expectations, the impact of which may not be accurately reflected in the daily valuations of the Investment Funds and/or their underlying holdings. The Valuation Designee will use commercially reasonable efforts to fair value the Fund’s holdings in Investment Funds to reflect such events, consistent with its valuation policies; however, there is no guarantee the Valuation Designee will correctly fair value such investments. Additionally, the valuations reported by Investment Funds may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Investment Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Investment Funds or revisions to the net asset value of an Investment Fund or direct private equity investment adversely affect the Fund’s net asset value, the remaining outstanding Shares may be adversely affected by prior repurchases to the benefit of shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New shareholders may be affected in a similar way.

Additionally, shareholders should be cognizant that since the Fund and the Investment Funds largely hold illiquid private investments, the valuations of these assets typically lag compared to investments in the public markets in both rising and falling markets. The lag that private investments valuations exhibit could be exacerbated for the Fund since the Investment Funds may not adjust capital statements for market movements during intra-quarter periods. Shareholders should consider the lag effect that comes with valuing private investments, particularly during times of heightened volatility. The lag as compared to the public markets may impact valuation and pricing of the Shares and could result in a positive or negative effect on shareholders depending on the direction of the market movements and the nature of shareholder transactions.

Venture Capital. An Investment Fund may invest and the Fund may co-invest in venture capital. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

VOLATILITY RISK. The risk that the value of the Fund’s investments may fluctuate significantly over short periods of time. Volatility may cause the Fund’s share price, yield and/or total return to experience significant changes in value over short periods of time.

WARRANTS AND RIGHTS RISK. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a specific price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments. The market for warrants may be limited and it may be difficult for the Fund to sell a warrant promptly at an advantageous price.

ZERO COUPON SECURITIES. Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued and traded at a discount to their face value. The discount varies as the securities approach their maturity date (or the date on which interest payments are scheduled to begin). While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market rates than comparable securities that pay interest currently. Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.

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INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and principal investment strategies of the Fund are described in the Fund’s prospectus. Additional information concerning certain of the Fund’s investments, strategies and risks is set forth below.

A.       FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

The Fund has adopted the fundamental investment restrictions set forth below. Fundamental investment restrictions may not be changed with respect to the Fund without the approval of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act and as used in the prospectus and this SAI, a “majority of the outstanding voting securities” means the lesser of (1) the holders of 67% or more of the outstanding shares of the Fund (or a class of the outstanding shares of the Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

Unless otherwise provided below, all references below to the assets of the Fund are in terms of current market value.

The Fund:

1. will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

2. will not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;

3. will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

5. will not purchase or sell real estate, except to the extent permitted under the 1940 Act and the rules and regulations thereunder, as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;

6. will not invest in physical commodities or contracts relating to physical commodities, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time and as set forth in the Fund’s prospectus and SAI;

7. will not purchase securities on margin, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction; and

8. will not engage in short sales or write put or call options, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction.

B.       NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

The following restrictions are non-fundamental restrictions and may be changed by the Board of Trustees of the Fund (the “Board”) without shareholder approval.

The Fund may not:

1. Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Fund’s investment policies as set forth in its prospectus and this SAI, as they may be amended from time to time, and applicable law.

C.       NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUND

The Fund must:

1. Maintain its assets so that, at the close of each quarter of its taxable year,

(a)       at least 50% of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans), limited in respect of any one issuer to no more than 5% of the fair market value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and

(b)       no more than 25% of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

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These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the Board without shareholder approval to the extent appropriate in light of changes to applicable tax law requirements.

D.        CLASSIFICATION

The Fund has elected to be classified as a non-diversified closed-end management investment company. As a non-diversified management investment company, the Fund is not required to comply with the diversification rules of the 1940 Act, although the Fund must meet the tax-related diversification requirements set forth in Section C above.

The Fund may change its classification status from non-diversified to diversified without the prior approval of shareholders.

E.       ADDITIONAL INFORMATION REGARDING INVESTMENT RESTRICTIONS

The information below is not considered to be part of the Fund’s fundamental policies and is provided for informational purposes only.

If the percentage restrictions on investments described in this SAI and the Fund’s Prospectus are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in the values of securities or loans, a change in the Fund’s net assets or a change in security characteristics is not a violation of any of such restrictions.

With respect to investment restriction A.2, the 1940 Act does not define what constitutes “concentration” in an industry. However, the U.S. Securities and Exchange Commission (“SEC”) has taken the position that an investment in excess of 25% of the Fund’s total assets in one or more issuers conducting their principal business activities in the same industry generally constitutes concentration. The Fund does not apply this restriction to municipal securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies. For purposes of this restriction, each foreign government is considered to be a separate industry. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. In addition, for purposes of the Fund’s concentration policy set forth in investment restriction A.2, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities that are not mortgage-backed securities shall not be considered part of any industry. However, for purposes of this restriction, each foreign government is considered to be a separate industry. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. To the extent an underlying Investment Fund has adopted an 80% policy that indicates investment in a particular industry, the Fund will take such policy into consideration for purposes of the Fund’s industry concentration policy set forth in investment restriction A.2.

With respect to investment restriction A.5, the 1940 Act does not directly restrict the Fund’s ability to invest in real estate but does require that every fund have the fundamental investment policy governing such investments. The Fund may acquire real estate as a result of ownership of securities or other instruments and the Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.

With respect to investment restriction A.6, although the 1940 Act does not directly limit the Fund’s ability to invest in physical commodities or contracts relating to physical commodities, the Fund’s investments in physical commodities or contracts relating to physical commodities may be limited by the Fund’s intention to qualify as a registered investment company, as at least 90% of its gross income must come from certain qualifying sources of income, and income from physical commodities or contracts relating to physical commodities does not constitute qualifying income for this purpose. Other restrictions that could also limit the Fund’s investment in physical commodities or contracts relating to physical commodities include where that investment implicates the Fund’s diversification, concentration, or securities-related issuer policies, and where the Fund would need to take certain steps as set forth in its policies to avoid being considered to issue any class of senior securities.

F.       CERTAIN INVESTMENT STRATEGIES, RISKS AND CONSIDERATIONS

The investment objective and principal investment strategies for the Fund are discussed in the Fund’s prospectus. Certain descriptions in the Fund’s prospectus and this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument that the Fund may purchase are meant to describe the spectrum of investments that the Fund’s sub-adviser, in its discretion, might, but is not required to, use in managing the Fund’s portfolio assets in accordance with the Fund’s investment objective, policies and restrictions. The sub-adviser, in its discretion, may employ any such practice, technique or instrument for the Fund for which it serves as sub-adviser. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

The rules under the Commodity Exchange Act (“CEA”) require that the adviser either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the Commodity Futures Trading Commission as a “commodity pool operator” (“CPO”) with respect to the Fund and be required to operate the Fund in compliance with certain disclosure, reporting, and recordkeeping requirements. Under current CFTC rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company that it advises uses futures contracts, options on such futures, commodity options and certain swaps

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solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts.

HFMC has elected to claim an exclusion from the definition of CPO with respect to the Fund. As a result, the Fund will not purchase commodity futures, commodity options contracts, or swaps if, immediately after and as a result of such purchase, (i) the Fund’s aggregate initial margin and premiums posted for its non-bona fide hedging trading in these instruments exceeds 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses and excluding the in-the-money amount of an option at the time of purchase) or (ii) the aggregate net notional value of the Fund’s positions in such instruments not used solely for bona fide hedging purposes exceeds 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses).

The Fund may choose to change its election at any time. If the Fund operates subject to CFTC regulation, it may incur additional expenses.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness, including the issuance of debt or preferred shares of beneficial interest. Current law, as interpreted by the SEC and its staff, provides that, in the case of a senior security representing indebtedness, a closed-end investment company must have asset coverage of 300% immediately after such issuance, and no dividends on the company’s stock may be made unless the indebtedness generally has an asset coverage at that time of 300%. In the case of a class of senior security representing a stock, a closed-end investment company must have asset coverage of 200% immediately after such issuance, and no dividends on the company’s stock may be made unless the preferred stock generally has an asset coverage at that time of 200%. Shareholders of preferred stock also must have the right, as a class, to elect at least two trustees at all times and to elect a majority of trustees if dividends on their stock are unpaid in certain amounts.

Notwithstanding any of the foregoing policies, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Fund shall, within 90 days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

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FUND MANAGEMENT

Board of Trustees

The Board of Trustees and officers of the Fund, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below. The Fund’s Board of Trustees (i) provides broad supervision over the affairs of the Fund and (ii) elects officers who are responsible for the day-to-day operations of the Fund and the execution of policies formulated by the Board of Trustees. The first table below provides information about those trustees who are deemed not to be “interested persons” of the Fund, as that term is defined in the 1940 Act (i.e., “non-interested trustees”), and the second table below provides information about the Fund’s “interested” trustee and the Fund’s officers.

NON-INTERESTED TRUSTEES

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE FUND	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
HILARY E. ACKERMANN (1956)	Trustee	Since 2022	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	79	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation (“Vistra”) in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann served as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to December 2022. In June 2025, Ms. Ackermann joined the Board of Directors of Eco Wave Power.
ROBIN C. BEERY (1967)	Trustee	Since 2022	Ms. Beery is a Partner at ArrowMark Partners (a boutique alternatives investment manager). She has served as a consultant to ArrowMark Partners since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	79	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and has been a member of the Compensation Committee and the Risk Committee since January 2015.
DERRICK D. CEPHAS (1952)	Trustee	Since 2022	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	79	Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust and is a member of the Compensation Committee and the Nominating and Governance

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NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE FUND	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
					Committee.
CHRISTINE R. DETRICK (1958)	Trustee and Chair of the Board	Since 2022	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	79	Ms. Detrick currently serves as a Director and Chair of the Nominating and Governance Committee of Charles River Associates (May 2020 to present); and currently serves as a Director of Capital One Financial Corporation (since November 2021). Ms. Detrick served as a Director and Chair of Altus Power, Inc. (December 2021 to April 2025).
JOHN J. GAUTHIER (1961)	Trustee	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Assurance, LTD, AG (a global provider of property, casualty and specialty insurance and reinsurance solutions).	79	Mr. Gauthier currently serves as a Director and Chair of the Investment Committee of Reinsurance Group of America, Inc. (from 2018 to present); currently serves as a Director and the Chair of the Compensation Committee of Hamilton Insurance Group, Ltd. (October 2023 to present).
ANDREW A. JOHNSON (1962)	Trustee	Since 2022	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	79	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Trustee	Since 2022	Mr. Rosenberg was a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to August 2024).	79	None
DAVID SUNG (1953)	Trustee	Since 2022	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	79	Mr. Sung currently serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to

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NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE FUND	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
present); currently serves as a Director of Coller Secondaries Private Equity Opportunities Fund (April 2024 to present).

*	The address for each Trustee is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
**	Term of Office: Each Trustee holds an indefinite term until his or her retirement, resignation, removal, or death. Trustees generally must retire no later than December 31 of the year in which the Trustee turns 75 years of age.

*** The portfolios of the “Fund Complex” include the Fund and the operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.

OFFICERS AND INTERESTED TRUSTEE

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE FUND	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE
GREGORY A. FROST**** (1970)	Trustee, President and Chief Executive Officer	Trustee, President and Chief Executive Officer since January 2025	Mr. Frost has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Frost served as Chief Financial Officer of Hartford Funds Management Group, Inc. (“HFMG”) from December 3, 2012 until December 31, 2024. Since January 1, 2025, Mr. Frost serves as Chairman, Director, President, and Senior Managing Director for HFMG. Mr. Frost also serves as Chairman of the Board, President, Manager, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Chairman of the Board, Manager, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	79	None
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2022	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since 2022

Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013) and Chief Compliance Officer of HFMG (since January 2025). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President (since December 2013), and AML Officer (since August 2022) of HFD, and served as President and Chief Executive

				N/A	N/A

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NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE FUND	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE
Officer of HFD (from April 2018 to June 2019).
VERNON J. MEYER (1964)	Vice President and Chief Investment Officer	Vice President since 2022; Chief Investment Officer since February 2025	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013) and Chief Investment Officer of HFMG (since January 2025). Mr. Meyer also serves as Managing Director and Chief Investment Officer of Lattice (since January 2025). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
ERNIE OVERHOLT (1969)	Executive Vice President and Chief Operations Officer	Since 2024	Mr. Overholt serves as Vice President and Chief Operations Officer of the Trust (since May 2024). Mr. Overholt serves as Executive Vice President of HFD, HFMC, Lattice and HASCO (since April 2026). Mr. Overholt served as Vice President of HFD, HFMC, Lattice and HASCO (from June 2024 to March 2026). Mr. Overholt also serves as Executive Vice President and Chief Operating Officer of HFMG (since January 2025). Prior to joining HFMC in 2024, Mr. Overholt was Head of Enterprise Risk Strategy at The Vanguard Group. Prior to that, Mr. Overholt spent 25 years in numerous senior leadership positions with Janus Henderson Investors.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2022	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
ANKIT PURI (1984)	Treasurer	Since 2023	Mr. Puri serves as a Vice President of HFMG (since April 2025). Mr. Puri serves as Treasurer of the Fund (since September 2023). Mr. Puri serves as Assistant Treasurer and Vice President of HFMC (since September 2023). Prior to joining HFMC in 2023, Mr. Puri was a Fund Accounting Director, Investment Management Services, at SEI Investments (July 2021 through August 2023), an Associate Director, Fund Accounting Policy at The Vanguard Group (September 2020 to June 2021), and served in various positions at Ernst & Young LLP (October 2014 through September 2020).	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2022	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Mr. Phillips also serves as Vice President and Assistant Secretary of Lattice (since April 2026). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

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NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE FUND	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE
Nancy Scholz	AML Compliance Officer	AML Compliance Officer since July 2026	Ms. Scholz serves as VP of HFMG (since 2018); Chief Compliance Officer of HASCO (since January 2025) and Anti-Money Laundering Officer (since April 2026) of HFD and HASCO.	N/A	N/A

*	The address for each officer and Trustee is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
**	Term of Office: Each Trustee holds an indefinite term until the Trustee’s retirement, which must be no later than December 31 of the year in which the Trustee turns 75 years of age, or the Trustee’s resignation, removal, or death prior to the Trustee’s retirement. Each Fund officer generally serves until his or her resignation, removal or death.
***	The portfolios of the “Fund Complex” include the Fund and the operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
****	“Interested person,” as defined in the 1940 Act, of the Fund because of the person’s affiliation with, or equity ownership of, Hartford Funds Management Company, LLC (“HFMC” or the “Adviser”), Hartford Funds Distributors, LLC (“HFD”) or affiliated companies.

All trustees and officers of the Fund also hold corresponding positions with The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford Funds Exchange-Traded Trust and Lattice Strategies Trust.

BOARD OF TRUSTEES.

The Fund has a Board of Trustees. The Board is responsible for oversight of the Fund. The Board elects officers who are responsible for the day–to-day operations of the Fund. The Board oversees the Adviser and the other principal service providers of the Fund. As described in more detail below, the Board has established five standing committees that assist the Board in fulfilling its oversight responsibilities: the Audit Committee, Compliance and Risk Oversight Committee, Contracts Committee, Investment Committee and Nominating and Governance Committee (collectively, the “Committees”).

The Board is chaired by an Independent Trustee. The Independent Chair (i) presides at Board meetings and participates in the preparation of agendas for the meetings, (ii) acts as a liaison with the Fund’s officers, investment adviser and other trustees between meetings and (iii) coordinates Board activities and functions with the Chair of the Committees. The Independent Chair may also perform such other functions as may be requested by the Board from time to time. The Board has determined that the Board’s leadership and committee structure is appropriate because it provides a foundation for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment. In addition, the committee structure permits an efficient allocation of responsibility among the Trustees.

The Board oversees risk as part of its general oversight of the Fund and risk is addressed as part of various Board and Committee activities. The Fund is subject to a number of risks, including investment, compliance, financial, operational and valuation risks. The Fund’s service providers, which are responsible for the day to day operations of the Fund, apply risk management in conducting their activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all risks and their possible effects. The Audit Committee, Compliance and Risk Oversight Committee, and Investment Committee receive reports or other information from management regarding risk assessment and management. In addition, the Adviser has established an internal committee focused on risk assessment and risk management related to the operations of the Fund and the investment adviser, and the chair of that committee reports to the Compliance and Risk Oversight Committee on a semi-annual basis (or more frequently if appropriate). The Compliance and Risk Oversight Committee assists the Board in overseeing the activities of the Fund’s chief compliance officer (“CCO”), and the CCO provides an annual report to the Compliance and Risk Oversight Committee and the Board regarding material compliance matters. The Compliance and Risk Oversight Committee and the Board receive and consider other reports from the CCO throughout the year. The Investment Committee assists the Board in overseeing investment matters. The Investment Committee receives reports from the investment adviser relating to investment performance, including information regarding investment risk. The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and valuation risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

STANDING COMMITTEES.

As described in more detail below, the Board has established five standing committees that assist the Board in fulfilling its oversight responsibilities: the Audit Committee; Compliance and Risk Oversight Committee; Contracts Committee; Investment Committee; and Nominating and Governance Committee (collectively, the “Committees”). The Fund does not have a standing compensation committee; however, the Nominating and Governance Committee is responsible for making recommendations to the Board regarding the

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compensation of the non-interested members of the Board. The Board has adopted written charters for the Audit Committee, the Compliance and Risk Oversight Committee, the Investment Committee, and the Nominating and Governance Committee.

The Audit Committee currently consists of the following non-interested trustees: Hilary E. Ackermann, Derrick D. Cephas, Paul L. Rosenberg, and David Sung. The Audit Committee (i) oversees the Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) assists the Board of Trustees in its oversight of the qualifications, independence and performance of the Fund’s independent registered public accounting firm; the quality, objectivity and integrity of the Fund’s financial statements and the independent audit thereof; and the performance of the Fund’s internal audit function; and (iii) acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Fund’s independent registered public accounting firm reports directly to the Audit Committee, and the Audit Committee regularly reports to the Board of Trustees.

Management is responsible for maintaining appropriate systems for accounting. The Fund’s independent registered public accounting firm is responsible for conducting a proper audit of the Fund’s financial statements and is ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject to approval by the non-interested trustees and ratification by the Fund shareholders, as required) and evaluate the Fund’s independent registered public accounting firm, to determine the compensation of the Fund’s independent registered public accounting firm and, when appropriate, to replace the Fund’s independent registered public accounting firm.

The Compliance and Risk Oversight Committee currently consists of Hilary E. Ackermann, Derrick D. Cephas, Paul L. Rosenberg, and David Sung. The Compliance and Risk Oversight Committee assists the Board in its oversight of the adoption and implementation of compliance and enterprise risk management policies and procedures.

The Contracts Committee currently consists of all non-interested trustees of the Fund: Hilary E. Ackermann; Robin C. Beery; Derrick D. Cephas; Christine R. Detrick; John J. Gauthier; Andrew A. Johnson; Paul L. Rosenberg; and David Sung. The Contracts Committee assists the Board in its consideration and review of fund contracts and the consideration of strategy related matters.

The Investment Committee currently consists of Robin C. Beery, John J. Gauthier; and Andrew A. Johnson. The Investment Committee assists the Board in its oversight of the Fund’s investment performance and related matters.

The Nominating and Governance Committee currently consists of all non-interested trustees of the Fund: Hilary E. Ackermann; Robin C. Beery; Derrick D. Cephas; Christine R. Detrick; John J. Gauthier; Andrew A. Johnson; Paul L. Rosenberg; and David Sung. The Nominating and Governance Committee: (i) screens and selects candidates to the applicable Board of Trustees and (ii) periodically reviews and evaluates the compensation of the non-interested trustees and makes recommendations to the Board of Trustees regarding the compensation of, and expense reimbursement policies with respect to, non-interested trustees. The Nominating and Governance Committee is also authorized to consider and make recommendations to the Board regarding governance policies, including, but not limited to, any retirement policy for non-interested trustees. The Nominating and Governance Committee will consider nominees recommended by shareholders for non-interested trustee positions if a vacancy among the non-interested trustees occurs and if the nominee meets the Committee’s criteria.

During the fiscal year ended March 31, 2026, the above referenced committees (or sub-committee thereof) met the following number of times: Audit Committee — 4 times, Investment Committee — 4 times, Nominating and Governance Committee — 3 times, Contracts Committee — 1 time and Compliance and Risk Oversight Committee — 4 times.

TRUSTEE QUALIFICATIONS.

The governing documents for the Fund do not set forth any specific qualifications to serve as a Trustee. The Charter for the Nominating and Governance Committee sets forth criteria that the Committee should consider as minimum requirements for consideration as an independent trustee, including: 15 years of business or academic experience in a management, administrative or other oversight capacity; a college degree or business experience equivalent to a college degree; an ability to invest in the Fund; a person of high ethical standards; and a person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of Fund shareholders.

The Board has concluded, based on each trustee’s experience, qualifications, attributes and/or skills, on an individual basis and in combination with those of other trustees, that each trustee is qualified to serve as a trustee for the Fund. Among the attributes and skills common to all trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Fund, the ability to interact effectively with management and service providers, and the ability to exercise independent business judgment. Where applicable, the Board has considered the actual service of each trustee in concluding that the trustee should continue to serve. Each trustee’s ability to perform his or her duties effectively has been attained through the trustee’s education and work experience, as well as service as a trustee for the Fund and/or other entities. Additional details regarding the background of each trustee is included in the chart earlier in this section.

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OWNERSHIP OF FUND SHARES.

The following table discloses the dollar range of equity securities beneficially owned by each trustee as of December 31, 2025 (i) in the Fund and (ii) on an aggregate basis in any registered investment companies overseen by the trustee within the same family of investment companies:

NON-INTERESTED TRUSTEES

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Hilary E. Ackermann	None	Over $100,000
Robin C. Beery	None	Over $100,000
Derrick D. Cephas	None	None
Christine R. Detrick	None	Over $100,000
John J. Gauthier	None	Over $100,000
Andrew A. Johnson	None	None
Paul L. Rosenberg	None	$10,001-$50,000
David Sung	None	None

INTERESTED TRUSTEE

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Gregory A. Frost	Over $100,000	Over $100,000

COMPENSATION OF OFFICERS AND TRUSTEES.

The Fund pays a portion of the chief compliance officer’s compensation but otherwise does not pay salaries or compensation to any of its officers or trustees who are employed by Hartford Funds or its affiliates. The chart below sets forth the compensation paid by the Fund to the following trustees for the fiscal year ended March 31, 2026.

Name of Person, Position	Aggregate Compensation From the Fund	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid To Trustees
Hilary E. Ackermann, Trustee	$10,093	None	None	$379,000
Robin C. Beery, Trustee	$10,093	None	None	$379,000
Derrick D. Cephas, Trustee	$10,083	None	None	$334,000
Christine R. Detrick, Trustee	$10,129	None	None	$534,000
John J. Gauthier, Trustee	$10,083	None	None	$334,000
Andrew A. Johnson, Trustee	$10,093	None	None	$379,000
Paul L. Rosenberg, Trustee	$10,083	None	None	$334,000
David Sung, Trustee	$10,093	None	None	$379,000

The sales load for Class A Shares of the Fund is waived for present and former officers, trustees and employees of the Fund, HFMC, The Hartford, the sub-adviser, the transfer agent and their affiliates. Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Fund and its operations to invest in the Fund. Present and former officers, trustees and employees of the Fund, HFMC, The Hartford, the sub-adviser, the transfer agent and their affiliates are also permitted to purchase Class I Shares of the Fund. Class SDR Shares are available for purchase by current or retired officers, trustees and employees (and their spouses and dependents) of Schroders plc and its affiliates without minimum investment amounts.

The Fund’s Declaration of Trust provides that the Fund, to the full extent permitted by Delaware law and the federal securities laws, shall indemnify the trustees and officers of the Fund. The Declaration of Trust does not authorize the Fund to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

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Investment Adviser

The Fund has entered into an investment management agreement with HFMC. HFMC, whose business address is 690 Lee Road, Wayne, Pennsylvania 19087, was organized in 2012. The investment management agreement provides that HFMC, subject to the supervision and approval of the Fund’s Board of Trustees, is responsible for the management of the Fund. HFMC administers the business and affairs of the Fund and may retain and compensate sub-advisers that invest and reinvest the assets of the Fund pursuant to sub-advisory agreements with HFMC. In this regard, HFMC will, whether directly or through engagement of sub-advisers, regularly provide the Fund with research, advice and supervision, and will furnish continuously an investment program for the Fund consistent with the investment objectives and policies of the Fund. HFMC shall also monitor, supervise and oversee any sub-adviser. Among other services, HFMC: (i) provides and, as necessary, re-evaluates and updates the investment objectives and parameters, asset classes, and risk profiles of the Fund; (ii) determines, as permitted through the engagement of sub-advisers as the case may be, what securities and other financial instruments should be purchased for the Fund and the portion of the Fund’s portfolio to be held in cash; (iii) monitors the Fund’s performance and examines and recommends ways to improve performance; (iv) meets with and monitors sub-advisers to confirm their compliance with the Fund’s investment strategies and policies and for their adherence to legal and compliance procedures; (v) researches and recommends sub-advisers or portfolio managers for the Fund; and (vi) reports to the Board on the performance of the Fund and recommends action as appropriate.

In addition, HFMC or its affiliate(s) provides administrative services to the Fund, including personnel, services, equipment and facilities and office space for proper operation of the Fund. Although HFMC, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Fund, the Fund pays for these services directly. Among other services, HFMC: (i) assists in all aspects of the Fund's operations, including the supervision and coordination of service providers (e.g., the custodian, transfer agent or other shareholder servicing agents, accountants, and attorneys), and serves as the liaison between such service providers and the Board; (ii) drafts and negotiates agreements between service providers and the Fund; (iii) prepares meeting materials for the Fund's Board and produces such other materials as the Board may request; (iv) coordinates and oversees filings with the SEC; (v) develops and implements compliance programs for the Fund; (vi) provides day-to-day legal and regulatory support for the Fund; (vii) assists the Fund in the handling of regulatory examinations; and (viii) makes reports to the Board regarding the performance of the Fund’s investment adviser.

With respect to the Fund, HFMC has entered into an investment sub-advisory agreement with SIMNA. Under the investment sub-advisory agreement, SIMNA, subject to the general supervision of the Fund’s Board of Trustees and HFMC, is responsible for (among other things) the investment and reinvestment of the assets of the Fund and furnishing the Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for the Fund. SIMNA has entered into a sub-sub-advisory agreement with Schroders Capital (collectively with SIMNA, the “Sub-Advisers”) under which Schroders Capital is responsible for (among other things) assisting SIMNA in the investment and reinvestment of the assets of the Fund and furnishing the Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for the Fund.

As provided by the investment management agreement, the Fund pays HFMC an investment management fee that is paid monthly, equal on an annual basis to 1.50% of the Fund’s average monthly net assets (a portion of which will be waived until at least July 31, 2027). HFMC, not the Fund, pays the sub-advisory fees to SIMNA at the annual rate of 1.00% of the average month end value of the Fund’s net assets (a portion of which will be waived until at least July 31, 2027). SIMNA, not the Fund or HFMC, pays the sub-sub-advisory fees to Schroders Capital. The sub-sub-advisory fee paid by SIMNA to Schroders Capital is determined at the end of each month based on the internal Schroders Group Transfer Pricing Policy then in effect.

HFMC also provides the Fund with accounting services pursuant to the fund accounting agreement by and between the Fund and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company. In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, the Fund pays HFMC a fee. HFMC is entitled to receive the following fee with respect to the Fund: the fund accounting fee for the Fund shall equal the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin.

The following table reflects the amount paid to HFMC for fund accounting services for the Fund for the last three fiscal years.

FUND NAME	For the Fiscal Year Ended 03/31/2026	For the Fiscal Year Ended 03/31/2025	For the Fiscal Period Ended 03/31/2024*
Hartford Schroders Private Opportunities Fund	$298,841	$293,614	$129,833

*For the period July 31, 2023 (commencement of operations) through March 31, 2024.

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The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

advisory fee payment history.

The following charts show, for the fiscal years or period ended March 31, 2024, March 31, 2025 and March 31, 2026, the amount of (1) advisory fees paid by the Fund to HFMC, as investment adviser, and (2) the net aggregate sub-advisory fees paid by HFMC to SIMNA.

Fund	Gross Fees Payable to HFMC For fiscal year ended 03/31/2026	Investment Advisory Fee Waiver For fiscal year ended 03/31/2026	Net Fees Paid to HFMC For fiscal year ended 03/31/2026	Net Aggregate Sub-Advisory Fees Paid To SIMNA For fiscal year ended 03/31/2026
Hartford Schroders Private Opportunities Fund	$777,557	$545,347	$232,210	$154,806
Fund	Gross Fees Payable to HFMC For fiscal year ended 03/31/2025	Investment Advisory Fee Waiver For fiscal year ended 03/31/2025	Net Fees Paid to HFMC For fiscal year ended 03/31/2025	Net Aggregate Sub-Advisory Fees Paid To SIMNA For fiscal year ended 03/31/2025
Hartford Schroders Private Opportunities Fund	$396,699	$330,583	$66,116	$44,078
Fund	Gross Fees Payable to HFMC For fiscal year ended 03/31/2024	Investment Advisory Fee Waiver For fiscal year ended 03/31/2024	Net Fees Paid to HFMC For fiscal year ended 03/31/2024	Net Aggregate Sub-Advisory Fees Paid To SIMNA For fiscal year ended 03/31/2024
Hartford Schroders Private Opportunities Fund(1)	$163,156	$135,963	$27,193	$18,128
(1)	From commencement of operations (July 31, 2023) through March 31, 2024.

Portfolio Managers

The personnel of the Sub-Advisers who have primary responsibility for management of the Fund are the members of the Sub-Advisers’ global Investment Committee. The Sub-Advisers also assigned two senior private equity investment professionals to manage the Fund. Each investment recommendation brought forward by the Fund’s investment team must be approved unanimously by the global Investment Committee. Specific investment decisions take into account the merits of the specific investment opportunity, as well as portfolio allocation and risk management considerations.

The Investment Committee is composed of:

Rainer Ender. Global Head of Private Equity, Schroders Capital

Rainer Ender is the Global Head of Private Equity at Schroders Capital and a member of the Investment Committee. He is also active on the advisory boards of several fund managers. Before joining Schroders in 2001, Mr. Ender was an underwriter for alternative risk transfer at Zurich Reinsurance Company. From 1997 to 2000 he was a manager in the Financial Risk Management Practice at Arthur Andersen. In addition, Mr. Ender served for several years on the Board of DTS, a regulated derivatives trader in Switzerland. He is also a CFA® charterholder.

Nils Rode. Chief Investment Officer, Schroders Capital

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Nils Rode is the Chief Investment Officer of Schroders Capital. He is a member of Schroders Capital's Management Committee and a member of the Investment Committee. Before joining Schroders in 2005, Mr. Rode was a Vice President with private equity backed SkyOnline, a US-based IT and telecommunications company, where he worked in the areas of finance and strategy from 2003 to 2005. From 1995 to 2002, Mr. Rode was a management consultant with McKinsey & Company in Germany, where he was the lead manager for several strategic, organizational and operational improvement programs for private and publicly listed companies in the technology and financial services sector.

Lee Gardella. Head of Private Equity, North America, Schroders Capital

Lee Gardella is the Head of Private Equity North America and leads the Schroders Capital’s Investment Risk and Monitoring efforts and is a member of the Investment Committee. Before joining Schroders Capital in 2007, Mr. Gardella was a Managing Director leading the Private Markets Group for CTC Consulting, the family office investment advisory subsidiary of US Trust Company in Stamford, Connecticut. From 1997 to 2005 he worked for the US Trust Company in the private equity and Alternative Investment Divisions making private equity direct and fund investments and leading the development of private equity, real estate and hedge fund investment products. Prior to that, Mr. Gardella was an Associate at the Edison Venture Fund and Wilshire Associates and a Treasury Analyst at National Steel Corporation. He is also a CFA® charterholder.

Tim Creed. Head of Private Equity Investments, Schroders Capital

Tim Creed is the Head of Private Equity Investments at Schroders Capital. He is a member of Schroders Capital Private Equity Management Committee and a member of the Investment Committee. He is also on the advisory board of several leading European buyout and turnaround fund managers. Prior to joining Schroders in 2004, Mr. Creed worked as a Project Manager at Aon in London, UK, having previously spent five years at Accenture in Strategy Consulting and Operations Consulting, where he worked mostly with financial services companies across Europe. Tim started his career as a Research Chemist at Astra Zeneca, also in the UK. From 2002 to 2007, Mr. Creed held a part time position as an Executive Public member of Network Rail in the UK.

Benjamin Alt. Head of Global Private Equity Portfolios, Head of Private Equity Consumer Investments, Schroders Capital

Benjamin Alt is the Head of Global Private Equity Portfolios, leads the Private Equity Consumer Investments team and is a member of the Investment Committee. Prior to taking on his current role, Mr. Alt covered Schroders Capital private equity investment activity in Europe, as well as in the US while in secondment in New York. Before joining Schroders Capital in 2008, Mr. Alt worked in the Investment Banking division of Sal. Oppenheim in Frankfurt and Cologne, Germany.

Richard Damming. Head of Private Equity Investments Europe, Schroders Capital

Richard Damming is the Head of Schroders Capital Private Equity Investment activities in Europe across direct/co-investments, primaries and secondaries and is a member of the Investment Committee. He is also on the advisory board of several leading European fund managers. Prior to joining Schroders in 2011, Mr. Damming worked at Capvent AG, a Zurich based private equity funds of funds firm. From 2006 to 2009, Mr. Damming was an Associate in the Corporate Finance team of PricewaterhouseCoopers in Zurich. Mr. Damming was also a controller and corporate M&A Analyst for ABB Ltd. from 2004 to 2005.

Steven Yang. Head of Global Venture Investments, Schroders Capital

Steven Yang is the Head of the Schroders Capital Private Equity Global Innovation program and leads Schroders Capital's venture investment activities globally including technology and healthcare investments. He is also a member of the Investment Committee. Prior to joining Schroders in 2007, Mr. Yang was a portfolio manager at Beagle Limited, a New York based ultra high net worth family office, where he managed a diversified portfolio of private equity partnerships, hedge funds and direct investments in early stage technology companies. From 1997 to 2000 Steven worked for Welch Capital Partners as an analyst focusing on investments in enterprise hardware/software and telecom equipment/services.

The two assigned senior private equity professionals to lead the Fund (“Portfolio Management Team”) are:

Ethan Vogelhut. Head of Buyout Investments Americas, Schroders Capital

Ethan is the Head of Buyout Investments Americas and leads Schroders Capital’s US buyout and turnaround investment activities across primary funds, secondaries, and co-investments. Before joining Schroders Capital in 2010, Mr. Vogelhut worked on the restructuring of Vertis Communications, a private equity portfolio company of Avenue Capital. From 2008 to 2009, he was an associate at Linley Capital, a New York-based private equity firm focused on middle market buyouts. Mr. Vogelhut was also a manager of finance at Viacom, Inc. from 2004 to 2006. He completed the investment banking analyst program at Bank of America Securities in

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New York from 2001 to 2003 where he provided financial and advisory services to companies and financial sponsors in the retail and consumer industries.

Benjamin Alt. Head of Global Private Equity Portfolios, Head of Private Equity Consumer Investments, Schroders Capital

For Mr. Alt’s full biography, please see Investment Committee member biographies above.

OTHER ACCOUNTS MANAGED OR SUB-ADVISED BY SCHRODERS PORTFOLIO MANAGERS

The following table lists the number and types of other accounts managed or sub-advised by the Fund’s portfolio managers and assets under management in those accounts as of March 31, 2026:

PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	Number of Accounts where AdvisorY Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance (in millions)
Investment Committee Members
Rainer Ender
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	66	$10,414	59	$9,936
Other Accounts	70	$8,949	56	$7,367
Nils Rode
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	59	$9,917	53	$9,442
Other Accounts	69	$8,945	55	$7,362
Lee Gardella
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	59	$9,917	53	$9,442
Other Accounts	69	$8,945	55	$7,362
Tim Creed
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	59	$9,917	53	$9,442
Other Accounts	69	$8,945	55	$7,362
Benjamin Alt
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	59	$9,917	53	$9,442
Other Accounts	69	$8,945	55	$7,362
Richard Damming
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	59	$9,917	53	$9,442
Other Accounts	69	$8,945	55	$7,362
Steven Yang
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	59	$9,917	53	$9,442
Other Accounts	69	$8,945	55	$7,362

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PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	Number of Accounts where AdvisorY Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance (in millions)
Portfolio Management Team
Ethan Vogelhut
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	5	$1,010	5	$1,010
Other Accounts	1	$224	0	$0
Benjamin Alt
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	59	$9,917	53	$9,442
Other Accounts	69	$8,945	55	$7,362

CONFLICTS OF INTEREST BETWEEN THE FUND SUB-ADVISED BY SCHRODERS PORTFOLIO MANAGERS AND OTHER ACCOUNTS

Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. In addition, some of these accounts managed by the portfolio managers may have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees the Sub-Advisers receive for managing the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take advantage of that opportunity due to an allocation of that opportunity to or across eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION OF SCHRODERS PORTFOLIO MANAGERS

Schroders receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between SIMNA and HFMC on behalf of the Fund. Schroders pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended March 31, 2026.

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all employees of Schroders. A limited number of fund managers may also receive awards under a long-term incentive program, aimed at recognizing key talent and sustained performance and potential. In addition, certain employees, typically those in the private markets division of Schroders Capital, may also be eligible to participate in carried-interest sharing arrangements, which further enhance long-term retention and alignment to investment performance. Base salary of the employees of Schroders is determined by reference to the level of responsibility inherent in the role and the skills and experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base salaries annually, targeting increases at

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lower earners, for whom fixed compensation comprises a more significant portion of total compensation, as well as employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods), the level of funds under management, and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Nonfinancial performance metrics, including adherence to effective risk management, also form a significant part of the performance assessment process which is considered in determining the individual’s bonus award. Schroders assesses each employee’s performance across three key areas: Business Excellence, Behavioral Excellence and Conduct, taking into account factors such as leadership, contribution to other parts of the business, and identifying those whose behavior exemplifies Schroders’ corporate values of excellence, integrity, teamwork, passion and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroders Funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

EQUITY SECURITIES BENEFICIALLY OWNED BY SCHRODERS PORTFOLIO MANAGERS

The dollar ranges of equity securities beneficially owned by Schroders portfolio managers are as follows for the fiscal year ended March 31, 2026, except as indicated below:

PORTFOLIO MANAGER	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Investment Committee Members
Rainer Ender	None
Nils Rode	None
Lee Gardella	$100,001-$500,000
Tim Creed	None
Benjamin Alt	None
Richard Damming	None
Steven Yang	None
Portfolio Management Team
Ethan Vogelhut	$100,001-$500,000
Benjamin Alt	See above

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REPURCHASES AND TRANSFERS OF SHARES

Repurchase Offers

The Adviser intends to recommend to the Board (subject to the Board’s discretion) that the Fund offer to repurchase Shares from shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. In determining whether the Fund should repurchase Shares from shareholders of the Fund pursuant to written tenders, the Fund’s Board will consider the recommendation of the Adviser. The Board also will consider various factors, including, but not limited to, those listed in the prospectus, in making its determinations.

The Fund’s Board will cause the Fund to make offers to repurchase Shares from shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all shareholders of the Fund. When the Fund’s Board determines that the Fund will repurchase Shares, notice will be provided to each shareholder of the Fund describing the terms thereof, and contain information shareholders should consider in deciding whether and how to participate in such repurchase opportunity. Shareholders who are deciding whether to tender their Shares during the period that a repurchase offer is open may ascertain an estimated net asset value of their Shares (which is calculated once a month at month-end) from HFMC, the administrator for the Fund, during such period. If a repurchase offer is oversubscribed by shareholders, the Fund may repurchase only a pro rata portion of the Shares tendered by each shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

The Fund generally expects to distribute to the holder of Shares that are repurchased a payment of cash in satisfaction of such repurchase. Although the Fund will have a reasonable basis to believe that it will be able to satisfy all conditions of each tender offer when it commences the tender offer, including paying cash for shares being repurchased, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate Investments at favorable prices to pay for repurchased Shares at the time of the repurchase. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or (iii) interests in Investment Funds that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of any outstanding repurchase offer.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser or Sub-Advisers would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser and/or the Sub-Advisers intend to take measures (subject to such policies as may be established by the Fund’s Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

Mandatory Repurchases and Redemptions

As noted in the prospectus, the Fund has the right to repurchase and/or redeem Shares of a shareholder or any person acquiring Shares from or through a shareholder under certain circumstances, in accordance with the terms of its Agreement and Declaration of Trust and the 1940 Act, including Rule 23c-2 under the 1940 Act. Such mandatory redemptions may be made if:

●	Shares have been transferred to or vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder or with the consent of the Fund;
●	ownership of Shares by a shareholder or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;
●	continued ownership of such shares may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal consequences;
●	any of the representations and warranties made by a shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true; or
●	it would be in the best interests of the Fund to redeem Shares.

Transfers of Shares

Shares are subject to restrictions on transferability, and liquidity will be provided by the Fund only through repurchase offers, which may be made from time to time by the Fund as determined by the Fund’s Board of Trustees in its sole discretion. No transfer of Shares will be permitted by the Fund unless the transferee is an “Eligible Investor” (as defined in the prospectus), and, after the transfer, the

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value of the Shares beneficially owned by each of the transferor and the transferee is at least equal to the Fund’s minimum investment requirement.

The Fund’s organizational documents provide that each shareholder has agreed to indemnify and hold harmless the Fund, the Board, the Adviser, each other shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such shareholder in violation of these provisions or any misrepresentation made by such shareholder in connection with any such transfer.

See “Types of Investments and Related Risks – Repurchase Offers Risks” in the Prospectus for a description of the risks associated with the Fund’s repurchase offers. In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see “Taxation” below.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income and gains. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1940 Act and the rules and regulations thereunder and other applicable law.

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PORTFOLIO TRANSACTIONS

The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities.

Subject to any policy established by the Fund’s Board of Trustees and HFMC, Schroders is primarily responsible for the investment decisions of the Fund and the placing of its portfolio transactions. In placing any brokerage orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the sub-adviser generally seeks reasonably competitive spreads or commissions, the Fund does not necessarily pay the lowest possible spread or commission. HFMC may instruct the sub-adviser to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Fund.

The sub-adviser generally deals directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, the sub-adviser may effect certain “riskless principal” transactions through certain dealers in the over-the-counter market under which commissions are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

To the extent that accounts managed by the sub-adviser are simultaneously engaged in the purchase of the same security as the Fund, then, as authorized by the Fund’s Board of Trustees, available securities may be allocated to the Fund and another client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by the Fund. In some cases, this system might adversely affect the price paid by the Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for the Fund (for example, in the case of a small issue).

Accounts managed by the sub-adviser (or its affiliates) may hold securities also held by the Fund. Because of different investment objectives or other factors, a particular security may be purchased by the sub-adviser for one client when one or more other clients are selling the same security.

During the period from July 31, 2023 (commencement of operations) to March 31, 2024 and the fiscal years ended March 31, 2025 and March 31, 2026, the Fund paid no brokerage commissions in connection with portfolio transactions.

Commission rates, where applicable, are established by country and trade method used to execute a given order.

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PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board believes that the voting of proxies with respect to securities held by the Fund is an important element of the overall investment process. Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is typically substantially less than that encountered in connection with registered equity securities. Pursuant to the Fund’s Policy Related to Proxy Voting, as approved by the Fund’s Board, HFMC has delegated to the sub-adviser the authority to vote any and all proxies relating to the Fund’s portfolio securities, subject to oversight by HFMC. The sub-adviser’s exercise of this delegated proxy voting authority on behalf of the Fund is subject to oversight by HFMC. The sub-adviser has a duty to vote or not vote such proxies in the best interests of the Fund and its shareholders, and to avoid the influence of conflicts of interest. In addition, if the sub-adviser requests that HFMC vote a proxy in the Fund because the sub-adviser believes it has a conflict of interest with respect to said proxy, HFMC may vote such securities. HFMC may choose to echo vote, vote in accordance with stated guidelines set forth by a proxy voting service or in accordance with its recommendations, abstain or hire a third-party fiduciary.

The policies and procedures used by the sub-advisers to determine how to vote certain proxies relating to portfolio securities are set forth in Appendix A. However, more complete information should be obtained by reviewing the Fund's voting records. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is or will be available (1) without charge, upon request, by calling 1-888-660-3010, (2) on the Fund’s website at www.hartfordfunds.com, and (3) on the SEC’s website at www.sec.gov.

The Fund intends to hold a portion of its interests in the Investment Funds in non-voting form when required by law or regulation. Where the Fund anticipates that it would own voting securities of an Investment Fund in an amount that is in excess of amounts permitted by law or regulation, the Fund will typically seek to either purchase non-voting securities of such Investment Fund or to enter into contractual arrangements with such Investment Funds, typically before the initial purchase, which relinquish the right to vote in respect of a portion of those voting securities to the extent required to comply with applicable laws and regulations.

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TAXATION

SHAREHOLDER TAXATION

The following is a general summary of certain material U.S. federal income tax considerations applicable to the Fund and an investment in the Fund. The discussion below provides general tax information related to an investment in the Fund, but does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Fund and does not address any state, local, non-U.S. or other tax consequences. It is based on the Code and regulations promulgated thereunder by the U.S. Department of the Treasury (“Treasury Regulations”) and administrative pronouncements, all as of the date of this SAI, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a shareholder’s particular circumstances, including (but not limited to) alternative minimum tax consequences and tax consequences applicable to shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; insurance companies; U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” As with any taxable investment, shareholders may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances. Unless otherwise noted, the following discussion applies only to a shareholder that holds Shares as a capital asset and is a U.S. Shareholder. A “U.S. Shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding Shares should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of Shares.

The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.

Taxation of the Fund

The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not be subject to Fund-level U.S. federal income taxes on any ordinary income or capital gains that it distributes as dividends to shareholders. To qualify as a RIC in any tax year, the Fund must, among other things, satisfy both a source of income test and asset diversification tests. The Fund will qualify as a RIC if (i) at least 90% of the Fund’s gross income for such tax year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of shares, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such shares, securities or currencies; and net income derived from interests in “qualified publicly-traded partnerships” (such income, “Qualifying RIC Income”); and (ii) the Fund’s holdings are diversified so that, at the end of each quarter of such tax year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly-traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly-traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly-traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (1) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the

50

substantial equivalent thereof and (2) less than 90% of its gross income for the relevant tax year consists of Qualifying RIC Income. The Code provides that the U.S. Department of the Treasury may issue Treasury Regulations to exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in shares or securities (or options and futures with respect to shares or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in shares and securities.

In addition, to maintain RIC tax treatment, the Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to 90% of the sum of its “investment company taxable income” and its net tax-exempt interest income, determined without regard to any deduction for dividends paid, to shareholders (the “90% distribution requirement”). If the Fund qualifies as a RIC and satisfies the 90% distribution requirement, the Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes as dividends to its shareholders (including amounts that are reinvested pursuant to the dividend reinvestment plan). In general, a RIC’s “investment company taxable income” for any tax year is its taxable income, determined without regard to net capital gains and with certain other adjustments. The Fund intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis. Any taxable income, including any net capital gains that the Fund does not distribute in a timely manner, will be subject to U.S. federal income tax at regular corporate rates.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to Shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gains attributed to the Fund as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gains as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a tax year.

As a RIC, the Fund will be, subject to a nondeductible 4% U.S. federal excise tax on certain undistributed amounts for each calendar year (the “4% excise tax”). To avoid the 4% excise tax, the Fund must distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous calendar years that were not distributed during those calendar years. For purposes of determining whether the Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains previously subject to U.S. federal income tax. Furthermore, any distribution declared by the Fund in October, November or December of any calendar year, payable to shareholders, of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been paid on December 31 of the calendar year in which the distribution was declared. The Fund generally intends to avoid the imposition of the 4% excise tax, but there can be no assurance in this regard. In particular, the Fund’s reliance on income and realized gain allocations from investments that will produce final tax allocation information to the Fund only after the end of the calendar year, often months after, makes the risk of the 4% excise tax being imposed substantially higher than otherwise.

It is intended that the Fund will invest a portion of its assets in Investment Funds, some of which may be classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) generally is not subject to an entity-level U.S. federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short- term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund and certain Investment Funds (including in circumstances where investments by the Investment Funds, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of interests in Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Investment Funds earn income of a type that is not Qualifying RIC Income for purposes of the source-of-income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test. Some of the income that the Fund may earn directly or through an Investment Fund, such as income recognized from an equity investment in an operating partnership, may not satisfy the source-of-income test. To lessen the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the source-of-income test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to shareholders.

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Further, certain of the Fund’s investments may produce income that may not constitute Qualifying RIC Income for purposes of the source-of-income test. For example, any equity investments the Fund makes in entities treated as partnerships for U.S. federal income tax purposes that are engaged in active businesses will not produce Qualifying RIC Income for purposes of the source-of-income test. In order to meet the source-of-income test, the Fund may also structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may hold such investments through one or more subsidiary that is treated as a corporation for U.S. federal income tax purposes. In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the source-of-income test, although such income may be subject to U.S. or non-U.S. tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary, which may be material and will ultimately reduce the return to Fund shareholders. Doing so may affect the source-of-income test and the diversification tests, which could ultimately require modifications to the structure of the Fund’s investments. The Fund’s need to hold such investments through such subsidiary in order to satisfy the source-of-income test may, however, jeopardize its ability to satisfy the diversification tests, which may make it difficult for the Fund to qualify as a RIC for U.S. federal income tax purposes. No complete assurance can be provided that the Fund will be able to satisfy requirements of the source-of-income test and the diversification tests.

Furthermore, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the diversification tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund's investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

As a result of the application of the rules described above, the Fund could be subject to U.S. federal income tax or the 4% excise tax and, under certain circumstances, the Fund’s ability to qualify or maintain its qualification as a RIC could be negatively affected. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions. Accordingly, no complete assurance can be provided that the Fund will be able to satisfy the source-of-income test and the diversification tests, avoid the U.S. federal income tax or avoid the 4% excise tax.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS OR CO-INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF BOTH THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY INVESTMENT FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

If the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in respect of any tax year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of certain corporate shareholders and may be eligible to be qualified dividend income in the case of certain non-corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy either the source-of-income test or asset diversification test described above, in certain cases, however, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty. In particular, the Fund’s reliance on income and realized gain allocations from investments that will produce final tax allocation information to the Fund only after the end of the calendar year, often months after, makes the risk of a source-of-income test or asset diversification tests failure substantially higher than otherwise.

Some of the investments that the Fund is expected to make, such as investments in debt instruments having market discount and/or treated as issued with “original issue discount” (“OID”), may cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result, the Fund may have difficulty meeting the 90% distribution requirement necessary to maintain RIC tax treatment. Because this income will be included in the Fund’s investment company taxable income for the tax year it is accrued, the Fund may be required to make a distribution to shareholders to meet the distribution requirements described above, even though the Fund will not have received any corresponding cash or property. The Fund may be required to borrow money, dispose of other securities or forgo new investment opportunities for this purpose.

There may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the Fund expects to invest a portion of its net assets in below investment grade instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent the Fund should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in connection with the Fund’s general intention to distribute sufficient income to qualify, and maintain its qualification to be subject to tax as a RIC

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and to minimize the risk that it becomes subject to U.S. federal income or excise tax.

Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Fund will be successful in this regard. If more than 50% of the value of the Fund’s total assets at the close of its tax year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund the foreign source amount of income deemed earned and the respective amount of foreign taxes paid by the Fund. If at least 50% of the value of the Fund’s total assets at the close of each quarter of its tax year is represented by interests in other RICs, the Fund may elect to “pass-through” to shareholders the foreign source amount of income deemed earned and the respective amount of foreign taxes paid or deemed paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, each shareholder’s pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against U.S. federal income tax (but not both).

The Fund may invest in shares of foreign companies that are classified under the Code as PFICs. In general, a foreign company is considered a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an “excess distribution” received with respect to PFIC shares is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC shares as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one such election (i.e., a “QEF” election), the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark its PFIC shares to market, resulting in any unrealized gains at the Fund’s tax year end being treated as though they were recognized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to shares in the same PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income, gain or loss with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Fund shareholders, and which will be recognized by Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of “qualified dividend income” as discussed below.

Applicable treasury regulations generally treat the Fund’s income inclusion from an investment in a PFIC with respect to which the Fund has made a QEF election as qualifying income only if there is a distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion.

If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a CFC, including equity tranche investments and certain debt tranche investments in a CLO treated as CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation of an amount equal to the Fund’s pro rata share of the foreign corporation’s earnings for such tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution to the Fund during such tax year. This deemed distribution is required to be included in the income of certain U.S. Shareholders of a CFC, such as the Fund, regardless of whether a U.S. shareholder has made a QEF election with respect to such CFC. The Fund is generally required to distribute such income in order to satisfy the distribution requirements applicable to RICs, even to the extent the Fund’s income from a CFC exceeds the distributions from the CFC and the Fund’s proceeds from the sales or other dispositions of CFC stock during that tax year. In general, a foreign corporation will be treated as a CFC for U.S. federal income tax purposes if more than 50% of the shares of the foreign corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. Additionally, applicable treasury regulations generally treat a fund’s income inclusion with respect to a CFC as qualifying income only if there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion.

The functional currency of the Fund, for U.S. federal income tax purposes, is the U.S. dollar. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Fund accrues interest income or other receivables or

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accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are respectively characterized as ordinary income or ordinary loss for U.S. federal income tax purposes. Similarly, on the sale of other disposition of certain investments, including debt securities, certain forward contracts, futures contracts, options, as well as similar financial instruments, denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income subject to distribution to Fund shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute to qualify for tax treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a tax year, the Fund would not be able to distribute amounts considered dividends for U.S. federal income tax purposes, and any distributions during a tax year made by the Fund before such losses were recognized would be re-characterized as a return of capital to Fund shareholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce the Fund shareholder’s tax basis in Fund Shares.

If the Fund uses leverage through the issuance of preferred Shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Fund Shares. Limits on the Fund’s ability to pay dividends on Fund Shares may prevent the Fund from meeting the distribution requirements described above and, as a result, may affect the Fund’s ability to be subject to tax as a RIC or subject the Fund to the 4% excise tax. The Fund endeavors to avoid restrictions on its ability to make distribution payments. If the Fund is precluded from making distributions on Fund Shares because of any applicable asset coverage requirements, the terms of preferred Shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed by the Fund to enable the Fund to satisfy the distribution requirements that would enable the Fund to be subject to tax as a RIC, will be paid to the holders of preferred Shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred Shares would be entitled to receive upon repurchase or liquidation of such preferred Shares.

Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of shares or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (8) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment and (9) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections to mitigate the effect of these provisions.

Unless and until the Fund is considered under the Code to be a “publicly offered regulated investment company,” for purposes of computing the taxable income of U.S. Shareholders that are individuals, trusts or estates, (1) the Fund’s earnings will be computed without taking into account such U.S. Shareholders’ allocable shares of the Management Fees and certain other expenses, (2) each such U.S. Shareholder will be treated as having received or accrued a dividend from the Fund in the amount of such U.S. Shareholder’s allocable share of these fees and expenses for such taxable year, (3) each such U.S. Shareholder will be treated as having paid or incurred such U.S. Shareholder’s allocable share of these fees and expenses for the taxable year and (4) each such U.S. Shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. Shareholder. Miscellaneous itemized deductions generally are not deductible by a U.S. Shareholder that is an individual, trust or estate. In addition, if the Fund is not treated as a “publicly offered regulated investment company,” the Fund will be subject to limitations on the deductibility of certain “preferential dividends” that are distributed to U.S. Shareholders on a non-pro-rata basis. A “publicly offered regulated investment company” is a RIC whose equity interests are (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, or (iii) held by at least 500 persons at all times during the RIC’s taxable year.

The remainder of this discussion assumes that the Fund has qualified and maintained its qualification as a RIC and has satisfied the distribution requirements described above.

Taxation of U.S. Shareholders

Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions

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(or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time a shareholder has owned Shares. The ultimate tax characterization of the Fund’s distributions made in a tax year cannot be determined until after the end of the tax year. As a result, the Fund may make total distributions during a tax year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital that will be applied against and reduce the shareholder’s tax basis in its Shares. To the extent that the amount of any such distribution exceeds the shareholder’s tax basis in its Shares, the excess will be treated as gain from a sale or exchange of Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares. Generally, for U.S. federal income tax purposes, a shareholder receiving Shares under the dividend reinvestment plan will generally be treated as having received a distribution equal to the fair market value of such Shares on the date the Shares are credited to the shareholder’s account.

A return of capital to shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result from such reduction in tax basis, shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the shareholder’s original investment.

It is expected that a substantial portion of the Fund’s income will consist of ordinary income. For example, interest and OID derived by the Fund are characterized as ordinary income for U.S. federal income tax purposes. In addition, gain derived by the Fund from the disposition of debt instruments with “market discount” (generally, securities with a fixed maturity date of more than one year from the date of issuance acquired by the Fund at a price below the lesser of their stated redemption price at maturity or accreted value, in the case of securities with OID) will be characterized as ordinary income for U.S. federal income tax purposes to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition, unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to other special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to shareholders.

Distributions made by the Fund to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the distributions consist of qualifying dividends received by the Fund. In addition, any portion of the Fund’s dividends otherwise qualifying for the dividends-received deduction will be disallowed or reduced if the corporate shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Distributions of “qualified dividend income” to an individual or other non-corporate shareholder will be treated as “qualified dividend income” to such shareholder and generally will be taxed at long-term capital gain rates, provided the shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a significant portion of the distributions made by the Fund will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”

If a person acquires Shares shortly before the record date of a distribution, the price of the Shares may include the value of the distribution, and the person will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment in such Shares.

Distributions paid by the Fund generally will be treated as received by a shareholder at the time the distribution is made. However, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in which the income or gains supporting the distribution was earned. If the Fund makes such an election, the shareholder will still be treated as receiving the distribution in the tax year in which the distribution is received. In this instance, however, any distribution declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been received by shareholders on December 31 of the calendar year in which the distribution was declared.

Certain distributions reported by the Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the NAV of those Shares.

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Sale or Exchange of Shares

The repurchase or transfer of Shares may result in a taxable gain or loss to the tendering shareholder. Different tax consequences may apply for tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her Shares, such repurchase may be treated as a dividend (as opposed to a sale or exchange) for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering shareholders. On the other hand, shareholders holding Shares as capital assets who tender all of their Shares (including Shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the Shares and the shareholder’s adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such Shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Losses realized by a shareholder on the sale or exchange of Shares held as capital assets for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the shareholder acquires (including through reinvestment of distributions or otherwise) Shares, or enters into a contract or option to acquire Shares, within 30 days before or after any disposition of such Shares at a loss. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Under current law, net capital gains recognized by non-corporate shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

In general, U.S. Shareholders currently are generally subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a tax year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year. Any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from repurchases or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Fund.

The Fund (or if a U.S. Shareholder holds Shares through an intermediary, such intermediary) will send to each of its U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per Share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS, including the amount of distributions, if any, eligible for the preferential maximum rate generally applicable to long-term capital gains. Distributions paid by the Fund generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to Qualifying Dividends because the Fund’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

Under U.S. Treasury regulations, if a shareholder recognizes losses with respect to Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding and Information Reporting

Information returns will be filed with the IRS in connection with payments on Shares and the proceeds from a sale or other

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disposition of Shares. A shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally, in the case of a U.S. resident shareholder, on an IRS Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate shareholders and certain other shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be credited against the applicable shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Taxation of Non-U.S. Shareholders

Whether an investment in the Fund is appropriate for a non-U.S. Shareholder (as defined below) will depend upon that investor’s particular circumstances. An investment in the Fund by a non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisors before investing in Shares.

The U.S. federal income taxation of a shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Shareholder”), depends on whether the income that the shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income that a non-U.S. Shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Shareholder, distributions of “investment company taxable income” (including any deemed distributions with respect to a repurchase offer) will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate provided under an applicable treaty). Alternatively, if the income that a non-U.S. Shareholder derives from the Fund is effectively connected with a U.S. trade or business of the non-U.S. Shareholder, the Fund will not be required to withhold U.S. federal tax if the non-U.S. Shareholder complies with applicable certification and disclosure requirements, although such income will be subject to U.S. federal income tax in the manner described below and at the rates applicable to U.S. residents. Backup withholding will not, however, be applied to payments that have been subject to this 30% withholding tax applicable to non-U.S. Shareholders.

A non-U.S. Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the tax year and meets certain other requirements such capital gains distributions, undistributed capital gains and gains from the sale or exchange of Shares will be subject to a 30% U.S. tax.

Furthermore, properly designated distributions by the Fund and received by non-U.S. Shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Fund in respect of the Fund’s “qualified net interest income” (i.e., the Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Fund in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gains over the Fund’s long-term capital losses for such tax year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term capital gains, and a portion of such distributions (e.g., derived from interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of Shares held through an intermediary, the intermediary may have withheld amounts even if the Fund reported all or a portion of a distribution as exempt from U.S. federal withholding tax. To qualify for this exemption from withholding, a non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. tax residency status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). Thus, an investment in the Shares by a non-U.S. Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder, any distributions of “investment company taxable income,” capital gains distributions, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Shareholder other than a corporation may be subject to backup withholding on net capital gains distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

If the Fund distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. To obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer

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identification number or file a federal income tax return.

Under the Foreign Account Tax Compliance Act provisions of the Code, withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the potential application of the U.S. estate tax.

The Fund may be subject to non-U.S. income taxes withheld at the source. The Fund, if permitted to do so by investing at least half of its total assets in non-U.S. securities as of the end of its taxable year, which is not currently expected, may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each shareholders with respect to Fund Shares held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the shareholder’s pro rata share of the Fund’s non-U.S. income taxes (with such included amount potentially subject to U.S. withholding tax), and (ii) either deduct (in calculating U.S. taxable income, but only for shareholders who itemize their deductions on their personal tax returns) or credit (in calculating U.S. federal income tax) the shareholder’s pro rata share of the Fund’s non-U.S. income taxes. Withholding taxes on dividends on non-U.S. securities while such securities are lent out by the Fund are not eligible for non-U.S. tax credit pass through. Taxes not “passed through” for tax purposes will not be available to shareholders for foreign tax credit purposes. A non-U.S. Shareholder invested in a Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the shareholder’s U.S. federal income tax otherwise payable with respect to the shareholder’s non-U.S. source income. For this purpose, shareholders must treat as non-U.S. source gross income (i) their proportionate shares of non-U.S. taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed. If the Fund shares are loaned pursuant to securities lending arrangements, the non-U.S. Shareholders may lose the ability to use any non-U.S. tax credits passed through by a Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Regarding a short sale with respect to shares of a Fund, substitute payments made to the lender of such shares may not be deductible under certain circumstances. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, Shareholders and prospective shareholders should consider the potential state and local tax consequences associated with an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders will generally be taxable in their state of residence with respect to their income or gains earned and distributed by the Fund as dividends for U.S. federal income tax purposes, or the amount of their investment in the Fund.

Other Taxes

Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon RICs that have excess inclusion income. There can be no assurance that the Fund will not

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allocate to shareholders excess inclusion income.

These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or through an investment in a U.S. REIT.

Shareholders may be subject to U.S. state, local and non-U.S. taxes applicable to their investment in the Fund. In those U.S. states or localities, entity-level tax treatment and the treatment of distributions made to shareholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in Shares may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s portfolio investments. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 30, 2026, to the knowledge of the Fund’s management, the officers and trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of June 30, 2026, to the knowledge of the Fund’s management, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of a class of the Fund.

Shareholder	Class A	Class I	Class SDR
Hartford Funds Management Company Wayne, PA	100%	13.88%	23.90%
Schroders US Holdings Inc. New York, NY	n/a	n/a	28.27%
Affiliated Independent Distributors Inc. * Wayne, PA	n/a	n/a	32.37%
McNaughton-McKay Electric Company Madison Heights, MI	n/a	n/a	7.31%

*May be deemed to control the Fund due to its beneficial ownership of 25% or more of the outstanding shares of the Fund.

As of June 30, 2026, Affiliated Independent Distributors Inc. may be deemed to control the Fund due to its beneficial ownership of 25% or more of the outstanding voting securities of the Fund. As of June 30, 2026, no other person or entity owned 25% or more of the outstanding voting securities of the Fund. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the Fund. A control person may be able to take actions regarding the Fund it controls without the consent or approval of other shareholders.

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OTHER SERVICE PROVIDERS

TRANSFER AGENT

Hartford Administrative Services Company (“HASCO”), located at 690 Lee Road, Wayne, Pennsylvania 19087, is the transfer agent for the Fund. As transfer agent, HASCO, among other things, receives and processes purchase orders and repurchase requests, effects transfers of shares, prepares and transmits payments for dividends and distributions, maintains records of account, and provides oversight of service providers and financial intermediaries providing sub-transfer agency, sub-accounting, and similar shareholder services on behalf of Fund shareholders. An Amended and Restated Transfer Agency and Service Agreement provides the terms pursuant to which HASCO provides such services to the Fund and the terms pursuant to which the Fund pays compensation to HASCO for providing such services. Pursuant to a sub-transfer agency agreement between HASCO and UMB Fund Services, Inc. (“UMBFS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to UMBFS. UMBFS is located at 235 W. Galena Street, Milwaukee, Wisconsin 53212. In addition to UMBFS, HASCO may also designate other service providers as sub-agent to perform or provide shareholder services for the Fund, provided that such sub-agents do not provide distribution services for the Fund.

In addition, HASCO designates certain financial intermediaries that maintain Fund shareholder accounts in either an omnibus or networked arrangement with HASCO. Under these arrangements, the financial intermediaries may provide both distribution services and sub-transfer agency (non-distribution) services. The Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to each share class of the Fund plus a target profit margin. Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to UMBFS (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and UMBFS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Board of Trustees; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Amount of Transfer Agency Fee (as a percentage of the average month end value of the Fund’s net assets)
Class A	0.17%
Class I	0.31%
Class SDR	0.17%

The Fund does not pay any fee directly to UMBFS (or any other sub-agent of HASCO) or to financial intermediaries for providing sub-transfer agency services; rather, HASCO makes all such payments to UMBFS (or any other designated sub-agent) and financial intermediaries. In some cases, HFMC and/or its affiliates may make additional compensation payments out of their own assets (and not as an expense of the Fund) to financial intermediaries – please see the sub-section titled “DISTRIBUTION PLAN – ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES” for more information.

Custodian

Portfolio securities of the Fund are held pursuant to a Custodian Agreement between the Fund and State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) served as the Fund’s Independent Registered Public Accounting Firm for the fiscal year ended March 31, 2026. PwC is located at Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.

Distributor

Hartford Funds Distributors, LLC (“HFD”) serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement initially approved by the Fund’s Board of Trustees. HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). HFD’s principal business address is 690 Lee Road, Wayne, Pennsylvania 19087. HFD is an indirect subsidiary of The Hartford. The Hartford may be deemed to control HFD through its indirect ownership of HFD.

Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Except as discussed below under “Distribution Plan,” HFD bears all the expenses of providing services pursuant to the Underwriting Agreement, including expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such

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continuance is specifically approved (1) by the vote of a majority of the trustees of the Fund, including a majority of the trustees who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of the Fund, or (2) by the vote of a majority of the outstanding voting securities of the Fund. HFD is not obligated to sell any specific amount of shares of the Fund.

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DISTRIBUTION PLAN

The Board has approved the adoption of a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A Shares. HFD or its affiliates are entitled to retain all service fees payable for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

CLASS A PLAN. Pursuant to the Class A Plan, the Fund may pay HFD a fee of up to 0.70% of the average monthly net assets attributable to Class A Shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.

GENERAL. Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s Shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s Shares; (b) compensation to employees of HFD; (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information; and (d) the costs of preparation, printing and mailing reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD). Service fees paid under the Plan are payments for the provision of personal service and/or the maintenance of shareholder accounts. The Plan is considered a compensation type plan, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures. Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee. If HFD’s actual expenditures are less than the fee payable to HFD at any given time, HFD may realize a profit from the arrangement.

In accordance with the terms of the Plan, HFD provides to the Fund, for review by the Fund’s Board of Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In its quarterly review of the Plan, the Fund’s Board of Trustees reviews the level of compensation the Plan provides.

The Plan was adopted by a majority vote of the Board of Trustees of the Fund, including at least a majority of trustees who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on the Plan. In approving the Plan, the trustees identified and considered a number of potential benefits that the Plan may provide to the Fund and its shareholders, including shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through repurchase activity, the ability to sell Shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Trustees of the Fund believes that there is a reasonable likelihood that the Plan will benefit the Fund and its current and future shareholders. Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the trustees of the Fund in the manner described above. The Plan may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected by the increase, and material amendments to the Plan must also be approved by the Board of Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the trustees of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund. The Plan will automatically terminate in the event of its assignment.

For the fiscal year ended March 31, 2026, no 12b-1 fees were paid in connection with the sale of Fund shares.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES. As stated in the prospectus under Payments to Financial Intermediaries and Other Entities, HFMC and/or its affiliates make additional compensation payments out of their own assets and not as an expense to or out of the assets of the Fund to Financial Intermediaries to support the sale of the Hartford Funds’ shares (“Additional Payments”). These Additional Payments, which are in addition to commissions, Rule 12b-1 fees, Administrative Fees and Servicing Payments (as defined in the prospectus), and which may be paid to such Financial Intermediary in its capacity as a Servicing Intermediary, may create an incentive for your Financial Intermediary to sell and recommend the Hartford Funds over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

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OTHER MATTERS

Code of Ethics

The Fund, HFMC, HFD and the sub-adviser have each adopted a code of ethics designed to protect the interests of the Fund’s shareholders. Under each code of ethics, personnel subject to the code are permitted to trade securities for their own account, including securities that may be purchased or held by the Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

Registration Statement

This SAI and the Prospectus do not contain all the information included in the Fund’s registration statement filed with the SEC under the Securities Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, is available on the SEC’s website at www.sec.gov.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

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FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended March 31, 2026, together with the notes thereto, and reports of the Fund’s Independent Registered Public Accounting Firm are incorporated by reference from the Fund’s annual report for the fiscal year ended March 31, 2026 into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC.

The Fund’s Annual Reports and Semi-Annual Reports are available without charge by calling the Fund at 1-888-660-3010 or by visiting the Fund’s website at www.hartfordfunds.com or on the SEC’s website at www.sec.gov.

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APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES

SCHRODERS CAPITAL MANAGEMENT (US), INC.

General principles

Schroders Capital Management (US) Inc. (“Schroders Capital Private Equity”) has adopted these Proxy Voting Policies and Procedures to satisfy its fiduciary obligations and the requirements of Rule 206(4)-6 under the Advisers Act.

As an investment manager, Schroders Capital Private Equity is responsible for voting the (private and public) securities held by each investment vehicle (each, a “Fund”) and discretionary mandate client (each, a “Mandate Client,” and together with Funds, “Clients”) that it advises. Schroders Capital Private Equity and its employees (“Employees”) are required to comply with the following policies and procedures with respect to voting such securities.

Underlying funds or portfolio companies of each Client (“Portfolio Funds”) may, from time to time, seek the consent or vote of Clients to, among other things, amend or otherwise waive certain provisions governing the relationship between such Portfolio Fund and the Client. Schroders Capital Private Equity reviews each consent/voting solicitation on a case-by-case basis, considering, among other things, the effect of such consent or vote on the Portfolio Fund and the Client. Schroders Capital Private Equity and/or a Mandate Client’s or Fund’s general partner, will determine to consent or vote, or withhold its consent or vote, in each case after taking into account the relevant facts and circumstances (including both the short- and long-term implications of the proposal) and the best interests of the applicable Client, to include a review of the respective Mandate Client’s investment advisory contract or the respective Fund’s governing documents. The Legal Department should be consulted prior to exercising any such consent or vote on behalf of a Client.

Material conflicts of interest

The above procedures are designed to ensure that consents and votes are handled properly and fiduciary obligations are fulfilled. As Employees are discouraged from engaging in any material business other than providing services to Clients, it is highly unlikely that any specific vote or consent will result in a material conflict of interest between Schroders Capital Private Equity or any Employee and any Client. However, certain conflicts of interest may arise.

In the event an actual or potential conflict of interest arises in connection with the request by a Portfolio Fund to consent or vote for a Client, Schroders Capital Private Equity will attempt to resolve such conflicts in a manner that enables Schroders Capital Private Equity and/or a Mandate Client’s or Fund’s general partner to consent or vote in the best interests of the respective Client. Schroders Capital Private Equity shall determine whether any conflict of interest presented between Schroders Capital Private Equity and a Client with respect to a Portfolio Fund proposal might be material and, if so, find a reasonable method to avoid or handle such conflict1. If Schroders Capital Private Equity’s Management determines that a conflict of interest is not material, Schroders Capital Private Equity and the respective general partner may vote or consent how they wish, notwithstanding the conflict.

Abstention

Schroders Capital Private Equity and the respective general partner may abstain from consenting or voting to a proposal if Schroders Capital Private Equity or the general partner concludes that the effect on a Client’s economic interests is immaterial or if Schroders Capital Private Equity or the general partner believes the cost of such vote out-weighs the potential benefit for the applicable Client.

Disclosure to Clients

In general, the investment advisory contract or a Mandate Client’s documents and the organizational documents of each Fund contain security voting and consent policies applicable with respect to the Fund. Furthermore, Schroders Capital Private Equity’s Form ADV Part 2 contains the policies and procedures set forth above as well as instructions for how Clients may obtain further information.

1 For example, a method that may be utilized to avoid the conflict is the abstention from voting on the proposal.

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HARTFORD SCHRODERS PRIVATE OPPORTUNITIES FUND

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)		Financial Statements

Included in Part A: Financial highlights incorporated by reference from the Fund’s Annual Report for the fiscal year ended March 31, 2026 (File No. 811-23776), as filed with the SEC on Form N-CSR on June 5, 2026

Included in Part B: Financial highlights incorporated by reference from the Fund’s Annual Report for the fiscal year ended March 31, 2026 (File No. 811-23776), as filed with the SEC on Form N-CSR on June 5, 2026

(2)		Exhibits:

(a)

(1) Certificate of Trust dated December 27, 2021 (incorporated by reference to the Registrant’s Initial Registration Statement on Form N-2 (File No. 333-262271) filed on January 21, 2022)

(i) Certificate of Amendment to Certificate of Trust dated September 29, 2022 (incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-262271) filed on October 28, 2022)

(2) Initial Declaration of Trust dated December 27, 2021 (incorporated by reference to the Registrant’s Initial Registration Statement on Form N-2 (File No. 333-262271) filed on January 21, 2022)

(3) Amended and Restated Declaration of Trust (incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-262271) filed on February 10, 2023)

	(b)	By-Laws (incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-262271) filed on February 10, 2023)

	(c)	Not applicable.

	(d)	Form of Amended and Restated Multiple-Class Plan Pursuant to Rule 18f-3 (incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-262271) filed on February 10, 2023)

	(e)	Dividend Reinvestment Plan (incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-262271) filed on February 10, 2023)

	(f)	Not applicable.

	(g)	(1) Form of Investment Management Agreement between the Registrant and Hartford Funds Management Company, LLC (incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-262271) filed on February 10, 2023)

(2) Form of Sub-Advisory Agreement between Hartford Funds Management Company, LLC and Schroder Investment Management North America Inc. (incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-262271) filed on February 10, 2023)

(3) Form of Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroders Capital Management (US) Inc. (incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-262271) filed on February 10, 2023)

(h)

(1) Amended and Restated Principal Underwriting Agreement dated January 1, 2013, as amended and restated August 7, 2013 (incorporated by reference to Exhibit (e).(i).a of The Hartford Mutual Funds, Inc.’s Post-Effective Amendment No. 131 to its Registration Statement on Form N-1A (File No. 333-02381) filed on August 27, 2014)

(i) Form of Amendment to the Principal Underwriting Agreement (incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-262271) filed on February 10, 2023)

(i)	Not applicable.

(j)

Custodian Agreement with State Street Bank and Trust Company dated December 31, 2014 (incorporated by reference to Exhibit (g) of The Hartford Mutual Funds, Inc.’s Post-Effective Amendment No. 137 to its Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2015)

(i) Amendment to Custodian Agreement (incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-262271) filed on February 10, 2023)

(k)

(1) Form of Amended and Restated Transfer Agency and Service Agreement with Hartford Administrative Services Company (incorporated by reference to Exhibit (h).(i).(a) to The Hartford Mutual Funds, Inc.’s Post-Effective Amendment No. 169 to its Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2020)

(i) Form of Amendment to the Amended and Restated Transfer Agency and Service Agreement (incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-262271) filed on February 10, 2023)

(2) Fund Accounting Agreement with Hartford Funds Management Company, LLC dated December 31, 2014 (incorporated by reference to Exhibit (h).(ii).(a) to The Hartford Mutual Funds Inc.’s Post-Effective Amendment No. 137 to its Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2015)

(i) Form of Amendment to the Fund Accounting Agreement (incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-262271) filed on February 10, 2023)

(3) Form of Rule 12b-1 Distribution Plan (incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-262271) filed on February 10, 2023)

(4) Form of Third Amendment to Expense Limitation Agreement (filed herewith)

(5) Form of Amended and Restated Management Fee Waiver Agreement (filed herewith)

(l)	Opinion and Consent of Counsel (filed herewith)

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm (filed herewith)

(o)	Not applicable.

(p)	Investor Application (incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-262271) filed on February 10, 2023)

(q)	Not applicable.

(r)	(1) Code of Ethics of Hartford Funds Management Company, LLC, Lattice Strategies LLC, Hartford Funds Distributors, LLC and The Hartford-Sponsored Funds dated March 30, 2026 (incorporated by reference to Hartford Series Fund, Inc.’s Post-Effective Amendment No. 139 to its Registration Statement on Form N-1A (File No. 333-45431) filed on April 14, 2026)

(2) Code of Ethics of Schroder Investment Management North America Inc. dated August 2025 (incorporated by reference to Hartford Funds Exchange Traded Trust’s Post-Effective Amendment No. 53 to its Registration Statement on Form N-1A (File No. 333-215165) filed on November 26, 2025)

(3) Schroders Capital Management (US) Inc. Group Personal Account Dealing Policy dated May 2025 (incorporated by reference to Hartford Funds Exchange Traded Trust’s Post-Effective Amendment No. 53 to its Registrant’s Registration Statement on Form N-2 (File No. 333-262271) filed on November 26, 2025)

(s)	Calculation of Filing Fee Tables (filed herewith)

(t)	Power of Attorney dated July 1, 2026 (filed herewith)

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus that forms a part of this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission Registration Fees	$22,000
Blue Sky	$51,600
Printing Expenses	$8,000
Legal Fees and Expenses	$175,000
Accounting Fees	$28,100
Miscellaneous	$0
Total	$284,700

Item 28. Persons Controlled by or Under Common Control with Registrant

Hartford Funds SPV, LLC is a wholly-owned subsidiary of the Registrant. The Registrant does not control any other person. The Registrant is not aware of any other person that is directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by (i) Hartford Funds Management Company, LLC, the Registrant’s investment adviser and, therefore, deemed to be under common control with one or more funds or other entities deemed to be controlled by HFMC; and (ii) Affiliated Independent Distributors and, therefore, deemed to be under common control with one or more other entities controlled by Affiliated Independent Distributors. Information regarding the ownership of Hartford Funds Management Company, LLC is set forth in its Form ADV as filed with the SEC (File No. 801-77209).

Item 29. Number of Holders of Securities

As of June 30, 2026:

Title of Class	Number of Record Holders
Class A Shares of Beneficial Interest	1
Class I Shares of Beneficial Interest	120
Class SDR Shares of Beneficial Interest	22

Item 30. Indemnification

Reference is made to Section 3 of Article VII of the Amended and Restated Declaration of Trust (“Declaration”) for the Registrant (also, the “Trust”) and incorporated by reference herein. All section references below are to those contained in the Declaration.

(a)	For purposes of Section 3 and Section 5 of Article VII and any related provisions of the By-laws, “Agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a “Covered Person” (as defined below); “Proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “liabilities” and “expenses” include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

(b)	Subject to the exceptions and limitations contained in this Section, as well as any procedural requirements set forth in the By-Laws:

(i)      every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any Proceeding in which they become involved as a party or otherwise by virtue of their being or having been such a Trustee or officer, and against amounts paid or incurred by them in the settlement thereof;

(ii)     every Person who is, has been, or becomes an Agent of the Trust may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any Proceeding in which they become involved as a party or otherwise by virtue of their being or having been an Agent, and against amounts paid or incurred by him or her in the settlement thereof;

(iii)    every Person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any Proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any Proceeding in which they become involved as a party or otherwise by virtue of their being or having held such Other Position, and against amounts paid or incurred by them in the settlement thereof;

(c)	Without limitation of the foregoing and subject to the exceptions and limitations set forth in this Section, as well as any procedural requirements set forth in the By-Laws, the Trust shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any Proceeding, by reason of alleged acts or omissions within the scope of their service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by them in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act.

(d)	No indemnification shall be provided hereunder to any Person who shall have been adjudicated by a court or body before which the proceeding was brought: (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office (collectively, “Disabling Conduct”) or (ii) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust.

(e)	With respect to any Proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the Proceeding was brought, no indemnification shall be provided to a Trustee, officer, Agent or other Person unless there has been a dismissal of the Proceeding by the court or other body before which it was brought for insufficiency of evidence of any Disabling Conduct with which such Trustee, officer, Agent or other Person has been charged or a determination that such Trustee, officer, Agent or other Person did not engage in Disabling Conduct:

(i)      by the court or other body before which the Proceeding was brought;

(ii)     by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the Proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(iii)    by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(f)	The Trust’s financial obligations arising from the indemnification provided herein or in the By-Laws: (i) may be insured by policies maintained by the Trust; (ii) shall be severable; (iii) shall not be exclusive of or affect any other rights to which any Person may now or hereafter be entitled; and (iv) shall continue as to a Person who has ceased to be subject to indemnification as provided in this Section as to acts or omissions that occurred while the Person was indemnified as provided herein and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, may be entitled, and other persons may be entitled by contract or otherwise under law.

(g)	Expenses of a Person entitled to indemnification hereunder in connection with the defense of any Proceeding of the character described in paragraphs (a) and (b) above may be advanced by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Person that such amount will be paid over by him or her to the Trust or Series if it is ultimately determined that he or she is not entitled to indemnification under this Section 3; provided, however, that either (i) such Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry or full investigation), that there is reason to believe that such Person will be found entitled to indemnification under Section 3.

The Registrant’s various agreements with its service providers provide for indemnification.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in Registrant’s Prospectus in the section entitled “Management of the Fund” and to the section of the Statement of Additional Information captioned “Fund Management.” The information required by this Item 31 with respect to each director, officer or partner of the Adviser is incorporated by reference to Form ADV with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-77209).

Schroder Investment Management North America Inc. (“SIMNA”) and Schroders Capital Management US, Inc. (“Schroders Capital") serve as Sub-Adviser and Sub-Sub-Adviser, respectively, to the Registrant. The executive officers of SIMNA and Schroders Capital are listed in the respective investment advisers’ registration on Forms ADV (File No. 801-15834 and File No. 801-69112, respectively) and are hereby incorporated herein by reference thereto. The directors and officers of SIMNA and Schroders Capital have been engaged during the past two fiscal years in no business, vocation, or employment of a substantial nature other than as directors, officers, or employees of SIMNA and Schroders Capital, respectively or certain of their corporate affiliates.

Item 32. Location of Accounts and Records

Information on the physical possession of accounts, books, and other documents is included in the Registrant’s filing on Form N-CEN filed with the U.S. Securities and Exchange Commission on June 8, 2026.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	The Registrant undertakes to suspend the offering of its Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	The Registrant undertakes:

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

1.	to include any prospectus required by Section 10(a)(3) of the Securities Act

2.	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Filing Fee” table in the effective registration statement; and

3.	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b.	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	that, for the purpose of determining liability under the Securities Act to any purchaser:

1.	Not applicable;

2.	if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities. The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

1.	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

2.	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

3.	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

4.	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes that:

a.	Not applicable; and

b.	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.	Not applicable.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Registration Statement meets all the requirements for effectiveness pursuant to Rule 486(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Wayne, and Commonwealth of Pennsylvania, on the 24th day of July 2026.

HARTFORD SCHRODERS PRIVATE OPPORTUNITIES FUND
By:	/s/ Gregory A. Frost*
Gregory A. Frost
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Gregory A. Frost* Gregory A. Frost	Trustee, President and Chief Executive Officer (Principal Executive Officer)	July 24, 2026

/s/ Ankit Puri* Ankit Puri	Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 24, 2026

/s/ Christine R. Detrick* Christine R. Detrick	Chair of the Board and Trustee	July 24, 2026

/s/ Hilary E. Ackermann* Hilary E. Ackermann	Trustee	July 24, 2026

/s/ Robin C. Beery* Robin C. Beery	Trustee	July 24, 2026

/s/ Derrick D. Cephas* Derrick D. Cephas	Trustee	July 24, 2026

/s/ John J. Gauthier* John J. Gauthier	Trustee	July 24, 2026

/s/ Andrew A. Johnson, Jr.* Andrew A. Johnson, Jr.	Trustee	July 24, 2026

/s/ Paul L. Rosenberg* Paul L. Rosenberg	Trustee	July 24, 2026

/s/ David Sung* David Sung	Trustee	July 24, 2026

* By: /s/ Thomas R. Phillips Thomas R. Phillips, Attorney-in-fact *Pursuant to Power of Attorney (filed herewith)		July 24, 2026

EXHIBIT INDEX

Exhibit No.	Description
(2)(k)(4)	Form of Third Amendment to Expense Limitation Agreement
(2)(k)(5)	Form of Amended and Restated Management Fee Waiver Agreement
(2)(l)	Opinion and Consent of Counsel
(2)(n)	Consent of Independent Registered Public Accounting Firm
(2)(s)	Calculation of Filing Fee Tables
(2)(t)	Power of Attorney dated July 1, 2026